REMBRANDT FUNDS(REGISTRATION MARK)

                                 [GRAPHIC OMITTED]

                                  ANNUAL REPORT
                                DECEMBER 31, 1996

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ...........................  1
OVERVIEW .........................................  2
MANAGER'S DISCUSSION AND ANALYSIS ................  5
REPORT OF INDEPENDENT AUDITORS ................... 24
STATEMENTS OF NET ASSETS/SCHEDULES
   OF INVESTMENTS ................................ 25
STATEMENTS OF ASSETS AND LIABILITIES ............. 60
STATEMENTS OF OPERATIONS ......................... 61
STATEMENTS OF CHANGES IN NET ASSETS .............. 64
FINANCIAL HIGHLIGHTS ............................. 68
NOTES TO FINANCIAL STATEMENTS .................... 78
SHAREHOLDER VOTING RESULTS ....................... 83
NOTICE TO SHAREHOLDERS ........................... 85


[REMBRANDT LOGO OMITTED]





                     Rembrandt, Rembrandt Funds and the "R"
                          are registered trademarks of
                LaSalle National Bank, N.A. All rights reserved.




SHARES OF REMBRANDT FUNDS ARE NOT SPONSORED OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OF LASALLE NATIONAL BANK, ANY OF ITS AFFILIATES, OR THE U.S. GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES. SHARES OF REMBRANDT FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. SHARES OF REMBRANDT FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. LASALLE STREET CAPITAL MANAGEMENT, LTD., AN AFFILIATE OF LASALLE BANKS AND EUROPEAN AMERICAN BANK, SERVES AS THE INVESTMENT ADVISOR TO REMBRANDT FUNDS. REMBRANDT FUNDS ARE DISTRIBUTED BY REMBRANDT FINANCIAL SERVICES COMPANY WHICH IS NOT AN AFFILIATE OF LASALLE NATIONAL BANK.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

The Rembrandt Funds finished up 1996 with a strong fourth quarter, as several portfolios outperformed their Lipper peer groups. Overall, 1996 was another good year for Rembrandt and assets continued to grow.

Our U.S. stock funds led the way in 1996 with double digit returns above or near 20% for Growth, Value and Small Cap. The Balanced Fund, with 51% of its assets in domestic stocks turned in 13.15%, well ahead of the average bond fund's performance of 4.69% for the year. International stocks and bonds continued to underperform the U.S. market during the year. Sluggish foreign economies were partly to blame. Neither Japan nor Europe was able to completely shake recession, while many emerging markets had continued difficulties with growth.

U.S. bonds did not fare too well in 1996, as rates gradually rose, pushing down returns. While the economy was stronger than most suspected, and labor markets were tight, inflation continued at modest levels. This combination of moderate growth, low inflation and low relative interest rates worked best for stocks, and kept bonds skittish.

Rembrandt hit a milestone during 1996, as the Family of Funds passed the $2 billion mark for assets under management across all portfolios. As a bank fund complex, Rembrandt/LaSalle National Corp. is ranked among the top 50 in terms of asset size according to THE AMERICAN BANKER (November 12, 1996). And thanks to you, we continue to grow.

With a range of portfolios from which to choose, we hope you'll consider the Rembrandt Funds for one, or all of your new mutual fund investments in 1997. If you'd like more information, just give us a call at 1-800-443-4725 or visit our website at www.rembrandtfunds.com.

                              (/S/ ANTONY EDGAR)


                              Antony Edgar
                              President
                              LaSalle Street Capital Management, Ltd.

OVERVIEW

MONEY MARKET FUNDS

   MONEY MARKET FUND--This fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. It invests exclusively in a variety of high quality money market instruments.

   GOVERNMENT MONEY MARKET FUND-- This fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The main difference between this fund and the Treasury Money Market Fund is that in addition to investing in Treasuries, it invests in securities issued or guaranteed by the U.S. Government or its agencies.

  TREASURY MONEY MARKET FUND-- The fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. It invests exclusively in short-term U.S. Treasury bills, notes and bonds.

  TAX-EXEMPT MONEY MARKET FUND-- This fund seeks to preserve principal value, maintain a high degree of liquidity, and provide current income exempt from Federal income tax. It invests primarily in municipal securities with the objective of providing maximum after-tax yield consistent with liquidity.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

FIXED INCOME FUNDS

  FIXED INCOME FUND-- This fund emphasizes corporate and government bonds and other fixed income instruments.

  INTERMEDIATE GOVERNMENT FIXED INCOME FUND-- This fund consists entirely of short- and intermediate-term government securities. The fund is managed to take advantage of anticipated changes in the direction of interest rates.

  TAX-EXEMPT FIXED INCOME FUND-- This fund invests primarily in state and local fixed income issues that are exempt from Federal income tax.*

  INTERNATIONAL FIXED INCOME FUND-- This fund invests primarily in fixed income securities of various countries worldwide. It strives to take maximum advantage of financial economic developments and currency fluctuations from around the world.**

  BALANCED FUND-- This fund consists of a mix of fixed income securities and common stocks. Its objective is to provide diversification within a single portfolio. By altering the mix of equity and fixed income securities, this fund seeks to take advantage of changing market conditions to maximize returns.

  * Income may be subject to federal Alternative Minimum Tax and state and local taxes. Please consult your tax adviser.
 ** Foreign investing involves certain risks, such as currency fluctuations, foreign taxation, differing standards of accounting and financial disclosure, relatively low liquidity, and potential adverse political situations.

EQUITY FUNDS

  GROWTH FUND-- The objective of this fund is to provide a high level of total return through capital appreciation. It consists of diversified common stocks and securities convertible into common stocks.

  SMALL CAP FUND-- This fund also seeks a high level of total return through capital appreciation. While the Growth Fund invests in companies of any size, this fund invests at least 65% of its assets in the common stocks of growth-oriented corporations with market capitalization of less than $1 billion.

  VALUE FUND-- This fund seeks a high level of total return through capital appreciation and current income. Unlike the Growth Fund or the Small Cap Fund, it invests in the common stocks of under-valued companies with large capitalization and with consistent dividend history.

  INTERNATIONAL EQUITY FUND-- This fund consists of common stocks and other securities from companies in at least three countries other than the U.S.*

  ASIAN TIGERS FUND-- The fund invests primarily in common stocks traded on recognized stock exchanges of Asian countries and in the common stocks of Asian companies, excluding Japan. Investments are allocated to various Asian countries based on the attractiveness of the stocks.*

  LATIN AMERICA EQUITY FUND-- This fund seeks long-term capital appreciation through investments primarily in equity securities of companies whose principal trading is in Latin America, and companies whose primary services performed are in Latin America.*

* Foreign investing involves certain risks, such as currency fluctuations, foreign taxation, differing standards of accounting and financial disclosure, relatively low liquidity, and potential adverse political situations.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]
MANAGER'S DISCUSSION AND ANALYSIS


Note: References in this section to "the Fund" refer to either the Fund itself or the Fund's investment advisors.

TREASURY MONEY MARKET FUND

     The Fund's Trust Class outperformed the IBC U.S. Treasury Average benchmark, 4.80% to 4.69% respectively, while the Investor Class produced a respectable 4.54% for 1996.
     The Fund believed the Fed would remain steady in 1996 and that is exactly what happened through the year. The Federal Open Market Committee did not hike interest rates, although the markets were pushed up and down as economic news seemed to favor one side over another at various times.
     While unemployment stayed down, so did inflation, and labor costs remained under control. Competition in the retail sector, combined with "value-conscious" consumers helped to retard any growth in prices. All of this led to a relatively stable, if unspectacular year for interest rates. The Fund took advantage of this stability and kept the average maturity in the 35 to 50-day range, moving it up and down this range as market conditions changed.
     The Fund laddered its investments to various maturities which helped to enhance the portfolio's yield through diversification. While the Fund did seek opportunities out of the curve, its average maturity is limited to a maximum of 60 days to meet Standard & Poor's strict guidelines for a AAA credit rating.


MONEY MARKET FUND
     The Fund's Trust Class outperformed the IBC All-Taxable Average benchmark 5.13% to 4.95% respectively in 1996. The Investor Class produced a respectable 4.87%.
     The Fund believed the Fed would remain steady in 1996 and that is exactly what happened through the year. The Federal Open Market Committee did not hike interest rates, although the markets were pushed up and down as economic news seemed to favor one side over another at various times. Thus, the Fund continued to look for opportunities in longer maturities throughout 1996, which helped boost returns.
     While unemployment stayed down, so did inflation, and labor costs remained under control. Competition in the retail sector, combined with "value-conscious" consumers helped to retard any growth in prices. All of this led to a relatively stable, if unspectacular year for interest rates.
     The Fund took advantage of this stability and kept the average maturity in the 40 to 55-day range, moving it up and down this range as market conditions changed. The Fund's size grew steadily during 1996 to more than $600 million.

GOVERNMENT MONEY
MARKET FUND
     The Fund's Trust Class outperformed its benchmark, the IBC Total Government Average, 5.08% to 4.76% in 1996. The Investor Class outperformed both the benchmark, as well, 4.82% to 4.76% respectively.
     The Fund believed the Fed would remain steady in 1996 and that is exactly what happened through the year. The Federal Open Market Committee did not hike interest rates, although the markets were pushed up and down as economic news seemed to favor one side over another at various times. Thus, the Fund, like the Rembrandt Money Market Fund, continued to look for opportunities in longer maturities throughout 1996, which helped boost returns.
     While unemployment stayed down, so did inflation, and labor costs remained under control. Competition in the retail sector, combined with "value-conscious" consumers helped to retard any growth in prices. All of this led to a relatively stable, if unspectacular year for interest rates.
     The Fund took advantage of this stability and kept the average maturity in the 40 to 55-day range, moving it up and down this range as market conditions changed. The Fund grew steadily during 1996 to more than $260 million.


TAX-EXEMPT MONEY
MARKET FUND
     The Fund's Trust Class outperformed its benchmark, the IBC All Tax-Free, 3.14% to 2.99%, respectively, for the year. The Investor Class turned in a competitive 2.88% return in 1996.
     The Fund believed the Fed would remain steady in 1996 and that is exactly what happened through the year. The Federal Open Market Committee did not hike interest rates, although the markets were pushed up and down as economic news seemed to favor one side over another at various times. Thus, the Fund continued to look for opportunities in longer maturities throughout 1996, which helped boost returns.
     While unemployment stayed down, so did inflation, and labor costs remained under control. Competition in the retail sector, combined with "value-conscious" consumers helped to retard any growth in prices. All of this led to a relatively stable, if unspectacular year for interest rates.
     The Fund took advantage of this stability and remained fully invested within laddered maturity ranges for liquidity purposes. Year end pricing pressures created some opportunities in the variable rate demand note sector, which the Fund also took advantage of to boost yields.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

FIXED INCOME FUND
     Both of the Fund's share Classes beat their Lipper peer group in 1996, 3.42% (Tr) and 3.24% (Inv), to 3.12% respectively.
     Throughout 1996, fixed income performance hinged on a portfolio's strategy regarding duration, the measure of how long it takes, on average, for a portfolio's holdings to repay their principal and interest. From the year's low of 5.95% on January 2, the 30-year Treasury bond rose in yield to 7.19% in July as economic growth and inflationary pressures began to build. During the first half of the year, the Fund's duration equaled that of the Lehman Aggregate Index, it's benchmark, while earning extra return from an overweighting in corporate and asset-backed securities.
     Fortunately for the market, these inflationary pressures were short-lived. Long rates declined to 6.35% in November and ended the year at 6.64%. For most of 1996's second half, the Fund's duration was longer than that of the Lehman Aggregate Index. In conjunction with the added yield from non-Treasury securities, the Fund's second half return was above that of the Index.
     Going forward, we expect interest rates to trade in a range-based fashion. Although we expect stronger growth in the first half than the second, we feel a significant increase in interest rates would present a buying opportunity. Our indicators present a picture of well behaved inflation for the foreseeable future. We continue to emphasize intermediate (5-10 year)


                                  TRUST CLASS

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Fixed Income Fund Trust Class from January 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000       Growth of $10,000             Growth of $10,000
               Invested in Rembrandt   Invested in Lehman Brothers   Invested in Lipper Intermediate
               Fixed Income Fund       Aggregate Bond Index          Investment-Grade Debt Funds Average


01/31/93             $10,000                 $10,000                             $10,000
12/31/93             $10,760                 $10,768                             $10,769
12/31/94             $10,349                 $11,157                             $10,369
12/31/95             $12,186                 $13,219                             $12,099
12/31/96             $12,603                 $13,696                             $12,477

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


INVESTOR CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Fixed Income Fund Investor Class from March 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000       Growth of $10,000             Growth of $10,000
               Invested in Rembrandt   Invested in Lehman Brothers   Invested in Lipper Intermediate
               Fixed Income Fund       Aggregate Bond Index          Investment-Grade Debt Funds Average


03/31/93          $ 9,550                   $10,000                          $10,000
12/31/93          $10,057                   $10,539                          $10,525
12/31/94          $ 9,658                   $10,919                          $10,134
12/31/95          $11,339                   $12,937                          $11,825
12/31/96          $11,706                   $13,404                          $12,194





                                        Annualized           Annualized
Class of Shares    One-Year Return   Three Year Return    Inception to Date
Trust                    3.42%            5.41%               6.51%
Investor                 3.24%            5.19%               5.60%
Investor w/load         -1.43%            3.59%               4.32%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

securities given the low levels of incremental yield received by purchasing longer issues.
     Our sector view reflects the strong recent performance by credit oriented securities in conjunction with our concern that economic growth may slow significantly in the second half of 1997. Although the Fund is market weighted in corporate bonds, the Fund's focus is on less economically sensitive sectors such as consumer non-cyclical and yankee issues (U.S. dollar denominated bonds issued by foreign governments and corporations). The Fund is over-weighted in mortgage and home loan backed securities due to their US Government backing or AAA rating.

INTERMEDIATE GOVERNMENT
FIXED INCOME FUND
     The Fund's focus on mortgage-backed securities paid off in 1996, as mortgages outperformed treasuries of the same duration and maturity range. The Fund was competitive for the year and finished up with a strong 4th quarter.
     As rates rose generally during the fourth quarter, mortgages finished up strong, propelling the Fund well into the top third of all intermediate government funds according to Lipper. The Fund started the year on a down note, however.
     Its average maturity was longer than the benchmark index, which hurt the Fund as rates jumped early in the year. Plus, the Fund had a higher weighting at the time in Treasuries and Agencies which underperformed other government bond sectors. The Fund then made the move to increase exposure to mortgage securities, generally in the 7- to 10-year average maturity range. Mortgages actually outperformed the general government bond market by nearly 200 basis points for 1996, or 2%, thus benefiting shareholders.
     As the yield curve flattened during the year, intermediate and longer-term bonds benefited, especially fixed income securities that spread off of Treasuries, like mortgages. In addition, the Fund concentrated on buying seasoned mortgages -- they tend to be less volatile, as they have a more defined maturity.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

TRUST CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Intermediate Government Fixed Income Fund Trust Class from January 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Lehman Government Bond Index and the Lipper Short/Intermediate US Government Funds Average and Merrill Lynch 1-5 Year Government Bond Index

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000         Growth of $10,000        Growth of $10,000 Invested        Growth of $10,000
               Invested in Rembrandt     Invested in Lehman       in Lipper Short/Intermediate      Invested in Merrill Lynch
               Intermediate Government   Government Bond Index    US Government Funds Average       1-5 year Government Bond Index
               Fixed Income Fund

01/31/93            $10,000                    $10,000                       $10,000                           $10,000
12/31/93            $10,476                    $10,835                       $10,527                           $10,533
12/31/94            $10,185                    $10,470                       $10,287                           $10,467
12/31/95            $11,596                    $12,389                       $11,570                           $11,803
12/31/96            $12,003                    $12,732                       $11,978                           $12,339


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

INVESTOR CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Intermediate Government Fixed Income Fund Investor Class from April 30, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Lehman Government Bond Index and the Lipper Short/Intermediate US Government Funds Average and Merrill Lynch 1-5 Year Government Bond Index

The plot points used to draw the line graph were as follows:

Period Ended   Growth of $10,000         Growth of $10,000        Growth of $10,000                 Growth of $10,000
               Invested in Rembrandt     Invested in Lehman       Invested in Lipper Short/         Invested in Merrill Lynch
               Intermediate Government   Government Bond Index    Intermediate US Government       1-5 year Government Bond Index
               Fixed Income Fund                                  Funds Average

04/30/93            $ 9,550                    $10,000                       $10,000                           $10,000
12/31/93            $ 9,770                    $10,507                       $10,293                           $10,292
12/31/94            $ 9,474                    $10,152                       $10,059                           $10,227
12/31/95            $10,762                    $12,013                       $11,314                           $11,533
12/31/96            $11,117                    $12,346                       $11,712                           $12,056



                                        Annualized           Annualized
Class of Shares     One-Year Return   Three Year Return   Inception to Date
Trust                   3.51%             4.64%                4.99%
Investor                3.30%             4.40%                4.21%
Investor w/load        -1.32%             2.82%                2.93%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

This makes them more predictable in terms of pre-payment risk and in turn, this reduces volatility in the portfolio. Looking ahead, the Fund will continue to favor mortgages and the 7- to 10-year maturity range as we believe there is much value there.

TAX-EXEMPT FIXED INCOME FUND
     The Fund returned 2.96% (Tr) and 2.70% (Inv) for the year.
     During the first nine months of 1996, the Fund concentrated on strategies to counter the "flat tax" proposals that hung over the muni market. Since the government was looking for ways to reduce its debt burden, increasing tax revenues was one way to do that. It had been suggested that "all" income be taxable, including income from municipal bonds. People began buying munis in the hope that they would be "grandfathered" and would keep the tax-exempt status. The Fund had concentrated on the long end of the muni market where a rush to buy ensued.
     Adding to this rush was the fact that a limited number of issues were hitting the market making existing issues even more scarce.
     In the fourth quarter, the flat tax had become less of an issue. The Fund shifted its strategy toward higher quality, more well structured names that were more viable in the market.
     Much of the portfolio was held in revenue bonds from less "trade-able" sectors like hospitals and housing. The Fund moved 15-20% of assets into coupon bonds or general obligation (G.O.) debt. The difference is that G.O. bonds are backed by the taxing power of the municipality. These bonds tend to be of

TRUST CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Tax-Exempt Fixed Income Fund Trust Class from January 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Lehman Brothers Muni Bond Index, Merrill Lynch 3-7 Year Muni Bond Index, Merrill Lynch 7-12 year Muni Bond Index, Lipper General Muni Debt Average and a Blend of the above Merrill Lynch indices.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000         Growth of $10,000        Growth of $10,000
               Invested in Rembrandt     Invested in Lehman       Invested in Merrill Lynch
               Tax-Exempt                Brothers                 3-7 Year Muni Bond Index
               Fixed Income Fund         Muni Bond Index

01/30/93            $10,000                    $10,000                     $10,000
12/31/93            $10,762                    $11,099                     $10,715
12/31/94            $10,232                    $10,525                     $10,531
12/31/95            $11,835                    $12,363                     $11,652
12/31/96            $12,185                    $12,912                     $12,174

[CHART CONTINUED]
Period Ended   Growth of $10,000         Growth of $10,000        Growth of $10,000
               Invested in               Invested in              Invested in Blend of above
               Merrill Lynch 7-12        Lipper General           Merrill Lynch indices
               Year Muni Bond Index      Muni Debt Average

01/31/93            $10,000                    $10,000                     $10,000
12/31/93            $10,924                    $11,110                     $10,820
12/31/94            $10,532                    $10,377                     $10,533
12/31/95            $12,106                    $12,125                     $11,880
12/31/96            $12,751                    $12,526                     $12,463

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

INVESTOR CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Tax-Exempt Fixed Income Fund Investor Class from March 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Lehman Brothers Muni Bond Index, Merrill Lynch 3-7 Year Muni Bond Index, Merrill Lynch 7-12 year Muni Bond Index, Lipper General Muni Debt Average and a Blend of the above Merrill Lynch indices.

The plot points used to draw the line graph were as follows:

Period Ended   Growth of $10,000         Growth of $10,000        Growth of $10,000
               Invested in Rembrandt     Invested in Lehman       Invested in Merrill Lynch
               Tax-Exempt                Brothers                 3-7 Year Muni Bond Index
               Fixed Income Fund         Muni Bond Index

03/31/93            $ 9,550                    $10,000                     $10,000
12/31/93            $10,094                    $10,826                     $10,513
12/31/94            $ 9,562                    $10,266                     $10,332
12/31/95            $11,038                    $12,059                     $11,432
12/31/96            $11,336                    $12,594                     $11,944

[CHART CONTINUED]
Period Ended   Growth of $10,000         Growth of $10,000        Growth of $10,000
               Invested in               Invested in              Invested in Blend of above
               Merrill Lynch 7-12        Lipper General           Merrill Lynch indices
               Year Muni Bond Index      Muni Debt Average

03/31/93            $10,000                    $10,000                     $10,000
12/31/93            $10,718                    $10,816                     $10,615
12/31/94            $10,333                    $10,102                     $10,333
12/31/95            $11,877                    $11,803                     $11,655
12/31/96            $12,510                    $12,194                     $12,227


                                        Annualized           Annualized
Class of Shares     One-Year Return   Three Year Return    Inception to Date
Trust                    2.96%            4.23%                5.31%
Investor                 2.70%            3.94%                4.27%
Investor w/load         -1.93%            2.36%                3.00%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

higher quality and are less volatile than revenue bonds.
     The revenue bond portion of the portfolio, approximately 80% of the holdings, was also shifted into higher quality names. The Fund bought into bonds from such sources as the Washington St. Power Supply, Chicago Water Works and Indiana School System. While revenue bonds by name, these bonds offered an indirect backing from taxing authorities, making them more stable. Indirectly, this helped lower the volatility of the Fund.
     The Fund also backed away from the use of zero-coupon munis. These products were used to boostperformance and worked successfully through the first three quarters of 1996. When rates fall, these products tend to outperform Treasuries. But when rates started to rise, later in the year, it was not to the Fund's advantage.
     Looking ahead, the Fund will concentrate on adding more income, primarily through the use of more general obligation bonds and higher quality in the long end of the market--10-30 years. The Fund does not favor any particular region over another and continues to look for value across the country.


INTERNATIONAL
FIXED INCOME FUND
     For the year 1996, the Fund had a return of 2.82% (Tr) as compared to the benchmark return of 3.2% on the JP Morgan Global Government Bond Index, excluding the US.
     The higher return of the index was due to the Fund's lower modified duration and its underweighting of the so called high yielders in Europe. Lower duration generally translates to lower volatility.
     With already low bond yields and signs of economic growth picking up, the expected returns, worldwide, appeared low. Hence, the Fund's modified duration was kept lower than the benchmark. As economic growth in Europe and Japan continued to disappoint, and Australian and Canadian economic growth weakened, bond yields in those regions went lower still.
     Although the generally expected Fed rate hike in the third quarter did not happen, US Treasuries ended the year weaker.
     During the period, the Fund increased the bond exposure in Japan towards index level, but continued to keep the JPY currency exposure substantially below index level. The underweight in the JPY currency exposure has worked well.
     Most of the countries in the European Union projected favorable 1997 budget deficits, increasing the chances of countries like Italy, Spain and Sweden to join the EMU in 1999. As a result, bond yield spreads of those coun-tries versus German Bonds tightened tremendously and their currencies appreciated versus the mark. Since those bond markets and their currencies already had rallied substantially in 1995, the Fund kept them underweight versus the index, which did not work well.
     Fiscal belt tightening around the globe decreases the need to finance debt, improves the quality of each country's debt and reduces government spending. Corporate restructuring, (computer) innovations and government deregulations have a beneficial effect on production costs. In many countries, unemployment is high, reducing wage pressures. Commodities are somewhat downbeat and pose no inflationary threat. Altogether it appears that global production outpaces global demand. Henceforth, in many countries price pressures and inflation are modest. In this environment, Central Banks in continental Europe, Australia, Canada and Japan can continue to stimulate economies with low interest rates. In the US, the Fed can keep rates unchanged.
     Offsetting this rosy picture are the already low bond yields around the world. How long can they stay this low? A thought of comfort is that the low nominal yields have to be compared with inflation, which is also low. The real yield on bonds (nominal yield minus inflation) is still reasonable. This provides a cushion for unforeseen political or financial shocks.

TRUST CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt International Fixed Income Fund Trust Class from February 28, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the JP Morgan Global Government Non-US Bond Index and Lipper International Income Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended   Growth of $10,000       Growth of $10,000             Growth of $10,000
               Invested in Rembrandt   Invested in JP Morgan         Invested in Lipper International
               International           Global Government             Income Funds Average
               Fixed Income Fund       Non-US Bond Index

02/28/93          $10,000                 $10,000                         $10,000
12/31/93          $11,348                 $10,162                         $11,381
12/31/94          $11,182                 $11,712                         $11,139
12/31/95          $13,529                 $14,186                         $13,283
12/31/96          $13,910                 $14,644                         $14,445


INVESTOR CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt International Income Fund Investor Class from April 30, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the JP Morgan Global Government Non-US Bond Index and Lipper International Income Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000       Growth of $10,000             Growth of $10,000
               Invested in Rembrandt   Invested in JP Morgan         Invested in Lipper International
               International           Global Government             Income Funds Average
               Fixed Income Fund       Non-US Bond Index

04/30/93          $ 9,550                   $10,000                       $10,000
12/31/93          $10,122                   $10,545                       $10,945
12/31/94          $ 9,949                   $11,064                       $10,712
12/31/95          $12,006                   $13,401                       $12,773
12/31/96          $12,320                   $13,834                       $13,891


                                        Annualized            Annualized
Class of Shares     One-Year Return   Three Year Return    Inception to Date
Trust                     2.82%           7.02%                 9.16%
Investor                  2.62%           6.77%                 6.60%
Investor w/load          -2.02%           5.15%                 5.27%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

     With this in mind, the Fund's overall modified duration is expected to be kept around benchmark level. Because so much of the good news of EMU has already been discounted in the "high yielders", the Fund will continue to keep the interest rate exposure in those high yielders somewhat lower compared with the "hard core" of Europe.
     On the currency side, the pound sterling and dollar were clear favorites last year. At the same time, various Central Banks in continental Europe and Japan not only eased tremendously, but also talked down their own currencies against the dollar. This trend is expected to continue in 1997. Therefore, the Fund will continue to underweight the yen currency exposure.

BALANCED FUND
     The Fund outperformed its Lipper peer group in the 4th quarter, and remained competitive throughout 1996.
     The Fund was helped along by its 51% stake in large, domestic stocks, but in the fourth quarter, the international stocks came to life and helped boost the Fund past its peers. The international portion, consisting entirely of ADRs, makes up 16% of the securities held and has remained roughly at this level throughout the year. The Fund uses international stocks to enhance its domestic holdings of multinational companies and as a diversification tool for investors. By investing worldwide, the Fund can reduce the volatility inherent in an all U.S. portfolio.
     The Fund expects the U.S. to continue to lead the EAFE index (Europe, Australia and the Far East) for 1997, and will keep the international portion at the current level. While the international holdings tend to favor the large EC markets, it's stake in Latin America could help lift returns. These markets are recovering from weak economies in 1996 and the effects of the rising dollar (now U.S. goods are less competitive, giving a boost to these emerging economies).
     Large-cap stocks led the U.S. market in 1996, continuing the trend from 1995. While large-cap returns were not as high last year, they still provided for a solid performance by the Balanced Fund. Financials were the best performing sector with banking taking the lead. The Fund expects to overweight this area in 1997, as bank consolidation may drive returns in this market sector for some time to come. The Fund tends to be sector neutral, like its sibling the Rembrandt Value Fund, to control volatility, but will shift weightings if management believes there is reason for outperformance or can pick up an out of favor stock at a good price.
     The bond portion makes up 30% of the holdings of the Fund and also contributes much to lowering volatility for the portfolio. Most of 1996 was flat for bonds, but they ended the 4th quarter with solid returns as rates rallied and the Fed remained on hold. The rest of the portfolio, about 3.5%, was held in cash to meet liquidity requirements and can be used as a defensive measure in periods of excessive market volatility.

TRUST CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Balanced Fund Trust Class from January 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index, Lehman Brother's Aggregate Bond Index and Lipper Flexible Portfolio Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000         Growth of $10,000          Growth of $10,000                    Growth of $10,000
               Invested in Rembrandt     Invested in Standard &     Invested in Lehman Brother's         Invested in Lipper Flexible
               Balanced Fund             Poor's 500 composite       Aggregate Bond Index                 Portfolio Funds Average
               Fixed Income Fund         Index

01/31/93            $10,000                    $10,000                     $10,000                           $10,000
12/31/93            $10,612                    $10,913                     $10,768                           $10,906
12/31/94            $10,388                    $11,056                     $10,455                           $10,663
12/31/95            $12,658                    $15,206                     $12,387                           $13,318
12/31/96            $14,322                    $18,695                     $12,834                           $15,128


INVESTOR CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Balanced Fund Investor Class from March 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index, Lehman Brother's Aggregate Bond Index and Lipper Flexible Portfolio Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000         Growth of $10,000          Growth of $10,000                    Growth of $10,000
               Invested in Rembrandt     Invested in Standard &     Invested in Lehman Brother's         Invested in Lipper Flexible
               Balanced Fund             Poor's 500 composite       Aggregate Bond Index                 Portfolio Funds Average
                                         Index

03/31/93            $ 9,550                     $10,000                     $10,000                             $10,000
12/31/93            $ 9,896                     $10,544                     $10,539                             $10,649
12/31/94            $ 9,670                     $10,682                     $10,232                             $10,411
12/31/95            $11,751                     $14,692                     $12,123                             $13,004
12/31/96            $13,262                     $18,063                     $12,561                             $14,771


                                        Annualized            Annualized
Class of Shares     One-Year Return   Three Year Return    Inception to Date
Trust                    13.15%           10.51%                9.65%
Investor                 12.86%           10.25%                8.90%
Investor w/load           7.75%            8.58%                7.61%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

VALUE FUND
     The Rembrandt Value Fund finished 1996 with a strong fourth quarter. Like many mutual funds, it lagged its benchmark index, the S&P 500 for the year, but was extremely competitive within its Lipper and Morningstar peer group categories. Note: the Fund is listed as a "growth" fund by Lipper and a "growth and income" fund by Morningstar. Since the Fund only invests in stocks that pay dividends, we believe that Morningstar has the more accurate categorization.
     Rising interest rates took their toll early in 1996, especially on the Fund's utility stake. Add to that the effect of deregulation and the "negative" sentiment many investors feel about these changes. To steer a more stable course in this sector, the Fund has diversified its utility holdings, taking less concentrated positions. Overall, the Fund remains overweighted in this sector.
     Financials were among the Fund's strongest performers in 1996, with banks providing the biggest boost. A large stake in Boatmen's paid off during the third quarter as NationsBank announced its acquisition of the St. Louis bank. Given this consolidation trend in the banking industry, management believes that it will continue in 1997 and beyond. The U.S. is unlike the rest of the world with hundreds of banks without national charters and lacking economies of scale. The Fund will look to overweight this sector in 1997.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Value Fund Trust Class from January 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index and the Lipper Growth & Income Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000         Growth of $10,000          Growth of $10,000
               Invested in Rembrandt     Invested in Standard &     Invested in Lipper
               Value Fund                Poor's 500 Composite       Growth & Income Funds Average
                                         Index

01/31/93            $10,000                    $10,000                     $10,000
12/31/93            $10,583                    $10,915                     $11,063
12/31/94            $10,583                    $11,058                     $10,994
12/31/95            $13,972                    $15,209                     $14,399
12/31/96            $16,827                    $18,698                     $17,392

INVESTOR CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Value Fund Investor Class from March 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index and the Lipper Growth & Income Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000         Growth of $10,000          Growth of $10,000
               Invested in Rembrandt     Invested in Standard &     Invested in Lipper
               Value Fund                Poor's 500 Composite       Growth & Income
                                         Index                      Funds Average

03/31/93            $ 9,550                     $10,000                     $10,000
12/31/93            $ 9,676                     $10,546                     $10,693
12/31/94            $ 9,656                     $10,684                     $10,626
12/31/95            $12,719                     $14,695                     $13,918
12/31/96            $15,274                     $18,066                     $16,810


                                        Annualized            Annualized
Class of Shares     One-Year Return   Three Year Return    Inception to Date
Trust                   20.43%            16.72%               14.16%
Investor                20.09%            16.44%               13.41%
Investor w/load         14.67%            14.65%               12.03%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

     The Fund (Tr) generally does not invest in technology stocks, due to their lack of dividend payouts. However, with the larger tech stocks that pay dividends, the Fund remained true to its value orientation through a contrarian approach. Intel, IBM, Texas Instruments and Motorola are the best examples of this. The Fund bought shares when these stocks were getting hammered in the market, then slowly sold shares as they recovered value. The Fund used the same technique with tobacco stocks, one of the more volatile sectors in the portfolio.
     Looking ahead, the Fund expects much of the same in 1997, with rates and economic performance staying within current ranges. When the bull market does finally take a turn, this portfolio is well-positioned to weather a rough market with its focus on stable large-cap stocks, low volatility and a price-sensitive value orientation.


GROWTH FUND
     The Fund (Tr)outperformed its Lipper peer group by more than 200 basis points, or 2% for the year ended 12/31/96. Like many stock funds, it lagged the S&P Index, 21.69% versus 22.72%, respectively.
     On a longer term basis, however, the Fund (Tr) has led its peer group for the past 1, 2 and 3 year periods ended 12/31/96. The Fund has a large-cap growth orientation, which contrasts nicely with its sibling, the large-cap Rembrandt Value Fund.
     In 1996, the Fund's sector weightings and stock selection helped it surpass the competition. Overweighting in technology (including Intel, Microsoft and Cisco Systems) and finance (including KeyCorp and Citicorp) were the main drivers, as they returned over 42% and 35% respectively, and were the hottest performing sectors of the S&P.
     Stock selection in consumer cyclicals (notably Borders Group), basic materials, transportation and the consumer staples (notably Avon) sectors, provided a large part of the Fund's performance. A sophisticated scanning method is used for stock selection to help identify companies with strong earnings momentum. Then, traditional fundamental analysis is used to filter out the true success stories that management is after.
     In the fourth quarter, the Fund outperformed the peer group once again, but was

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

TRUST CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Growth Fund Trust Class from January 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index and the Lipper Growth Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000         Growth of $10,000          Growth of $10,000
               Invested in Rembrandt     Invested in Standard &     Invested in Lipper
               Growth Fund               Poor's 500 Composite       Growth Funds Average
                                         Index

01/31/93            $10,000                    $10,000                     $10,000
12/31/93            $10,418                    $10,913                     $10,968
12/31/94            $10,204                    $11,056                     $10,753
12/31/95            $13,428                    $15,206                     $14,073
12/31/96            $16,341                    $18,695                     $16,781


INVESTOR CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Growth Fund Investor Class from March 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index and the Lipper Growth Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000         Growth of $10,000          Growth of $10,000
               Invested in Rembrandt     Invested in Standard &     Invested in Lipper
               Growth Fund               Poor's 500 Composite       Growth Funds Average
                                         Index

03/31/93            $ 9,550                     $10,000                     $10,000
12/31/93            $ 9,626                     $10,544                     $10,824
12/31/94            $ 9,393                     $10,682                     $10,612
12/31/95            $12,332                     $14,692                     $13,889
12/31/96            $14,972                     $18,063                     $16,561

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Rembrandt Growth Fund
S&P 500 Composite Index
Lipper Growth Funds Average

                                        Annualized            Annualized
Class of Shares     One-Year Return   Three Year Return    Inception to Date
Trust                   21.69%            16.19%                13.33%
Investor                21.41%            15.86%                12.33%
Investor w/load         15.92%            14.11%                10.99%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

held back by an overweighing in healthcare, which underperformed. Amgen, dropped 16% in the quarter due to uncertainty with its new obesity drug. Healthcare Compare's entry into the insurance market raised some investors' concern, causing a short-term drop in the stock's price.
     Another bright spot came from the utilities sector, where the Fund was overweighted in natural gas. Prices had been high for weeks and inventories were low, increasing investors' expectations for record earnings. This translated into higher stock prices. Basic materials, capital goods and the consumer staples sectors also performed well during the fourth quarter.
     While economic conditions proved favorable in 1996, and the Fund does not anticipate any significant change in 1997, management continues to pay attention to valuations. Growth-style managers will typically pay higher prices in anticipation of future earnings. However, the Growth Fund seeks out stocks that are also reasonable in price. This can help to avoid "buying on speculation," and is one of the main reasons the Fund has been successful at lowering volatility without adversely affecting returns.

INTERNATIONAL EQUITY FUND
     In the first quarter of 1996, the uncertainty over Fed policy caused turbulence in bond markets. The sharp rise in interest rates, could only partly temper the enthusiasm in stock markets. The appreciation of the US dollar versus the yen and most European currencies had eroded a substantial part of the profits.
     In the second quarter the ebullient growth of the US economy, manifested among other things by the job creation figures, resulted in fears that the US economy would overheat and that as a consequence monetary policy would be tightened. The economies of Japan and Germany were still showing lower than expected growth, as well. At that point in time the rise in many world stock markets came to a temporary halt.
     In the months thereafter, most markets drifted about amid higher than expected economic growth in the USA and the United Kingdom and disappointing growth in for example Japan, Germany, and France.
     Due to the relative attractiveness of investing in shares in comparison to bonds and money market products, a flow of money drove stock markets to record highs. Valuation is momentarily high, but still only at the upper end of fair value. However, the prices of individual shares became more sensitive to company specific news. Most European governments had to reduce expenses in order to fulfill the criteria for admission to the European Monetary Union (EMU).

TRUST CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt International Equity Fund Trust Class from January 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Morgan Stanley MSCI EAFE Index and the Lipper International Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000     Growth of $10,000        Growth of $10,000
               Invested in Rembrandt Invested in Morgan       Invested in Lipper
               International         Stanley MSCI EAFE Index  International
               Equity Fund                                    Funds Average

01/31/93            $10,000                 $10,000               $10,000
12/31/93            $12,715                 $13,257               $13,523
12/31/94            $13,137                 $14,288               $13,457
12/31/95            $14,980                 $15,891               $14,723
12/31/96            $16,491                 $16,854               $16,458


INVESTOR CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt International Equity Fund Investor Class from April 30, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Morgan Stanley MSCI EAFE Index and the Lipper International Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000       Growth of $10,000      Growth of $10,000
               Invested in Rembrandt   Invested in Morgan     Invested in Lipper
               International           Stanley MSCI EAFE      International
               Equity Fund             Index                  Funds Average

04/30/93            $ 9,550                 $10,000              $10,000
12/31/93            $10,739                 $10,810              $11,914
12/31/94            $11,070                 $11,651              $11,856
12/31/95            $12,597                 $12,958              $12,972
12/31/96            $13,838                 $13,744              $14,500




                                        Annualized            Annualized
Class of Shares     One-Year Return   Three Year Return    Inception to Date
Trust                    10.09%           9.05%                13.16%
Investor                  9.85%           8.82%                11.26%
Investor w/load           4.93%           7.17%                 9.88%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

The approach of the EMU caused some convergence in European interest and exchange rates. The traditionally weaker currencies appreciated slightly versus the stronger ones, and interest rate differentials decreased.
     Looking ahead, a low level of interest rates in Europe, due to moderate economic growth and low inflation, and the likelihood of better corporate earnings makes investing in equities fairly attractive in comparison to cash and bonds. In Japan, latest figures showed that a quick recovery seems unlikely. Although the economy is in better shape than a year ago, things are going slowly. As the impact of the stimulus packages has faded, we expect Japan's economic growth rate for 1997 to be considerably lower than in 1996. However, economic growth and valuation levels in the Far East and emerging markets offer an opportunity for expanding holdings.


SMALL CAP FUND
     The Rembrandt Small Cap Fund finished 1996 on a strong note. The fourth quarter return exceeded relevant small-cap indices. The Russell 2000 Index, which is the most widely watched small-cap benchmark, advanced 5.20% in the quarter versus 6.41% (Tr) and 6.34% (Inv) for the Fund.
     For the year, both share classes were up nearly 20%, very competitive with the Lipper peer group average, and well ahead of the 16.51% for the Russell 2000 Index.
     In the final months of the year, the Fund took advantage of attractive valuation levels to add to quality growth stocks that had lagged in the recovery rally following the emotional summer correction. This strategy paid off as investors were beginning to realize the true earnings potential of emerging growth companies that are dominant players in their market niches and generally offer unique products and services.
     The Fund will continue to focus on companies characterized by high long-term earnings growth forecasts, positive earnings momentum and exemplary financial strength. Adequate diversification among industry sectors is the Fund's strategy to contain the level of volatility. Current sector preferences include technology, financial services and health care. Within the energy sector, the Fund is focusing on the oil drilling and services companies.

     Looking into 1997, we are optimistic that emerging growth companies will perform well. Small-cap companies have become attractive for several reasons. First, valuation levels have become lower than those of blue-chip companies. Second, earnings of the small caps are expected to grow faster than those of the big caps in both 1997 and 1998. And third, the macro-economic environment is favorable as small-cap growth companies generally thrive during periods of moderate economic expansion, low inflation and low interest rates.

TRUST CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Small Cap Fund Trust Class from January 31, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Frank Russell 2000 Index and Lipper Small Company Growth Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended   Growth of $10,000         Growth of $10,000             Growth of $10,000
               Invested in Rembrandt     Invested in Frank Russell     Invested in Lipper Small
               Small Cap Fund            2000 Index                    Company Growth Funds Average

01/31/93            $10,000                   $10,000                           $10,000
12/31/93            $10,300                   $11,500                           $11,436
12/31/94            $ 9,654                   $11,290                           $11,361
12/31/95            $12,756                   $14,501                           $15,016
12/31/96            $15,233                   $16,895                           $18,050

COMPARISON OF CHANGE IN THE VALUE OF $10,000 INVESTMENT

INVESTOR CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Small Cap Fund Investor Class from April 30, 1993 through December 31, 1996 as compared with the growth of a $10,000 investment in the Frank Russell 2000 Index and Lipper Small Company Growth Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000         Growth of $10,000             Growth of $10,000
               Invested in Rembrandt     Invested in Frank Russell     Invested in Lipper Small
               Small Cap Fund            2000 Index                    Company Growth Funds Average

04/30/93            $ 9,550                   $10,000                           $10,000
12/31/93            $10,581                   $11,725                           $11,796
12/31/94            $ 9,889                   $11,511                           $11,719
12/31/95            $13,027                   $14,785                           $15,489
12/31/96            $15,525                   $17,226                           $18,618

COMPARISON OF CHANGE IN THE VALUE OF $10,000 INVESTMENT

Rembrant Small Cap Fund
Frank Russell 2000 Index
Lipper Small Company Growth Funds Average

                                        Annualized            Annualized
Class of Shares     One-Year Return   Three Year Return    Inception to Date
Trust                    19.42%           13.93%                11.07%
Investor                 19.18%           13.63%                13.04%
Investor w/load          13.79%           11.91%                11.65%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

ASIAN TIGERS FUND
    The Fund outperformed its Lipper peer group in 1996 and continues to be highly rated in its category.
    1996 saw considerable divergence in performance across Asian markets. Amongst the larger markets, Hong Kong performed exceedingly well, recording an increase of 33.5% for the year. Equity prices benefited from a combination of positives ranging from a benign interest rate environment, early signs of an economic recovery and a rebound in sentiment regarding Hong Kong's post transfer prospects. This was also reflected in rising property prices, especially in the second half of the year. Malaysia also saw a substantial rise as a result of a soft landing for the economy and strong earnings announcements. For the year, the market rose by over 24% with the small and medium sized companies outperforming the larger blue-chips. The slowdown in the US electronics sector was particularly felt in Singapore whose manufacturing and export sectors are heavily dependent on electronics. This was manifested in substantially lower economic growth and a comparatively weak stock market. Thailand was the worst performing market in 1996 with a decline of over 35%. This was due to a deteriorating current account deficit, instability in the ruling coalition and concerns about the financial health of banks and property companies. A number of other regional markets also performed well in 1996 with Taiwan up by over 34% as a result of an influx of foreign money, Indonesia up by 24% and The Philippines up by 22%. Korea, on the other hand, suffered from a dramatic drop in the prices of key exports such as DRAMs and petrochemicals and the market declined by 26% during the year. India managed to close virtually unchanged after a volatile year.
     Asian markets are expected to continue to see divergent performances during 1997. Strong earnings growth coupled with increased confidence in the transition to Chinese rule should provide support to the Hong Kong market. Malaysia is also expected to perform well on the back of strong earnings growth and an improving economic outlook. However, on a bottom-up basis, a number of companies are already trading at fair value. A recovery in Singapore equity prices is dependent on a sustained rebound in the electronics industry. The recent recovery in the market has been in response to signs of a bottoming out in US electronics inventories and an improvement in the US book-to-bill ratio. The problems in Thailand are expected to continue through the first half of the year. There are some very real concerns about the quality of loans to property developers and with the state of the economy on the whole. With respect to the other smaller markets in Asia, prospects for Indonesia appear to be promising as interest rates head lower. The Philippines is also expected to perform well in the short-term although a widening current account deficit is of possible longer term concern. India should do well, particularly in the second half of the year, as improving liquidity and rising earnings momentum combine to create a positive environment for markets. In addition, current valuations are extremely compelling and foreign investors are likely to increase their allocations to this market during 1997. Korea, like Singapore, is dependent on a recovery in the export sector. A significant improvement in the trade balance is a prerequisite for a recovery in the stock market and this is not expected until the second half of the year when the level of imports slows.
     In summary, the prospects for Asian equity markets in 1997 are generally promising. The investment style utilized in the Asian Tigers Fund is a combination of a top-down approach to determine the appropriate country allocation within Asia and rigorous fundamental analysis in order to identify and evaluate sources of corporate earnings growth. As such, the Fund is well-positioned to benefit from continued growth in companies operating in Asia.

TRUST CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Asian Tigers Fund Trust Class from January 31, 1994 through December 31, 1996 as compared with the growth of a $10,000 investment in the Morgan Stanley MSCI Pacific (ex-Japan) Index and Lipper Pacific Ex Japan Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended   Growth of $10,000       Growth of $10,000               Growth of $10,000
               Invested in Rembrandt   Invested in Morgan Stanley      Invested in Lipper Pacific
               Asian Tigers            MSCI Pacific (ex-Japan) Index   Ex Japan Funds Average

01/31/94            $10,000                   $10,000                         $10,000
12/31/94            $ 9,450                   $ 8,819                         $ 8,580
12/31/95            $10,547                   $ 9,962                         $ 8,738
12/31/96            $12,081                   $11,127                         $ 9,709


INVESTOR CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Asian Tigers Fund Investor Class from January 31, 1994 through December 31, 1996 as compared with the growth of a $10,000 investment in the Morgan Stanley MSCI Pacific (ex-Japan) Index and Lipper Pacific Ex Japan Funds Average.

The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000      Growth of $10,000                Growth of $10,000
               Invested in Rembrandt  Invested in Morgan Stanley       Invested in Lipper Pacific
               Asian Tigers           MSCI Pacific (ex-Japan) Index    Ex Japan Funds Average

01/31/94            $ 9,550                   $10,000                         $10,000
12/31/94            $ 9,009                   $ 8,819                         $ 8,580
12/31/95            $10,017                   $ 9,962                         $ 8,738
12/31/96            $11,440                   $11,127                         $ 9,709


Class of Shares               One-Year Return      Annualized Inception to Date
Trust                             14.55%                     6.70%
Investor                          14.21%                     6.45%
Investor w/load                    9.09%                     4.82%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

LATIN AMERICA EQUITY FUND
     In 1996 Latin American equity markets had their best year since 1993. The MSCI Latin America Free Index, the Fund's benchmark, rose 18.9% in USD. Most of the performance was realized in the first half of the year (15.5%). In the second half the markets only rose 3%. The Rembrandt Latin America Equity Fund was introduced July 1, and its performance over the last two quarters of 1996 was 2.4%.
     In 1997, Latin American economies could achieve GDP growth of around 4%, compared to 3% in 1996 and no growth in 1995. Corporate earnings are expected to reflect this momentum towards economic recovery. Valuation levels in terms of price/earnings are approximately 10, which is low in a historical context. Furthermore, inflation is following a downward trend to an average of 10%. Despite these general trends, different dynamics are in place in individual countries. Brazil, by far the largest country in the Fund's portfolio, is mainly driven by economic reforms. The liberalization of the oil sector and privatization of the telecommunications and electricity sector will drive the market in 1997.
     The Fund continues to be overweighted in Brazil and Peru, underweighted in Mexico and has a more or less neutral position in Argentina and Chile. The Fund has no investments in Colombia and Venezuela, but will consider these countries in 1997.

TRUST CLASS
A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Rembrandt Latin America Equity Fund Trust Class from June 30, 1996, through December 31, 1996 as compared with the growth of a $10,000 investment in the Morgan Stanley Emerging Markets Latin America Free Index and the Lipper Latin American Funds Average.

The plot points used to draw the line graph were as follows:

Period Ended   Growth of $10,000             Growth of $10,000              Growth of $10,000
               Invested in Rembrandt         Invested in Morgan Stanley     Invested in Lipper
               Latin American Equity Fund    Emerging Markets Latin         Latin American Funds Average
                                             American Free Index

06/30/96            $10,000                        $10,000                         $10,000
12/31/96            $10,240                        $10,396                         $10,349

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Rembrandt Latin America Equity Fund
Mortgan Stanley MSCI Emerging Markets Latin America Free Index
Lipper Latin America Funds Average

                               Annualized
    Class of Shares          Inception to Date    Cumulative Inception to Date
       Trust                      4.76%                     2.40%

FOR THE PERIOD ENDED DECEMBER 31, 1996. PAST PERFORMANCE OF THE FUND DOES NOT PREDICT FUTURE RESULTS.

REPORT OF INDEPENDENT AUDITORS

TRUSTEES AND SHAREHOLDERS
REMBRANDT FUNDS(REGISTRATION MARK)

We have audited the accompanying statements of net assets of the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, Value Fund, Growth Fund, International Equity Fund, Balanced Fund, Asian Tigers Fund, and Small Cap Fund and the schedules of investments and statements of assets and liabilities of the International Fixed Income Fund, and Latin America Equity Fund of Rembrandt Funds(REGISTRATION
MARK), which includes the Trust and Investor classes (the "Trust"), as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Balanced Fund, Value Fund, Growth Fund, International Equity Fund, Small Cap Fund, Asian Tigers Fund, and Latin America Equity Fund at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.



                                         ERNST & YOUNG LLP

Philadelphia, Pennsylvania
January 24, 1997

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]
STATEMENT OF NET ASSETS

TREASURY MONEY MARKET FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:


CASH EQUIVALENTS            5%
U.S. TREASURY OBLIGATIONS  95%

% OF TOTAL PORTFOLIO INVESTMENTS (1)


                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
=============================================================
U.S. TREASURY OBLIGATIONS -- 94.2%
   U.S. TREASURY BILLS
     4.930%,  01/02/97             $10,000       $ 9,999
     4.560%,  01/09/97               3,000         2,994
     4.580%,  01/09/97              17,000        16,986
     4.970%,  01/09/97               5,000         4,994
     4.940%,  01/16/97               5,000         4,990
     4.970%,  01/16/97              10,000         9,994
     4.540%,  01/16/97               3,000         2,980
     5.010%,  01/23/97               3,000         2,991
     4.660%,  01/23/97              12,000        11,966
     5.010%,  01/23/97               3,000         2,991
     4.900%,  02/06/97               5,000         4,975
   U.S. TREASURY NOTES
     8.000%,  01/15/97              15,000        15,016
     7.500%,  01/31/97              20,000        20,036
     6.750%,  02/28/97               5,000         5,012
     6.875%,  02/28/97              20,000        20,053
     6.625%,  03/31/97              15,000        15,049
     8.500%,  05/15/97               1,500         1,517
     6.375%,  06/30/97               5,000         5,026
                                                --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $157,569)                               157,569
                                                --------

                                                  MARKET
DESCRIPTION                      SHARES (000)   VALUE (000)
=============================================================

CASH EQUIVALENT -- 4.9%
   SEI Daily Income Trust
     Treasury II Portfolio          8,275        $  8,275
                                                 --------
TOTAL CASH EQUIVALENT
   (Cost $8,275)                                    8,275
                                                 --------
TOTAL INVESTMENTS -- 99.1%
   (Cost $165,844)                                165,844
                                                 --------
OTHER ASSETS AND LIABILITIES -- 0.9%
   Other Assets and Liabilities, Net                1,521
                                                 --------
NET ASSETS:
Portfolio Shares of the Trust Class (unlimited
   authorization -- no par value)
   based on 156,447,427 outstanding
   shares of beneficial interest                  156,447
Portfolio Shares of the Investor Class
   (unlimited authorization -- no par value)
   based on 10,910,639 outstanding shares of
   beneficial interest                             10,911
Accumulated net realized gain on investments            7
                                                 --------
TOTAL NET ASSETS-- 100.0%                        $167,365
                                                 ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                         $1.00
                                                 ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                      $1.00
                                                 ========





--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                              25

STATEMENT OF NET ASSETS

GOVERNMENT MONEY MARKET FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Government Money Market Fund

REPURCHASE AGREEMENTS                28%
U.S. GOVERNMENT AGENCY OBLIGATIONS   72%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 71.9%
   FFCB Discount Note
     5.400%,  08/14/97             $ 5,000       $ 4,831
   FFCB Note
     5.500%,  05/01/97               5,000         4,999
   FHLB Discount Notes
     5.300%,  01/09/97              15,000        14,982
     5.300%,  01/30/97               4,000         3,983
     5.250%,  04/17/97              10,000         9,845
   FHLB Notes
     4.860%,  02/07/97               2,800         2,797
     6.940%,  03/14/97               4,500         4,513
     5.615%,  04/17/97               8,590         8,590
     5.865%,  06/10/97               5,000         5,001
     5.875%,  06/27/97               6,000         6,006
     5.890%,  09/25/97               2,400         2,404
   FHLMC Discount Notes
     5.290%,  01/23/97              10,000         9,968
     5.270%,  01/30/97              16,568        16,498
     5.280%,  01/31/97              15,000        14,934
   FHLMC Note
     6.200%,  04/28/97               5,120         5,133

                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
=============================================================
   FNMA Note
      4.970%,  03/10/97            $ 2,000      $  1,998
   FNMA MTN
     5.640%,  09/03/97               2,745         2,746
     5.400%,  12/05/97               5,000         4,994
   FNMA Discount Notes
     5.280%,  01/14/97              10,000         9,981
     5.500%,  01/15/97              15,000        14,968
     5.250%,  02/10/97               7,380         7,337
     5.270%,  02/14/97              10,000         9,936
     5.250%,  02/27/97               6,670         6,615
     5.300%,  04/07/97              10,000         9,859
   SLMA (A)
     5.570%,  10/30/97               5,000         5,000
                                                --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $187,918)                               187,918
                                                --------
REPURCHASE AGREEMENTS -- 28.4%
   Lehman Brothers
     6.98%, dated 12/31/96,
     matures 01/02/97, repurchase price
     $31,237,000 (collateralized by
     various U.S. Treasury Notes,
     total par value $30,203,000,
     6.50%-7.00%, 07/15/06-10/15/06,
     market value:  $31,837,000)    31,225        31,225
   Nomura Securities
     6.98%, dated 12/31/96,
     matures 01/02/97, repurchase price
     $42,982,000 (collateralized by various
     FHLMC obligations, total par value
     $40,163,000, 5.00%-11.50%,
     01/01/98-12/01/26, and various
     FNMA obligations, total par value
     $34,615,000, 5.50%-11.00%,
     12/01/98-12/01/26, market
     value: $43,824,000)            42,965        42,965
                                                --------
TOTAL REPURCHASE AGREEMENTS
   (Cost $74,190)                                 74,190
                                                --------
TOTAL INVESTMENTS -- 100.3%
   (Cost $262,108)                               262,108
                                                --------
OTHER ASSETS AND LIABILITIES -- (0.3%)
   Other Assets and Liabilities, Net                (623)
                                                --------

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS

DESCRIPTION                                      VALUE (000)
=============================================================
NET ASSETS:
Portfolio Shares of Trust Class (unlimited
   authorization -- no par value) based
   on 256,364,220 outstanding shares of
   beneficial interest                           $256,364
Portfolio Shares of Investor Class (unlimited
   authorization -- no par value)
   based on 5,093,246 outstanding shares
   of beneficial interest                           5,093
Accumulated net realized gain on investments           28
                                                 --------
TOTAL NET ASSETS-- 100.0%                        $261,485
                                                 ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                         $1.00
                                                 ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                      $1.00
                                                 ========





--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
(A) VARIABLE RATE INSTRUMENT. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996. THE MATURITY DATE SHOWN IS THE NEXT RESET DATE.
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SLMA -- STUDENT LOAN MARKETING ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS

MONEY MARKET FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

CERTIFICATES OF DEPOSIT            28%
BANK NOTES                          4%
REPURCHASE AGREEMENTS              30%
COMMERCIAL PAPER                   19%
U.S.GOVERNMENT AGENCY OBLIGATIONS  18%
CORPORATE BONDS                     1%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
BANK NOTES -- 3.8%
   Bank of America
     5.590%,  03/25/97            $ 10,000       $ 10,000
   Harris Trust & Savings Bank
     5.500%,  03/26/97               5,000          4,999
     6.040%,  06/17/97               8,000          7,998
                                                 --------
TOTAL BANK NOTES
   (Cost $22,997)                                  22,997
                                                 --------
CERTIFICATES OF DEPOSIT -- 28.1%
   Canadian Imperial Bank of
     Commerce (New York)
     5.360%,  01/27/97              10,000         10,000
     5.410%,  02/10/97              15,000         15,000
   Commerz Bank  (New York)
     5.460%,  01/09/97              10,000         10,000
   Deutsche Bank  (New York)
     5.600%,  04/02/97              15,000         15,004
     5.570%,  12/10/97              10,000          9,995
   Fifth Third Bank of Ohio
     5.530%,  02/24/97              15,000         15,000
   First Alabama Bank
     5.400%,  01/07/97              15,000         15,000
     5.560%,  03/04/97              10,000         10,000


                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
=============================================================
   Morgan Guaranty Bank Trust
     5.380%,  02/04/97            $ 20,000       $ 20,000
   National Westminster Bank
     PLC (New York)
     5.560%,  01/17/97              10,000         10,000
   Rabobank Nederland Bank (New York)
     5.560%,  04/04/97              20,000         20,004
     5.500%,  12/05/97               5,000          4,994
   Societe Generale Bank  (New York)
     5.550%,  02/06/97              13,500         13,500
                                                 --------
TOTAL CERTIFICATES OF DEPOSIT
   (Cost $168,497)                                168,497
                                                 --------
COMMERCIAL PAPER -- 19.1%
   Associates of North America
     5.380%,  01/23/97              10,000          9,967
   General Electric Capital
     5.420%,  01/15/97              10,000          9,979
     5.280%,  04/24/97              10,000          9,834
   Golden Managers Acceptance
     5.350%,  01/08/97              10,000          9,990
     5.650%,  01/29/97              15,000         14,934
   Household Finance
     5.420%,  01/14/97              20,000         19,961
   NationsBank
     5.340%,  02/03/97              15,000         14,927
   Norwest
     5.300%,  02/05/97              10,000          9,949
   Prudential Funding
     5.380%,  01/13/97              15,000         14,973
                                                 --------
TOTAL COMMERCIAL PAPER
   (Cost $114,514)                                114,514
                                                 --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.4%
   FHLB Discount Note
     5.300%,  01/30/97              10,000          9,957
   FHLB Notes
     6.940%,  03/14/97              10,000         10,028
     5.615%,  04/17/97              11,000         11,000
     5.890%,  09/25/97               5,000          5,009
   FHLMC Discount Notes
     5.420%,  02/25/97              10,000          9,917
     5.420%,  02/26/97              20,000         19,831
   FHLMC Note
     5.470%,  04/01/97               5,000          4,999

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS

                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (continued)
   FNMA MTN
     4.970%,  03/10/97            $ 10,000       $  9,991
     5.400%,  12/05/97              10,000          9,989
   FNMA Discount Note
     5.300%,  04/07/97              10,000          9,859
   SLMA (A)
     5.570%,  10/30/97              10,000         10,001
                                                 --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $110,581)                                110,581
                                                 --------
CORPORATE BOND -- 0.9%
   Associates of North America
     7.750%,  11/01/97               5,355          5,445
                                                 --------
TOTAL CORPORATE BOND
   (Cost $5,445)                                    5,445
                                                 --------
REPURCHASE AGREEMENTS -- 29.6%
   Lehman Brothers
     7.02%, dated 12/31/96,
     matures 01/02/97, repurchase
     price $61,843,000 (collateralized
     by U.S. Treasury Bond, par value
     $58,180,000, 7.125%, 02/15/23,
     total market value:
     $63,025,000)                   61,820         61,820
   Nomura Securities
     7.02%, dated 12/31/96,
     matures 01/02/97, repurchase
     price $115,950,000
     (collateralized by various
     FHLMC obligations, par value
     $108,302,000, 5.50%-10.00%,
     02/01/97-12/01/26,
     and various FNMA obligations,
     par value $81,631,000,
     5.50%-10.50%, 12/01/01-12/01/26,
     market value: $118,223,000)   115,905        115,905
                                                 --------
TOTAL REPURCHASE AGREEMENTS
   (Cost $177,725)                                177,725
                                                 --------
TOTAL INVESTMENTS -- 99.9%
   (Cost $599,759)                                599,759
                                                 --------
OTHER ASSETS AND LIABILITIES -- 0.1%
   Other Assets and Liabilities, Net                  422
                                                 --------

DESCRIPTION                                     VALUE (000)
============================================================
NET ASSETS:
Portfolio Shares of Trust Class
   (unlimited authorization -- no
   par value) based on 598,711,140
   outstanding shares of beneficial
   interest                                      $598,711
Portfolio Shares of Investor Class
   (unlimited authorization --
   no par value) based on
   1,465,949 outstanding shares
   of beneficial interest                           1,466
Accumulated net realized gain on
   investments                                          4
                                                 --------
TOTAL NET ASSETS-- 100.0%                        $600,181
                                                 ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                         $1.00
                                                 ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                      $1.00
                                                 ========

--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
(A) VARIABLE RATE INSTRUMENT. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996. THE MATURITY DATE SHOWN IS THE NEXT RESET DATE.
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTES
SLMA -- STUDENT LOAN MARKETING ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS

TAX-EXEMPT MONEY MARKET FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

MUNICIPAL BONDS    93%
CASH EQUIVALENTS    7%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
MUNICIPAL BONDS -- 92.6%
   ALABAMA -- 4.0%
     Columbia, Pollution Control
       Revenue, Alabama Power
       Project, Ser C, VRDN (A) (B)
       4.650%,  05/01/22            $4,600       $  4,600
     Montgomery, Alabama Industrial
       Development Board Revenue
       Refunding Bond, General Electric
       Project, Ser 1990, TECP
       3.550%,  01/06/97             3,000          3,000
                                                 --------
                                                    7,600
                                                 --------
   ARIZONA -- 5.8%
     Coconino County, Arizona Pollution
       Control Revenue, Nevada Power,
       Ser E, VRDN (A) (C)
       4.150%,  10/01/22             3,000          3,000
     Salt River Agricultural Improvement
       Project, TECP
       3.500%,  01/08/97             2,000          2,000
       3.550%,  01/21/97             6,000          6,000
                                                 --------
                                                   11,000
                                                 --------
                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
===========================================================
   COLORADO -- 2.9%
     State TRAN
       4.500%,  06/27/97            $5,500       $  5,517
                                                 --------
   FLORIDA -- 6.6%
     Florida Municipal Power Agency,
       Initial Pooled Loan Project,
       Ser A, TECP
       3.500%,  01/28/97             6,445          6,445
     Jacksonville Electric Authority,
       Ser D-3, TECP
       3.600%,  01/09/97             2,250          2,250
     Sunshine State Governmental
       Financing Commission,
       Ser 1986, TECP
       3.450%,  02/06/97             3,850          3,850
                                                 --------
                                                   12,545
                                                 --------
   GEORGIA -- 6.0%
     Burke County Development
       Authority, Pollution Control
       Revenue, Georgia Power Company
       Plant Vogtle Project,
       VRDN (A) (B)
       4.650%,  07/01/24             4,600          4,600
     Monroe County Development
       Authority, Pollution Control
       Revenue, Georgia Power Company
       Plant Scherer Project,
       VRDN (A) (B)
       4.650%,  07/01/25             2,300          2,300
     Monroe County Development
       Authority, Pollution Control
       Revenue, Gulf Power Plant
       Project, Ser 2, VRDN (A)(B)
       4.650%,  09/01/24             4,500          4,500
                                                 --------
                                                   11,400
                                                 --------
   IDAHO -- 4.0%
   State TAN
     4.500%,  06/30/97               7,500          7,525
                                                 --------
   ILLINOIS -- 0.9%
     Cook County, Catholic Charities
       Housing Development,
       Ser A, VRDN (A) (B)
       4.200%,  01/01/28             1,000          1,000

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
ILLINOIS -- (continued)
     Development Finance Authority,
       Catholic Charities Housing
       Development, VRDN (A) (B)
       4.200%,  01/01/28            $  500      $    500
     Development Finance Authority,
       Saint Xavier University Project,
       VRDN (A) (B)
       4.200%,  10/01/12               180           180
                                                --------
                                                   1,680
                                                --------
   INDIANA -- 3.6%
     Sullivan, National Rural Utilities
       Hoosier Energy Rural Electric
       Project, TECP
       3.600%,  01/07/97             2,200         2,200
       3.600%,  01/22/97             2,100         2,100
     Indianapolis, Local Public
       Improvement Bond, Ser D, GO
       4.250%,  01/09/97             2,600         2,600
                                                --------
                                                   6,900
                                                --------
   KANSAS -- 1.3%
     Burlington, Pollution Control Revenue,
       Kansas City Power & Light
       Project, TECP
       3.550%,  03/05/97             2,500         2,500
                                                --------
   KENTUCKY -- 3.7%
     Jefferson County, Pollution Control
       Revenue, Louisville Gas &
       Electric Project, TECP
       3.650%,  01/10/97             3,000         3,000
     Jefferson County, Pollution Control
       Revenue, Louisville Gas & Electric
       Project, Ser 1996-A, TECP
       3.650%,  01/03/97             4,000         4,000
                                                --------
                                                   7,000
                                                --------
   LOUISIANA -- 4.1%
     Jefferson Parish, Hospital Service
       District No. 2, VRDN,
       (FGIC) (A) (B)
       4.100%,  12/01/15             7,800         7,800
                                                --------

                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
   MARYLAND -- 2.2%
     Health & Higher Education,
       Pooled Loan Program Ser B,
       VRDN (A) (B)
       4.250%,  04/01/35            $4,100       $  4,100
                                                 --------
   MINNESOTA -- 8.4%
     Becker, Pollution Control Revenue,
       Northern States Power Project,
       Ser 1993, TECP
       3.400%,  02/19/97             8,000          8,000
     University of Minnesota,
       Board of Regents, TECP
       3.500%,  01/29/97             8,075          8,075
                                                 --------
                                                   16,075
                                                 --------
   MISSISSIPPI -- 4.9%
     Hinds County, Urban Renewal,
       Physicians Office Building
       Group, VRDN (A) (B) (C)
       4.300%,  01/01/07               910            910
     Jackson County, Chevron USA
       Project, Ser 93, VRDN, (A)(B)
       4.900%,  06/01/23             8,500          8,500
                                                 --------
                                                    9,410
                                                 --------
   MISSOURI -- 3.4%
     Health & Educational Facilities
       Authority, Washington
       University Project, Ser A,
       VRDN (A) (B) (C)
       4.950%,  09/01/30             6,500          6,500
                                                 --------
   NEBRASKA -- 3.9%
     Omaha Public Power District, TECP
       3.450%,  01/15/97             7,460          7,460
                                                 --------
   NEVADA -- 1.6%
     Clark County, Industrial
       Development Revenue, Ser C,
       VRDN (A) (B)
       4.150%,  10/01/30             3,000          3,000
                                                 --------
   NEW YORK -- 4.1%
     New York City, GO, Ser B4,
       VRDN (A) (B)
       4.500%,  08/15/23             1,700          1,700

STATEMENT OF NET ASSETS

                                     FACE
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
   NEW YORK -- (continued)
     New York City TAN
       4.500%,  02/12/97            $3,000       $ 3,003
     New York City, GO, VRDN,
       Ser B (A)(C)
       4.500%,  08/15/21             1,000         1,000
     New York, New York Public
       Improvements Project, GO,
       Ser 93 A-4, VRDN (A)(C)
       4.950%,  08/01/21             1,100         1,100
     New York City, GO, Ser B,
       VRDN (FGIC) (A)
       4.500%,  10/01/21             1,000         1,000
                                                --------
                                                   7,803
                                                --------
   OHIO -- 1.6%
     Toledo-Lucas, Port Authority,
       CSX Transportation Project, TECP
       3.450%,  02/04/97             3,100         3,100
                                                --------
   PENNSYLVANIA -- 1.6%
     State TAN
       4.500%,  06/30/97             3,000         3,011
                                                --------
   RHODE ISLAND -- 3.2%
     State TAN
       4.500%,  06/30/97             6,000         6,017
                                                --------
    SOUTH CAROLINA -- 1.0%
     York County, Saluda River Project,
       Ser E-2, Optional put on
       02/15/97 @ par
       3.650%,  02/15/97             2,000         2,000
                                                --------
   TEXAS -- 7.7%
     Austin, Travis & Williamson,
       Combined Utility System Project,
       TECP
       3.550%,  01/06/97             4,500         4,500
     Harris County, TAN
       4.500%,  02/28/97             2,000         2,002
     Higher Education Authority,
       VRDN (FGIC) (A) (B)
       4.100%,  12/01/25             1,095         1,095

                                 FACE AMOUNT
DESCRIPTION                         (000)     VALUE (000)
============================================================
     Higher Education Authority,
       Ser B, VRDN (FGIC) (A) (B)
       4.100%,  12/01/25           $1,000        $  1,000
     Houston TRAN
       4.500%,  06/30/97            3,000           3,008
     Texas State TRAN
       4.750%,  08/29/97            3,000           3,016
                                                 --------
                                                   14,621
                                                 --------
   VIRGINIA -- 3.1%
     Peninsula Port Authority, Dominion
       Terminal Association Project,
       Ser 1987-B, TECP
       3.400%,  01/23/97            6,000           6,000
                                                 --------
   WYOMING -- 3.0%
     Campbell County, Pollution Control
       Revenue, Pacificorp Project,
       Ser 1988, TECP
       3.500%,  02/05/97            4,000           4,000
     Sweetwater County, RB, VRDN (A)
       4.700%,  01/01/14            1,700           1,700
                                                 --------
                                                    5,700
                                                 --------
TOTAL MUNICIPAL BONDS
   (Cost $176,264)                                176,264
                                                 --------
CASH EQUIVALENTS -- 7.1%
     Dreyfus Tax Exempt Cash
       Management Fund              8,605           8,605
     SEI Tax Exempt Trust Institutional
       Tax Free Portfolio           4,899           4,899
                                                 --------
TOTAL CASH EQUIVALENTS
   (Cost $13,504)                                  13,504
                                                 --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $189,768)                                189,768
                                                 --------
OTHER ASSETS AND LIABILITIES -- 0.3%
   Other Assets and Liabilities, Net                  668
                                                 --------

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS

DESCRIPTION                                     VALUE (000)
============================================================
NET ASSETS:
Portfolio Shares of Trust Class
   (unlimited authorization -- no
   par value) based on 187,633,332
   outstanding shares of beneficial
   interest                                     $ 187,633
Portfolio Shares of Investor Class
   (unlimited authorization -- no
   par value) based on 2,807,188
   outstanding shares of beneficial
   interest                                         2,807
Accumulated net realized loss on investments           (4)
                                                 --------
TOTAL NET ASSETS -- 100.0%                       $190,436
                                                 ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                         $1.00
                                                 ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                      $1.00
                                                 ========

--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
(A) VARIABLE RATE INSTRUMENT. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996. THE MATURITY DATE SHOWN IS THE NEXT RESET DATE.
(B) PUT AND DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE NEXT RESET DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT OR OTHER CREDIT SUPPORT.
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
SER -- SERIES
TAN -- TAX ANTICIPATION NOTE
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX & REVENUE ANTICIPATION NOTE
VRDN -- VARIABLE RATE DEMAND NOTE
THE FOLLOWING ORGANIZATION HAS PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS

FIXED INCOME FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

U.S. GOVERNMENT AGENCY OBLIGATIONS                   7%
FOREIGN CORPORATE OBLIGATIONS                        7%
CORPORATE OBLIGATIONS                               13%
ASSET-BACKED SECURITIES                              9%
REPURCHASE AGREEMENTS                                2%
U.S. TREASURY OBLIGATIONS                           30%
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS  32%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                     FACE         MARKET
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
U.S. TREASURY OBLIGATIONS -- 29.9%
   U.S. Treasury Bond
     7.250%,  05/15/16             $ 6,750       $  7,129
   U.S. Treasury Notes
     6.250%,  06/30/98              14,950         15,049
     6.250%,  05/31/00              10,225         10,268
     7.500%,  11/15/01               3,925          4,132
     7.250%,  05/15/04                 620            652
                                                 --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $36,769)                                  37,230
                                                 --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS -- 31.7%
   FHLMC Gold
     6.500%,  07/01/03               2,110          2,093
   FHLMC REMIC
     6.000%,  03/15/08               1,805          1,770
     3.500%,  11/15/21               3,175          2,554
   FHLMC
     6.500%,  03/01/24               3,577          3,420
     7.000%,  06/01/24               2,879          2,824
     6.000%,  04/01/26               3,974          3,695
   FNMA REMIC
     7.000%,  08/25/22               3,654          3,659

                                     FACE         MARKET
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
   FNMA
     6.500%,  03/01/01             $ 1,397       $  1,385
     8.000%,  03/01/02               2,869          2,939
     8.000%,  04/01/10               1,231          1,266
     6.000%,  04/01/11               3,840          3,693
     6.500%,  10/01/23               1,896          1,818
   GNMA
     9.000%,  01/15/17               2,422          2,551
     8.000%,  06/15/23                 826            843
     8.000%,  08/15/24               1,752          1,789
     7.250%,  07/15/30               3,186          3,154
                                                 --------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS
   (Cost $38,901)                                  39,453
                                                 --------
ASSET-BACKED SECURITIES -- 8.7%
   CIT Recreational Vehicle Owner Trust,
     Ser 1996-A, Cl A
     5.400%,  12/15/11               2,054          2,022
   Contimortgage Home Equity
     Loan Trust, Ser 1996-2, Cl A6
     7.250%,  06/15/11               1,860          1,881
   General Electric Capital Mortgage
     Services, Ser 1996-H3, Cl A-4
     7.485%,  09/25/26               2,520          2,563
   Residential Funding Mortgage
     Securities I, Ser 1994-S1, CL A-7
     6.574%,  01/25/24               2,515          2,478
   The Money Store Home Equity Trust,
     Ser 1993-C, Cl A-3
     5.750%,  10/15/22               1,941          1,887
                                                 --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $10,823)                                  10,831
                                                 --------
CORPORATE OBLIGATIONS -- 13.3%
   Aetna Services
     7.125%,  08/15/06               2,385          2,397
   BHP Finance USA
     6.420%,  03/01/26               2,560          2,534
   Citicorp
     7.125%,  05/15/06               2,230          2,241
   Lincoln National
     7.250%,  05/15/05               1,780          1,793
   News America Holdings
     10.125%,  10/15/12              2,185          2,480

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
                                     FACE         MARKET
DESCRIPTION                      AMOUNT (000)   VALUE (000)
===========================================================
CORPORATE OBLIGATIONS -- (continued)
   Philip Morris
     7.625%,  05/15/02            $  2,450       $  2,527
   TCI Communications
     8.000%,  08/01/05               2,600          2,542
                                                 --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $16,458)                                  16,514
                                                 --------
FOREIGN CORPORATE OBLIGATIONS -- 7.2%
   Poland Non-United States Registered
     3.000%,  10/27/24 (A)           4,460          2,520
   Quebec Province
     7.500%,  07/15/23               2,625          2,609
   Republic of Indonesia
     7.750%,  08/01/06               3,755          3,802
                                                 --------
TOTAL FOREIGN CORPORATE OBLIGATIONS
   (Cost $8,570)                                    8,931
                                                 --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
   FHLB
     7.260%,  09/06/01               1,025          1,060
   FHLMC
     5.990%,  03/06/01               4,800          4,690
   FHLMC MTN
     5.800%,  02/22/06               2,500          2,354
                                                 --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $7,970)                                    8,104
                                                 --------
REPURCHASE AGREEMENT -- 2.4%
   Nomura Securities
     7.20%, dated 12/31/96,
     matures 01/02/97, repurchase
     price $2,913,000
     (collateralized by various
     FHLMC obligations, par value
     $1,263,000, 6.50%,
     01/01/04-04/01/26, and
     various FNMA obligations, par
     value $2,015,000, 6.50%-8.50%,
     06/01/24-05/01/25, market
     value:  $2,970,000)             2,912          2,912
                                                 --------
TOTAL REPURCHASE AGREEMENT
   (Cost $2,912)                                    2,912
                                                 --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $122,403)                                123,975
                                                 --------

                                                 MARKET
DESCRIPTION                                    VALUE (000)
==========================================================
OTHER ASSETS AND LIABILITIES -- 0.3%
   Other Assets and Liabilities, Net             $    414
                                                 --------
NET ASSETS:
Portfolio Shares of Trust Class
   (unlimited authorization -- no
   par value) based on 12,322,430
   outstanding shares of beneficial
   interest                                       125,600
Portfolio Shares of Investor Class (unlimited
   authorization -- no par value) based on
   45,488 outstanding shares of beneficial
   interest                                           471
Accumulated net realized loss on investments       (3,254)
Net unrealized appreciation on investments          1,572
                                                 --------
TOTAL NET ASSETS-- 100.0%                        $124,389
                                                 ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                        $10.06
                                                 ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- INVESTOR CLASS                $10.09
                                                 ========
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTOR CLASS ($10.09 (DIVIDE) 95.5%)          $10.57
                                                 ========






--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
(A) STEP BOND--THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996. THE INITIAL COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE, TO A PREDETERMINED HIGHER RATE.
ARM -- ADJUSTABLE RATE MORTGAGE
CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS

INTERMEDIATE GOVERNMENT FIXED INCOME FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS    36%
REPURCHASE AGREEMENTS                                  8%
U.S. GOVERNMENT AGENCY OBLIGATIONS                    20%
U.S. TREASURY OBLIGATION                              36%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                     FACE         MARKET
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.2%
   FFCB
     8.650%,  10/01/99              $1,650       $  1,755
   FHLB
     6.525%,  07/11/97               2,500          2,513
   FHLMC
     5.990%,  03/06/01               2,650          2,589
   FNMA
     8.450%,  07/12/99               5,000          5,272
                                                 --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $12,017)                                  12,129
                                                 --------
U.S. TREASURY OBLIGATIONS -- 38.0%
   U.S. Treasury Notes
     6.250%,  06/30/98               5,125          5,159
     5.500%,  11/15/98               9,900          9,833
     7.500%,  02/15/05               2,500          2,672
     6.500%,  10/15/06               4,000          4,020
                                                 --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $21,600)                                  21,684
                                                 --------

                                     FACE         MARKET
DESCRIPTION                      AMOUNT (000)   VALUE (000)
============================================================
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS -- 38.4%
   FHLMC
     6.000%,  04/01/26              $3,159      $  2,938
   FHLMC  Gold
     6.500%,  03/01/26               3,503         3,349
     7.000%,  04/01/26               2,735         2,683
   FHLMC REMIC
     6.500%,  03/15/02               4,414         4,400
   FNMA
     6.500%,  06/01/03               2,106         2,087
     8.000%,  07/01/11               1,942         1,997
   FNMA REMIC
     7.000%,  08/25/22               3,125         3,129
   GNMA
     7.250%,  07/15/30               1,276         1,264
   Veterans Affairs
     7.750%,  02/15/97                  75            76
                                                --------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS
   (Cost $21,602)                                 21,923
                                                --------
REPURCHASE AGREEMENT -- 9.1%
   JP Morgan
     6.80%, dated 12/31/96, matures
     01/02/97, repurchase price
     $5,222,000, (collateralized
     by FNMA obligation, total
     par value $5,519,000, 7.00%,
     05/01/26, market value:
     $5,324,000)                     5,220         5,220
                                                --------
TOTAL REPURCHASE AGREEMENT
   (Cost $5,220)                                   5,220
                                                --------
TOTAL INVESTMENTS -- 106.7%
   (Cost $60,439)                                 60,956
                                                --------
OTHER ASSETS AND LIABILITIES -- (6.7%)
   Other Assets and Liabilities, Net              (3,810)
                                                --------

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS

DESCRIPTION                                        VALUE (000)
===============================================================
NET ASSETS:
Portfolio Shares of Trust Class
   (unlimited authorization --
   no par value) based on 5,773,453
   outstanding shares of beneficial
   interest                                          $60,031
Portfolio Shares of Investor Class (unlimited
   authorization -- no par value) based on
   25,495 outstanding shares of beneficial interest      119
Distributions in excess of net investment income          (1)
Accumulated net realized loss on investments          (3,520)
Net unrealized appreciation on investments               517
                                                     -------
TOTAL NET ASSETS-- 100.0%                            $57,146
                                                     =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                            $9.85
                                                     =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                         $9.85
                                                     =======
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTOR CLASS ($9.85 (DIVIDE) 95.5%)              $10.31
                                                     =======

--------------------------------------------------------------------------------
(1)THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS

TAX-EXEMPT FIXED INCOME FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

MUNICPAL BONDS     98%
CASH EQUIVALENTS    2%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                           FACE         MARKET
DESCRIPTION                            AMOUNT (000)   VALUE (000)
=================================================================

MUNICIPAL BONDS -- 97.0%
   ARKANSAS -- 5.8%
     Jefferson County, Pollution Control
       Revenue, Arkansas Power & Light
       Company Project, GO (AMBAC)
       6.300%, 06/01/18                  $1,000        $ 1,075
     State Development Financial
       Authority, Wastewater System
       Revenue, RB
       5.850%, 12/01/19                   1,250          1,275
                                                       -------
                                                         2,350
                                                       -------
   CALIFORNIA -- 7.6%
     Los Angeles County Public Leasing, RB
       5.125%, 09/01/08                   2,000          1,992
     South County, Regional Wastewater
       Authority, Wastewater Facilities
       Project, Ser A, GO (FGIC)
       5.900%, 08/01/06                   1,025          1,090
                                                       -------
                                                         3,082
                                                       -------
   COLORADO -- 5.0%
     Denver, City & County Airport
       Revenue, Ser A, RB (MBIA)
       5.700%, 11/15/25                   2,000          2,000
                                                       -------

                                           FACE         MARKET
DESCRIPTION                            AMOUNT (000)   VALUE (000)
=================================================================
   ILLINOIS -- 12.4%
     Chicago Metropolitan Water
       Reclamation District, GO
       5.500%, 12/01/12                  $1,000        $ 1,001
     Development Finance Authority,
       Catholic Charities Housing
       Development, RB
       5.500%, 01/01/05                   3,000          2,959
     Housing Development Authority,
       Multi-Family Housing,
       Ser 1991 A, GO
       7.900%, 07/01/99                   1,000          1,060
                                                       -------
                                                         5,020
                                                       -------
   INDIANA -- 11.5%
     Indiana State Eagle-Union Community
       School Building First Mortgage, RB
       5.900%, 01/15/18                   1,500          1,513
     Indiana State Hammond Multi-School
       Building, RB (MBIA)
       5.800%, 01/15/15                   1,000          1,010
     Petersburg, Pollution Control
       Revenue, Indianapolis Power &
       Light Project, RB
       5.500%, 10/01/23                   2,250          2,143
                                                       -------
                                                         4,666
                                                       -------
   LOUISIANA -- 1.8%
     New Orleans, Ernest N. Morial Exhibit
       Hall Project, Ser C, GO (MBIA)
       5.600%, 07/15/25                     750            734
                                                       -------
   MISSISSIPPI -- 6.8%
     Hospital Equipment & Facilities
       Authority, Baptist Medical Center
       Project, RB (MBIA)
       6.500%, 05/01/10                   2,500          2,728
                                                       -------
   MISSOURI -- 5.6%
     Health & Educational Facilities
       Authority, BJC Health Systems
       Project, Ser A, RB
       6.750%, 05/15/10                   2,000          2,247
                                                       -------
   NEVADA -- 5.2%
     Clark County, Refunding & Transit
       Improvement, RB (MBIA)
       6.200%, 06/01/19                   2,000          2,090
                                                       -------

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]
STATEMENT OF NET ASSETS

                                          FACE AMOUNT      MARKET
DESCRIPTION                              /SHARES (000)   VALUE (000)
====================================================================
   NEW YORK -- 5.0%
     State Highway & Bridge
       Improvement Fund, RB (MBIA)
       5.600%, 04/01/10                      $2,000       $ 2,032
                                                          -------
   OKLAHOMA -- 5.2%
     Tulsa County, Public Facilities
       Refinancing Bond, GO
       6.600%, 11/01/08                       1,000         1,078
     Tulsa Industrial Authority, St. Johns
       Medical Center Project, RB
       6.250%, 02/15/17                       1,000         1,034
                                                          -------
                                                            2,112
                                                          -------
   TEXAS -- 14.9%
     Arlington Unlimited GO
       5.750%, 08/15/14                       1,000         1,009
     East Texas Criminal Justice Facilities,
       Financing Corporation Mortgage
       Revenue, City of Henderson
       Project, RB (AMBAC)
       5.750%, 11/01/09                       1,820         1,861
     Victoria County Hospital,
       RB (AMBAC)
       6.250%, 01/01/16                       1,000         1,050
     Wylie Independent School
       District, GO
       7.000%, 08/15/24                       1,800         2,102
                                                          -------
                                                            6,022
                                                          -------
   VIRGINIA -- 7.8%
     State Housing Development
       Authority, Ser H, RB
       6.450%, 01/01/12                       3,000         3,139
                                                          -------
   WASHINGTON -- 2.4%
     Washington State Public Power
       Supply System Nuclear Project #1,
       Ser C, RB (AMBAC)
       5.500%, 07/01/10                       1,000           989
                                                          -------
TOTAL MUNICIPAL BONDS
   (Cost $38,119)                                          39,211
                                                          -------
CASH EQUIVALENTS -- 1.9%
     Dreyfus Tax Exempt Cash
       Management Fund                            1             1


                                                           MARKET
DESCRIPTION                               SHARES (000)   VALUE (000)
====================================================================
     SEI Tax Exempt Trust Institutional
       Tax Free Portfolio                       766       $   766
                                                          -------
TOTAL CASH EQUIVALENTS
   (Cost $767)                                                767
                                                          -------
TOTAL INVESTMENTS -- 98.9%
   (Cost $38,886)                                          39,978
                                                          -------
OTHER ASSETS AND LIABILITIES -- 1.1%
   Other Assets and Liabilities, Net                          458
                                                          -------
NET ASSETS:
Portfolio Shares of Trust Class (unlimited
   authorization -- no par value) based on
   3,978,697 outstanding shares of beneficial interest     41,059
Portfolio Shares of Investor Class (unlimited
   authorization -- no par value) based on
   68,258 outstanding shares of beneficial interest           689
Distributions in excess of net investment income               (2)
Accumulated net realized loss on investments               (2,402)
Net unrealized appreciation on investments                  1,092
                                                          -------
TOTAL NET ASSETS-- 100.0%                                 $40,436
                                                          =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                                 $9.99
                                                          =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                              $9.97
                                                          =======
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTOR CLASS ($9.97 (DIVIDE) 95.5%)                   $10.44
                                                          =======

--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
BAN -- BOND ANTICIPATION NOTE
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
SER -- SERIES
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
BIG -- BOND INVESTORS GUARANTY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS

INTERNATIONAL FIXED INCOME FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

EUROPEAN CURRENCY UNIT    5%
SPAIN                     6%
NETHERLANDS               6%
ITALY                     6%
DENMARK                   6%
CANADA                    6%
OTHER                     5%
JAPAN                    23%
UNITED KINGDOM           17%
GERMANY                  20%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                            FACE            MARKET
DESCRIPTION                           AMOUNT (000) (2)    VALUE (000)
=====================================================================

FOREIGN BONDS -- 78.4%
   AUSTRALIA -- 1.9%
     Australian Government
       10.000%, 10/15/07                      350           $   329
                                                            -------
   CANADA -- 4.8%
     Government of Canada
       8.750%, 12/01/05                     1,000               849
                                                            -------
   DENMARK -- 4.5%
     Kingdom of Denmark
       7.000%, 12/15/04                     4,500               796
                                                            -------
   EUROPEAN CURRENCY UNIT -- 4.0%
     French Government Bond
       6.000%, 04/25/04                       550               701
                                                            -------
   FRANCE -- 2.7%
     Societe Nationale des Chemin
       8.875%, 08/11/23                     2,000               474
                                                            -------
   GERMANY -- 15.4%
     Federal Republic of Germany
       8.375%, 05/21/01                     2,000             1,489
       6.250%, 01/04/24                     2,000             1,233
                                                            -------
                                                              2,722
                                                            -------

                                            FACE            MARKET
DESCRIPTION                           AMOUNT (000) (2)    VALUE (000)
=====================================================================
   ITALY -- 4.7%
     Republic of Italy
       8.500%, 04/01/99                 1,200,000           $   825
                                                            -------
   JAPAN -- 18.2%
     Asian Development Bank
       3.125%, 06/29/05                    85,000               762
     Austrian Republic Bond
       4.500%, 09/28/05                    70,000               694
     Export-Import Bank
       2.875%, 07/28/05                    40,000               352
     Japan Government Bond
       3.800%, 09/20/16                    80,000               741
     World Bank
       4.500%, 06/20/00                    70,000               672
                                                            -------
                                                              3,221
                                                            -------
   NETHERLANDS -- 4.5%
     Netherlands Kingdom
       8.250%, 06/15/02                     1,200               804
                                                            -------
   SPAIN -- 4.5%
     Kingdom of Spain
       8.300%, 12/15/98                   100,000               807
                                                            -------
   UNITED KINGDOM -- 13.2%
     United Kingdom Treasury
       10.000%, 09/08/03                    1,200             2,330
                                                            -------
TOTAL FOREIGN BONDS
   (Cost $13,315)                                            13,858
                                                            -------
TOTAL INVESTMENTS -- 78.4% OF NET ASSETS
   (Cost $13,315)                                           $13,858
                                                            =======



--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS IN BONDS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A SCHEDULE OF INVESTMENTS. THE SCHEDULE OF INVESTMENTS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
(2) IN LOCAL CURRENCY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]
STATEMENT OF NET ASSETS

BALANCED FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

FIXED INCOME SECURITIES        30%
FOREIGN COMMON STOCKS          16%
CASH EQUIVALENTS                3%
DOMESTIC COMMON STOCKS         51%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                                       MARKET
DESCRIPTION                                SHARES    VALUE (000)
=================================================================
DOMESTIC COMMON STOCK -- 50.8%
   BASIC MATERIALS -- 3.7%
     Dow Chemical                           3,300     $   259
     E.I. duPont de Nemours                 3,200         302
     Engelhard                              6,000         115
     Freeport-Mcmoran Copper & Gold, Cl B   5,700         170
     International Flavors & Fragrances     4,200         189
     International Paper                    1,600          65
     Phelps Dodge                           1,900         128
     Potlatch                               2,700         116
     PPG Industries                         1,800         101
     RPM                                    8,700         148
     USX-U.S. Steel Group                   5,000         157
     Weyerhaeuser                           3,300         156
     Witco Chemical                         4,300         131
     Worthington Industries                 6,600         120
                                                      -------
                                                        2,157
                                                      -------
   CAPITAL GOODS -- 5.4%
     AMP                                    3,900         150
     Avery Dennison                         4,400         156
     Boeing                                 2,600         277


                                                       MARKET
DESCRIPTION                               SHARES     VALUE (000)
=================================================================
     Browning-Ferris Industries             5,900     $   155
     Caterpillar                            2,200         166
     Crown Cork & Seal                      3,500         190
     Emerson Electric                       2,000         193
     General Electric                       9,700         959
     Johnson Controls                         500          41
     Keystone International                 8,500         171
     Minnesota Mining & Manufacturing       2,700         224
     Modern Controls                        8,800          92
     National Service Industries            3,800         142
     Pall                                   1,800          46
     Sensormatic Electronics                6,200         104
     Timken                                 1,600          73
                                                      -------
                                                        3,139
                                                      -------
   COMMUNICATION SERVICES -- 3.4%
     AT&T                                   9,000         391
     Alltel                                 4,500         141
     Ameritech                              4,300         261
     Bell Atlantic                          3,700         240
     Bellsouth                              5,400         218
     GTE                                    7,600         346
     SBC Telecommunications                 3,300         171
     US West                                6,100         197
                                                      -------
                                                        1,965
                                                      -------
   CONSUMER CYCLICALS -- 6.3%
     Acnielson Corp*                        2,166          33
     Chrysler                               8,400         277
     Cognizant                              6,500         214
     Dun & Bradstreet                       6,500         154
     Duracell International                 3,200         224
     Eastman Kodak                          2,700         217
     Echlin                                 4,700         149
     Family Dollar Stores                   4,200          86
     Ford Motor                            11,100         354
     Gannett                                  700          52
     H & R Block                            5,700         165
     J.C. Penney                            4,200         205
     Jostens                                4,400          93
     Masco                                  3,500         126
     McGraw-Hill                            1,900          88
     Modine Manufacturing                   3,900         104
     Ogden                                  8,300         156
     Reader's Digest Assn.,  Cl A           4,600         185
     Sotheby's Holdings, Cl A               8,330         155

STATEMENT OF NET ASSETS
                                                       MARKET
DESCRIPTION                               SHARES     VALUE (000)
================================================================
     VF                                      800      $    54
     WD-40                                 2,600          133
     Wal-Mart Stores                      12,400          284
     Whirlpool                             1,600           75
     Xerox                                 1,700           89
                                                      -------
                                                        3,672
                                                      -------
   CONSUMER STAPLES -- 6.9%
     American Brands                       4,000          198
     Automatic Data Processing             1,600           69
     Coca-Cola                            14,600          768
     Deluxe                                4,100          134
     Flowers Industries                    7,380          159
     H.J. Heinz                            5,900          211
     Kelly Services, Cl A                  4,000          108
     McDonald's                            3,800          172
     PepsiCo                              11,100          325
     Philip Morris                         5,700          642
     Procter & Gamble                      4,400          473
     Sara Lee                              4,100          153
     Tambrands                             3,400          139
     UST                                   5,700          185
     Walt Disney                           3,700          258
                                                      -------
                                                        3,994
                                                      -------
   ENERGY -- 4.2%
     Amoco                                 3,700          298
     Atlantic Richfield                    2,000          265
     Chevron                               4,500          292
     Exxon                                 6,700          657
     Halliburton                           1,300           78
     Mobil                                 2,800          342
     Occidental Petroleum                  7,600          178
     Phillips Petroleum                    4,200          186
     Texaco                                1,800          177
                                                      -------
                                                        2,473
                                                      -------
   FINANCIAL -- 7.8%
     American Express                      2,900          164
     American General                      1,900           78
     American International Group          2,500          271
     Aon                                   1,500           93
     Banc One                              5,800          249
     Bank of New York                      2,200           74
     Bankers Trust New York                1,800          155
     Beneficial                            2,700          171

                                                       MARKET
DESCRIPTION                               SHARES     VALUE (000)
================================================================
     Boatmen's Bancshares                  2,100    $     135
     Chase Manhattan Bank                  3,300          294
     Citicorp                              2,700          278
     CoreStates                            4,000          207
     First American Bank                   1,800          108
     Fleet Financial Group                 3,600          180
     FNMA                                  8,000          298
     Hartford Steam Boiler Inspection
       & Insurance                         7,700          357
     J.P. Morgan                           1,000           98
     KeyCorp                               3,600          182
     Lincoln National                      2,500          131
     Marsh & Mclennan                      1,800          187
     MBNA                                  4,900          203
     Mellon Bank                           3,200          227
     NationsBank                           1,800          176
     Norwest                               4,900          213
                                                      -------
                                                        4,529
                                                      -------
   HEALTH CARE -- 5.7%
     Abbott Labs                           5,500          279
     American Home Products                4,900          287
     Baxter International                  4,000          164
     Bristol-Myers Squibb                  3,100          337
     Columbia/HCA Healthcare               3,600          147
     Eli Lilly                             3,700          270
     Johnson & Johnson                     8,800          438
     Medtronic                             1,200           82
     Merck                                 7,800          618
     Pfizer                                3,800          315
     Pharmacia & Upjohn                    5,800          230
     Schering Plough                       2,000          129
                                                      -------
                                                        3,296
                                                      -------
   REAL ESTATE INVESTMENT TRUST -- 0.4%
     Merry Land & Investment               9,600          206
                                                      -------
   TECHNOLOGY -- 3.4%
     Hewlett Packard                       5,800          291
     IBM                                   2,900          438
     Intel                                 4,400          576
     Lucent Technologies                   3,013          139
     Motorola                              3,800          233
     Raytheon                              2,600          125
     Texas Instruments                     3,300          210
                                                      -------
                                                        2,012
                                                      -------

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
                                                       MARKET
DESCRIPTION                               SHARES     VALUE (000)
================================================================
   TRANSPORTATION -- 0.3%
     Illinois Central                      2,900      $    93
     Norfolk Southern                      1,300          114
                                                      -------
                                                          207
                                                      -------
   UTILITIES -- 3.3%
     American Electric Power               4,600          189
     Baltimore Gas & Electric              6,100          163
     Boston Edison                         5,900          159
     Central & South West                 11,300          290
     Consolidated Natural Gas              2,300          127
     Enron                                 3,500          151
     Nicor                                 2,600           93
     Southern                             10,200          231
     Utilicorp United                     13,500          364
     Wisconsin Energy                      6,100          164
                                                      -------
                                                        1,931
                                                      -------
TOTAL DOMESTIC COMMON STOCK
   (Cost $24,500)                                      29,581
                                                      -------
FOREIGN COMMON STOCK -- 16.1%
   BASIC MATERIALS -- 2.2%
     Akzo N V                              3,000          202
     Broken Hill ADR                       6,000          169
     Canadian Pacific Ltd                  8,900          236
     Fletcher Challenge Building ADR       1,975           60
     Fletcher Challenge Paper-ADR          3,950           81
     Millenium Chemicals                     849           15
     Norsk Hydro A.S. ADR                  3,700          198
     Pacific Dunlop ADR                   11,800          118
     PT Tri Polyta Indonesia ADR           7,800           49
     Rhone-Poulenc S.A. ADR                4,300          146
                                                      -------
                                                        1,274
                                                      -------
   CAPITAL GOODS -- 1.4%
     ABB AB-Sponsored ADR                  1,800          201
     Canon ADR                             1,900          209
     Empresas ICA S.A. ADR                 4,900           72
     Hanson PLC ADR                       11,900           80
     Kubota ADR                              400           38
     Madeco S.A. ADR                       5,700          138
     Maderas y Sinteticos S.A. ADR         7,500          105
                                                      -------
                                                          843
                                                      -------

                                                       MARKET
DESCRIPTION                               SHARES     VALUE (000)
================================================================
   COMMUNICATION SERVICES -- 1.1%
     Cable & Wireless PLC ADR              7,500      $   185
     Hong Kong Telecom ADR                 8,100          132
     Telefonica de Espana ADR              3,200          222
     Telefonos de Mexico SA ADR            3,700          122
                                                      -------
                                                          661
                                                      -------
   CONSUMER STAPLES -- 2.1%
     Bass PLC ADR                          7,700          214
     Buenos Aires Embotellado              4,500           17
     Cadbury Schweppes PLC ADR             5,600          191
     Imperial Tobacco Group*               2,975           38
     Kirin Brewery ADR                     1,300          128
     Nestle SA ADR                         4,000          213
     Panamerican Beverage, Cl A            3,400          159
     Unilever NV                           1,600          280
                                                      -------
                                                        1,240
                                                      -------
   CONSUMER CYCLICALS -- 2.8%
     Coles Myer Limited ADR                4,000          132
     Daimler Benz ADR                      4,200          288
     Fuji Photo Film ADR                   6,000          198
     Grupo Televisa S.A. ADR               5,300          136
     Ito Yokado ADR                        1,000          173
     Koninklijke Ahold NV ADR              3,700          228
     News Corporation ADR                  7,900          165
     Nissan Motor ADR                     10,700          127
     Sony ADR                              2,800          184
                                                      -------
                                                        1,631
                                                      -------
   ENERGY -- 2.1%
     Elf Aquitaine ADR                     4,600          208
     Fletcher Challenge Energy-ADR         1,975           57
     Repsol                                5,000          191
     Royal Dutch Petroleum  ADR            2,200          376
     Schlumberger                          2,000          200
     YPF Sociedad Anonima ADR              7,800          197
                                                      -------
                                                        1,229
                                                      -------
   FINANCIAL -- 1.2%
     Aegon N.V. ADR                        3,400          215
     Dresdner Bank                         5,700          169
     National Australia Bank               3,000          177
     Tokio Marine & Fire Insurance         2,600          121
                                                      -------
                                                          682
                                                      -------

STATEMENT OF NET ASSETS
                                       SHARES/FACE      MARKET
DESCRIPTION                            AMOUNT (000)   VALUE (000)
=================================================================
   HEALTH CARE -- 1.4%
     Novartis AG ADR*                      4,157      $   237
     Novo-Nordisk A/S ADR                  5,600          262
     Nycomed ASA ADR, Cl B                 5,000           75
     Roche Holdings Limited ADR            2,700          209
                                                      -------
                                                          783
                                                      -------
   TECHNOLOGY -- 1.6%
     Alcatel Alsthom ADR                  10,200          163
     Hitachi ADR                           2,000          185
     Kyocera ADR                           1,100          134
     L.M. Ericsson Telephone ADR           8,000          241
     Matsushita Electric Industrial ADR    1,300          212
                                                      -------
                                                          935
                                                      -------
   UTILITIES -- 0.2%
     Enersis SA ADR                        2,700           75
     Hafslund ASA, Cl B*                   5,000           34
                                                      -------
                                                          109
                                                      -------
TOTAL FOREIGN COMMON STOCK
   (Cost $7,588)                                        9,387
                                                      -------
U.S. TREASURY OBLIGATIONS -- 10.2%
   U.S. Treasury Bond
     7.250%,  05/15/16                    $1,080        1,141
   U.S. Treasury Notes
     6.250%,  06/30/98                     1,660        1,671
     6.250%,  05/31/00                     1,400        1,406
     7.500%,  11/15/01                     1,300        1,369
     6.500%,  08/15/05                       350          352
                                                      -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $5,873)                                        5,939
                                                      -------
CORPORATE OBLIGATIONS -- 3.3%
   Aetna Services
     7.125%,  08/15/06                       325          327
   BHP Finance USA
     6.420%,  03/01/26                       345          342
   Citicorp
     7.125%,  05/15/06                       310          312
   Lincoln National
     7.250%,  05/15/05                       250          252
   News America Holdings
     10.125%,  10/15/12                      300          340


                                       FACE         MARKET
DESCRIPTION                        AMOUNT (000)   VALUE (000)
================================================================
   Philip Morris
     7.625%,  05/15/02                    $  340      $   351
                                                      -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $1,924)                                         1,924
                                                      -------
FOREIGN CORPORATE OBLIGATIONS -- 2.1%
   Poland Non-United States
     Registered (A)
     3.000%,  10/27/24                       620          350
   Quebec Province
     7.500%,  07/15/23                       365          363
   Republic of Indonesia
     7.750%,  08/01/06                       520          526
                                                      -------
TOTAL FOREIGN CORPORATE OBLIGATIONS
   (Cost $1,206)                                        1,239
                                                      -------
U.S. GOVERNMENT AGENCY
   OBLIGATIONS -- 2.5%
   FHLB
     7.260%,  09/06/01                       295          305
   FHLMC
     5.990%,  03/06/01                       720          703
     7.610%,  09/01/04                       200          201
   Private Export Funding
     7.300%,  01/31/02                        20          208
                                                      -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $1,389)                                        1,417
                                                      -------
ASSET-BACKED SECURITIES -- 2.4%
   CIT Revenue Trust, Ser 1996-A, Cl A
     5.400%,  12/15/11                       276          273
   Contimortgage Home Equity Loan Trust,
     Ser 1996-2, Cl A6
     7.250%,  06/15/11                       260          263
   General Electric Capital Mortgage
     Services, Ser 1996-H3, Cl A-4
     7.485%,  09/25/26                       325          331
   Residential Funding Mortgage
     Securities I, Ser 1994-1, Cl A7
     6.574%,  01/25/24                       350         345
   The Money Store Home Equity Trust,
     Ser 1993-C, Cl A-3
     5.750%,  10/15/22                       199         194
                                                     -------
TOTAL ASSET-BACKED SECURITIES
   (Cost $1,404)                                       1,406
                                                     -------

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS

                                       FACE         MARKET
DESCRIPTION                        AMOUNT (000)   VALUE (000)
==============================================================
U.S. AGENCY MORTGAGE-BACKED
   OBLIGATIONS -- 8.9%
   FHLMC Gold
     6.500%,  07/01/03               $ 343         $   341
     6.500%,  03/01/26                 492             470
     7.000%,  04/01/26                 369             362
   FHLMC Pool
     6.000%,  04/01/26                 592             551
   FHLMC REMIC
     3.500%,  11/15/21                 465             374
   FHLMC
     5.800%,  02/22/06                 305             287
   FNMA REMIC, Ser 1996-32
     7.000%,  08/25/22                 525             526
   FNMA
     8.000%,  03/01/02                 408             418
     6.500%,  06/01/03                 451             447
     6.000%,  04/01/11                 530             510
     8.000%,  07/01/11                 436             449
   GNMA
     9.000%,  01/15/17                 306             323
     8.000%,  08/15/25                 133             136
                                                   -------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS
   (Cost $5,139)                                     5,194
                                                   -------
REPURCHASE AGREEMENT -- 3.3%
   Nomura Securities
     7.20%, dated 12/31/96, matures
     01/02/97, repurchase price
     $1,938,000 (collateralized
     by various FNMA obligations,
     total par value $2,168,000,
     6.50%-7.50%, 12/01/06-01/01/26,
     total market value: $1,977,000)  1,938          1,938
                                                   -------
TOTAL REPURCHASE AGREEMENT
   (Cost $1,938)                                     1,938
                                                   -------
TOTAL INVESTMENTS -- 99.6%
   (Cost $50,961)                                   58,025
                                                   -------
OTHER ASSETS AND LIABILITIES -- 0.4%
   Other Assets and Liabilities, Net                   231
                                                   -------

                                                     MARKET
DESCRIPTION                                       VALUE (000)
=============================================================
NET ASSETS:
Portfolio Shares of Trust Class
   (unlimited authorization --
   no par value) based
   on 4,969,178 outstanding shares
   of beneficial interest                          $47,440
Portfolio Shares of Investor Class
   (unlimited authorization --
   no par value) based on
   337,966 outstanding shares
   of beneficial interest                            3,368
Distributions in excess of net
   investment income                                    (3)
Accumulated net realized gain
   on investments                                      387
Net unrealized appreciation
   on investments                                    7,064
                                                   -------
TOTAL NET ASSETS-- 100.0%                          $58,256
                                                   =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                         $10.98
                                                   =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                      $10.98
                                                   =======
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTOR CLASS ($10.98 (DIVIDE) 95.5%)           $11.50
                                                   =======

--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
(A) STEP BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1996. THE INITIAL COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE, TO A PREDETERMINED HIGHER RATE.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
PLC -- PUBLIC LIMITED COMPANY
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

STATEMENT OF NET ASSETS

VALUE FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

REAL ESTATE INVESTMENT TRUST     1%
BASIC MATERIALS                  7%
TECHNOLOGY                       7%
CONSUMER CYCLICALS              12%
COMMUNICATION SERVICES           7%
HEALTH CARE                     11%
UTILITIES                        6%
CAPITAL GOODS                   10%
TRANSPORTATION                   1%
FINANCIAL                       15%
REPURCHASE AGREEMENTS            2%
CONSUMER STAPLES                13%
ENERGY                           8%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
COMMON STOCK -- 97.7%
   BASIC MATERIALS -- 6.8%
     Dow Chemical                   16,800    $ 1,317
     E.I. duPont de Nemours         16,300      1,538
     Engelhard                      32,400        620
     Freeport-McMoran Copper &
       Gold, Cl B                   30,600        914
     International Flavors &
       Fragrances                   22,500      1,012
     International Paper             8,500        343
     Phelps Dodge                   10,600        715
     Potlatch                       14,800        636
     PPG Industries                  9,800        550
     RPM                            45,500        773
     USX-U.S. Steel Group           27,600        866
     Weyerhaeuser                   17,900        848
     Witco Chemical                 23,600        720
     Worthington Industries         34,900        633
                                              -------
                                               11,485
                                              -------
   CAPITAL GOODS -- 10.2%
     AMP                            21,300        817
     Avery Dennison                 23,800        842
     Boeing                         14,400      1,532
     Browning-Ferris Industries     30,600        803

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
     Caterpillar                    12,000    $   903
     Crown Cork & Seal              18,500      1,006
     Emerson Electric               11,000      1,064
     General Electric               53,900      5,329
     Johnson Controls                2,600        215
     Keystone International         44,600        898
     Minnesota Mining &
       Manufacturing                14,400      1,193
     Modern Controls                50,300        528
     National Service Industries    20,400        762
     Pall                           10,100        258
     Sensormatic Electronics        32,700        548
     Timken                          9,200        422
                                              -------
                                               17,120
                                              -------
   COMMUNICATION SERVICES -- 6.6%
     AT&T                           50,300      2,188
     Alltel                         25,000        784
     Ameritech                      23,800      1,443
     Bell Atlantic                  20,500      1,327
     Bellsouth                      30,000      1,211
     GTE                            42,200      1,920
     SBC Communications             18,400        952
     US West                        32,700      1,055
                                              -------
                                               10,880
                                              -------
   CONSUMER CYCLICALS -- 12.0%
     Acnielson Corp*                10,533        159
     Chrysler                       47,200      1,558
     Cognizant                      31,600      1,043
     Dun & Bradstreet               31,600        750
     Duracell International         16,700      1,167
     Eastman Kodak                  15,200      1,220
     Echlin                         25,200        797
     Family Dollar Stores           23,500        479
     Ford Motor                     61,600      1,963
     Gannett                         3,900        292
     H & R Block                    32,300        937
     J.C. Penney                    20,800      1,014
     Jostens                        25,100        530
     Masco                          18,100        652
     McGraw-Hill                    10,600        489
     Modine Manufacturing           20,600        551
     Ogden                          44,700        838
     Reader's Digest, Cl A          24,800        998
     Sotheby's Holdings, Cl A       46,890        873
     VF                              4,600        311

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]
STATEMENT OF NET ASSETS
                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
CONSUMER CYCLICALS -- (continued)
     Wal-Mart Stores                69,400    $ 1,588
     WD-40                          14,700        750
     Whirlpool                       8,400        392
     Xerox                           9,200        484
                                              -------
                                               19,835
                                              -------
   CONSUMER STAPLES -- 13.3%
     American Brands                22,500      1,117
     Automatic Data Processing       8,700        373
     Coca-Cola                      81,700      4,299
     Deluxe                         22,000        721
     Flowers Industries             39,310        845
     H.J. Heinz                     32,800      1,173
     Kelly Services, Cl A           20,900        564
     McDonald's                     21,000        950
     PepsiCo                        62,000      1,814
     Philip Morris                  32,300      3,638
     Procter & Gamble               24,400      2,623
     Sara Lee                       23,100        860
     Tambrands                      18,500        756
     UST                            31,700      1,026
     Walt Disney                    20,600      1,434
                                              -------
                                               22,193
                                              -------
   ENERGY -- 8.3%
     Amoco                          20,800      1,674
     Atlantic Richfield             10,800      1,431
     Chevron                        25,400      1,651
     Exxon                          37,800      3,704
     Halliburton                     7,200        434
     Mobil                          16,000      1,956
     Occidental Petroleum           39,900        933
     Phillips Petroleum             22,500        996
     Texaco                          9,800        962
                                              -------
                                               13,741
                                              -------
   FINANCIAL -- 15.0%
     American Express               15,500        876
     American General               10,700        437
     American International Group   14,100      1,526
     Aon                             7,900        491
     Banc One                       32,600      1,402
     Bank of New York               12,000        405
     Bankers Trust New York          9,900        854
     Beneficial                     14,700        932
     Boatmen's Bancshares           11,500        742

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
     Chase Manhattan Bank           18,200    $ 1,624
     Citicorp                       15,200      1,566
     CoreStates                     22,500      1,167
     First of America Bank           9,600        577
     Fleet Financial Group          20,300      1,012
     FNMA                           44,800      1,669
     Hartford Steam Boiler
       Inspection & Insurance       42,600      1,976
     J.P. Morgan                     5,700        556
     KeyCorp                        19,700        995
     Lincoln National               13,700        719
     Marsh & McLennan                9,900      1,030
     MBNA                           27,800      1,154
     Mellon Bank                    16,700      1,186
     NationsBank                     9,800        958
     Norwest                        27,300      1,188
                                              -------
                                               25,042
                                              -------
   HEALTH CARE -- 10.9%
     Abbott Labs                    31,000      1,573
     American Home Products         26,500      1,554
     Baxter International           22,300        914
     Bristol-Myers Squibb           16,100      1,751
     Columbia/HCA Healthcare        20,300        827
     Eli Lilly                      20,900      1,526
     Johnson & Johnson              47,800      2,378
     Medtronic                       6,700        456
     Merck                          42,300      3,352
     Pfizer                         21,600      1,790
     Pharmacia & Upjohn             32,500      1,288
     Schering Plough                11,200        725
                                              -------
                                               18,134
                                              -------
   REAL ESTATE INVESTMENT TRUST -- 0.7%
     Merry Land & Investment        54,300      1,167
                                              -------
   TECHNOLOGY -- 6.8%
     Hewlett Packard                32,600      1,638
     IBM                            16,500      2,492
     Intel                          25,100      3,287
     Lucent Technologies            16,301        754
     Motorola                       21,200      1,301
     Raytheon                       13,400        645
     Texas Instruments              18,600      1,186
                                              -------
                                               11,303
                                              -------

STATEMENT OF NET ASSETS
                                       SHARES/FACE      MARKET
DESCRIPTION                            AMOUNT (000)   VALUE (000)
==================================================================

   TRANSPORTATION -- 0.7%
     Illinois Central                     16,300       $   522
     Norfolk Southern                      6,700           586
                                                       -------
                                                         1,108
                                                       -------
   UTILITIES -- 6.4%
     American Electric Power              25,500         1,049
     Baltimore Gas & Electric             34,200           915
     Boston Edison                        33,200           892
     Central & South West                 57,500         1,473
     Consolidated Natural Gas             12,700           702
     Enron                                19,000           819
     Nicor                                14,100           504
     Southern                             57,200         1,294
     Utilicorp United                     76,100         2,055
     Wisconsin Energy                     34,000           914
                                                       -------
                                                        10,617
                                                       -------
TOTAL COMMON STOCK
   (Cost $136,664)                                     162,625
                                                       -------
REPURCHASE AGREEMENT -- 1.9%
Nomura Securities
   7.20%, dated 12/31/96, matures 01/02/97,
   repurchase price $3,074,000 (collateralized
   by various FHLMC obligations, par value
   $2,253,000, 6.50%-9.00%, 04/01/24-
   12/01/26 and various FNMA obligations,
   par value $934,000, 6.50%,
   01/01/04-12/01/25, market
   value: $3,135,000)                     $3,073         3,073
                                                       -------
TOTAL REPURCHASE AGREEMENT
   (Cost $3,073)                                         3,073
                                                       -------
TOTAL INVESTMENTS -- 99.6%
   (Cost $139,737)                                     165,698
                                                       -------
OTHER ASSETS AND LIABILITIES -- 0.4%
   Other Assets and Liabilities, Net                       684
                                                       -------

                                                        MARKET
DESCRIPTION                                           VALUE (000)
=================================================================

NET ASSETS:
Portfolio Shares of Trust Class (unlimited
   authorization -- no par value)
   based on 12,442,801 outstanding shares of
   beneficial interest                                $137,139
Portfolio Shares of Investor Class (unlimited
   authorization -- no par value) based on 126,115
   outstanding shares of beneficial interest             1,344
Distributions in excess of net investment income            (6)
Accumulated net realized gain on investments             1,944
Net unrealized appreciation on investments              25,961
                                                      --------
TOTAL NET ASSETS-- 100.0%                             $166,382
                                                      ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                             $13.24
                                                      ========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                          $13.26
                                                      ========
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTOR CLASS ($13.26 (DIVIDE) 95.5%)               $13.88
                                                      ========
--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
*NON-INCOME  PRODUCING  SECURITY
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE  CORPORATION
FNMA -- FEDERAL  NATIONAL  MORTGAGE ASSOCIATION

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

STATEMENT OF NET ASSETS
GROWTH FUND

A pie chart depicting the percent of total portfolio investments for the following investment classifications:

UTILITIES                       4%
TRANSPORTATION                  2%
TECHNOLOGY                     13%
HEALTH CARE                     9%
FINANCIAL                      17%
REPURCHASE AGREEMENT            2%
BASIC MATERIALS                 3%
CAPITAL GOODS                  12%
COMMUNICATION SERVICES          6%
CONSUMER CYCLICAL              12%
CONSUMER STAPLES               10%
ENERGY                         10%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
========================================================
COMMON STOCK -- 97.6%
   BASIC MATERIALS -- 2.8%
     Bowater                        22,000   $    828
     Monsanto                       50,500      1,963
                                             --------
                                                2,791
                                             --------
   CAPITAL GOODS -- 12.5%
     Agco                           50,000      1,431
     Boeing                         20,500      2,181
     Fluor                          26,900      1,688
     General Electric               25,800      2,551
     Pitney Bowes                   36,000      1,962
     York International             44,000      2,458
                                             --------
                                               12,271
                                             --------
  COMMUNICATION SERVICES -- 6.5%
     Ameritech                      29,000      1,758
     Bellsouth                      62,500      2,523
     GTE                            45,500      2,070
                                             --------
                                                6,351
                                             --------
   CONSUMER CYCLICALS -- 11.5%
     Carnival                       53,200      1,756
     CUC International*             92,100      2,187
     Eastman Kodak                  11,600        931

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
========================================================
     Federated Department Stores*   28,000   $    955
     Magna International, Cl A      31,100      1,734
     Mattel                         65,775      1,825
     May Department Stores          20,100        940
     OfficeMax*                     92,400        982
                                             --------
                                               11,310
                                             --------
   CONSUMER STAPLES -- 10.1%
     Avon Products                  35,100      2,005
     Colgate-Palmolive              19,500      1,799
     H.J. Heinz                     54,000      1,930
     Kimberly-Clark                 22,200      2,115
     Philip Morris                  10,100      1,138
     Walt Disney                    14,300        996
                                             --------
                                                9,983
                                             --------
   ENERGY -- 9.7%
     Amoco                          36,100      2,906
     Baker Hughes                   38,700      1,335
     Phillips Petroleum             59,100      2,615
     Texaco                         27,000      2,649
                                             --------
                                                9,505
                                             --------
   FINANCIAL -- 17.0%
     American General               47,500      1,942
     American International Group   14,000      1,516
     Citicorp                       17,600      1,813
     First Union                    21,400      1,584
     KeyCorp                        43,100      2,177
     Mellon Bank                    27,900      1,981
     PMI Group                      26,200      1,451
     PNC Bank                       48,000      1,806
     St. Paul                       18,700      1,096
     Thornburg Mortgage Asset       60,200      1,287
                                             --------
                                               16,653
                                             --------
   HEALTH CARE -- 9.4%
     Abbott Labs                    28,200      1,431
     American Home Products         23,200      1,360
     Amgen*                         23,400      1,272
     Bristol-Myers Squibb           11,100      1,207
     Healthcare Compare*            34,500      1,462
     Johnson & Johnson              19,400        965
     Pfizer                         19,000      1,575
                                             --------
                                                9,272
                                             --------

STATEMENT OF NET ASSETS
                                       SHARES/FACE
DESCRIPTION                            AMOUNT (000)   VALUE (000)
==================================================================
   TECHNOLOGY -- 12.9%
     Cadence Design Systems*             45,100        $  1,793
     Cisco Systems*                      40,600           2,583
     Intel                               16,300           2,134
     Microsoft*                          27,800           2,297
     Oracle Systems*                     21,500             898
     Sun Microsystems*                   27,800             714
     Tellabs*                            34,800           1,309
     Texas Instruments                   15,400             982
                                                       --------
                                                         12,710
                                                       --------
   TRANSPORTATION -- 1.6%
     Illinois Central                    48,750           1,560
                                                       --------
   UTILITIES -- 3.6%
     El Paso Natural Gas                 52,500           2,651
     Enron Oil & Gas                     34,900             881
                                                       --------
                                                          3,532
                                                       --------
TOTAL COMMON STOCK
   (Cost $74,990)                                        95,938
                                                       --------
REPURCHASE AGREEMENT -- 2.5%
   Nomura Securities
     7.20%, dated 12/31/96, matures
     01/02/97, repurchase price
     $2,421,000 (collateralized by
     various FNMA obligations,
     total par value $2,045,000,
     6.50%-7.50%, 12/01/06-12/01/26
     and FHLMC obligation, total par
     value $521,000, 7.00%, 04/01/24,
     market value:  $2,469,000)          $2,420           2,420
                                                       --------
TOTAL REPURCHASE AGREEMENT
   (Cost $2,420)                                          2,420
                                                       --------
TOTAL INVESTMENTS -- 100.1%
   (Cost $77,410)                                        98,358
                                                       --------
OTHER ASSETS AND LIABILITIES -- (0.1%)
   Other Assets and Liabilities, Net                       (112)
                                                       --------



DESCRIPTION                                           VALUE (000)
=================================================================
NET ASSETS:
Portfolio Shares of Trust Class (unlimited
   authorization -- no par value) based on
   7,289,210 outstanding shares of beneficial
   interest                                             $74,237
Portfolio Shares of Investor Class (unlimited
   authorization -- no par value) based on 231,565
   outstanding shares of beneficial interest              2,451
Distributions in excess of net investment income             (7)
Accumulated net realized gain on investments                617
Net unrealized appreciation on investments               20,948
                                                        -------
TOTAL NET ASSETS-- 100.0%                               $98,246
                                                        =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                              $13.06
                                                        =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                           $13.09
                                                        =======
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTOR CLASS ($13.09 (DIVIDE) 95.5%)                $13.71
                                                        =======




--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
*NON-INCOME  PRODUCING  SECURITY
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE  CORPORATION
FNMA -- FEDERAL  NATIONAL  MORTGAGE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]
STATEMENT OF NET ASSETS
INTERNATIONAL EQUITY FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

OTHER                21%
SWEDEN                3%
NETHERLANDS           6%
AUSTRALIA             3%
UNITED KINGDOM       15%
FRANCE                8%
GERMANY               8%
HONG KONG             4%
JAPAN                27%
SWITZERLAND           5%

% OF TOTAL PORTFOLIO INVESTMENTS (1)

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================

FOREIGN COMMON STOCKS -- 94.9%
   ARGENTINA -- 0.8%
     Telefonica de Argentina ADR    15,000   $    388
     YPF ADR                        17,500        442
                                             --------
                                                  830
                                             --------
   AUSTRALIA -- 2.5%
     ANZ Banking Group             100,000        630
     Broken Hill Proprietary        90,000      1,281
     CRA                            32,250        506
                                             --------
                                                2,417
                                             --------
   AUSTRIA -- 0.5%
     Creditanstalt Bankverein PS     1,500        194
     Vienna International Airport    6,800        347
                                             --------
                                                  541
                                             --------
   BELGIUM -- 0.3%
     Audiofina                       5,500        260
                                             --------
   BRAZIL -- 1.7%
     Cervejaria Brahma ADR          30,000        328
     Energetica de Minas Gerais
      ADR                           14,000        477
     Pao de Acucar ADR              21,000        389
     Telebras ADR                    6,500        497
                                             --------
                                                1,691
                                             --------

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
   CHILE -- 1.2%
     Andina Embotelladora ADR       12,000   $    366
     Enersis ADR                    13,000        361
     Telefonos de Chile ADR          4,000        405
                                             --------
                                                1,132
                                             --------
   DENMARK -- 1.4%
     Sophus Berendsen, Cl B          6,600        849
     Unidanmark, Cl A               10,000        518
                                             --------
                                                1,367
                                             --------
   FINLAND -- 1.0%
     Nokia, Cl A                    12,000        696
     UPM-Kymmene*                   14,000        294
                                             --------
                                                  990
                                             --------
   FRANCE -- 7.3%
     Alcatel Alsthom                 6,928        557
     Carrefour                       1,500        977
     Cie Generale des Eaux           8,357      1,036
     Elf Aquitaine                  17,008      1,549
     L'Oreal                         3,300      1,244
     Saint-Gobain                    5,259        744
     Sanofi                         11,078      1,102
                                             --------
                                                7,209
                                              --------
   GERMANY -- 5.6%
     Allianz                           700      1,260
     Bayer                          25,000      1,014
     Beiersdorf                     15,000        744
     BMW                               850        586
     Deutsche Bank                  22,000      1,026
     Schering                       10,000        844
                                             --------
                                                5,474
                                             --------
   HONG KONG -- 4.0%
     Hong Kong Telecommunications  200,000        322
     HSBC Holdings                  64,629      1,383
     Hutchison Whampoa             110,000        864
     Sun Hung Kai Properties        65,600        804
     Swire Pacific, Cl A            58,000        553
                                             --------
                                                3,926
                                             --------
   INDONESIA -- 0.3%
     Multi Bintang                  16,000        300
                                             --------

STATEMENT OF NET ASSETS

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
   ITALY -- 2.6%
     Assicurazioni Generali         27,500   $    521
     Parmalat Finanziaria          400,000        611
     Rinascente                     69,815        405
     STET                          230,000      1,045
                                             --------
                                                2,582
                                             --------
   JAPAN -- 26.3%
     Ajinomoto                      75,000        765
     Asahi Glass                    50,000        471
     Bank of Tokyo-Mitsubishi       65,000      1,207
     Canon                          50,000      1,106
     Dai Nippon Printing            60,000      1,052
     DDI                                80        529
     East Japan Railway                140        630
     Familymart                     16,500        660
     Fanuc                          15,000        481
     Hitachi                        90,000        840
     Honda Motor                    60,000      1,716
     Ito Yokado                     20,000        871
     KAO                            60,000        700
     Kirin Brewery                  50,000        492
     Komatsu                        90,000        739
     Kyocera                        13,000        811
     Matsushita Electric Industrial 60,000        980
     Mitsubishi Heavy Industries   150,000      1,192
     Nippon Telegraph & Telephone      122        925
     Nomura Securities              25,000        376
     Obayashi                       60,000        405
     Oji Paper                      70,000        443
     Secom                          17,000      1,029
     Sekisui House                  70,000        713
     Shiseido                       45,000        521
     Sony                           25,000      1,639
     Sumitomo Bank                  41,000        591
     Takeda Chemical Industries     45,000        945
     Tokio Marine & Fire Insurance  90,000        847
     Tokyo Broadcasting System      35,000        535
     Toray Industries              140,000        865
     Toshiba                       110,000        692
                                             --------
                                               25,768
                                             --------
   MALAYSIA -- 2.9%
     Genting                        60,000        413
     Malayan Banking                55,000        610
     Sime Darby Malaysia           180,000        709

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
========================================================
     Telekom Malaysia               60,000   $    535
     United Engineers-- F           65,000        587
                                             --------
                                                2,854
                                             --------
   MEXICO -- 1.3%
     Empresas ICA ADR*              28,000        410
     Panamerican Beverages, ADR     11,500        539
     Telefonos de Mexico ADR        10,000        330
                                             --------
                                                1,279
                                             --------
   NETHERLANDS -- 5.3%
     Aegon                          22,611      1,441
     Ahold                          17,431      1,089
     Akzo Nobel                      4,000        546
     Heineken Holding, Cl A          4,125        645
     Phillips Electronics           16,000        648
     Wolters Kluwer                  6,642        882
                                             --------
                                                5,251
                                             --------
   NORWAY -- 0.5%
     Saga Petroleum, Cl B           30,000        471
                                             --------
   PORTUGAL -- 0.4%
     Jeronimo Martins & Filho        5,066        261
     Jeronimo Martins & Filho
       Rights*                       2,532        114
                                             --------
                                                  375
                                             --------
   SINGAPORE -- 2.8%
     City Developments              65,000        586
     Fraser and Neave               35,000        360
     Jardine Matheson               51,910        343
     Keppel                         55,000        429
     Oversea-Chinese Banking-- F    40,500        504
     Singapore International
       Airlines-- F                 60,000        545
                                             --------
                                                2,767
                                             --------
   SPAIN -- 2.5%
     Banco Bilbao-Vizcaya           15,000        810
     Centros Comerciales Pryca      25,000        530
     Telefonica de Espana           47,000      1,092
                                             --------
                                                2,432
                                             --------
   SWEDEN -- 3.2%
     Asea, Cl B                      9,000      1,019
     Astra, Cl A                    22,000      1,088
     Ericsson, Cl B                 32,500      1,006
                                             --------
                                                3,113
                                             --------

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]
STATEMENT OF NET ASSETS
                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
   SWITZERLAND -- 4.7%
     Holderbank, Cl I                  750   $    535
     Nestle, Cl N                      800        859
     Novartis AG, Cl N*                853        977
     Roche Holdings, Cl GS             150      1,167
     Schweizerische  Bankgesellschaft,
       Cl I                          1,200      1,051
                                             --------
                                                4,589
                                             --------
   THAILAND -- 1.3%
     Advanced Info Service-- F      28,000        262
     Bangkok Bank-- F               43,000        416
     Land and House-- F             33,000        241
     Siam Cement-- F                11,000        345
                                             --------
                                                1,264
                                             --------
   UNITED KINGDOM -- 14.5%
     BAA                            61,996        516
     Barclays Bank                  89,245      1,528
     BAT Industries                112,640        934
     BOC Group                      42,570        637
     Cable & Wireless               98,929        822
     Cadbury Schweppes              82,499        696
     General Electric              145,774        953
     Marks & Spencer               110,379        928
     Pearson                        82,801      1,062
     Prudential                    172,033      1,447
     Shell Transport & Trading     100,000      1,731
     SmithKline Beecham             94,326      1,307
     Tate & Lyle                   110,526        897
     Unilever                       30,000        728
                                             --------
                                               14,186
                                             --------
TOTAL FOREIGN COMMON STOCKS
   (Cost $75,125)                              93,068
                                             --------
FOREIGN PREFERRED STOCKS -- 2.5%
   AUSTRALIA -- 0.7%
     Newscorp                      150,000        667
                                             --------
   GERMANY -- 1.8%
     Krones                            800        291
     RWE                            30,000      1,004
     Suedzucker                      1,000        465
                                             --------
                                                1,760
                                             --------


                                               MARKET
DESCRIPTION                                  VALUE (000)
========================================================
TOTAL FOREIGN PREFERRED STOCKS
   (Cost $2,246)                               $ 2,427
                                               -------
TOTAL INVESTMENTS -- 97.4%
   (Cost $77,371)                               95,495
                                               -------
OTHER ASSETS AND LIABILITIES -- 2.6%
   Other Assets and Liabilities, Net             2,555
                                               -------
NET ASSETS:
Portfolio shares of the Trust
Class (unlimited authorization --
no par value) based on 6,093,169 outstanding
 shares of beneficial interest                  78,605
Portfolio shares of the Investor Class
 (unlimited authorization -- no par value)
 based on 101,821 outstanding shares of
 beneficial interest                             1,277
Undistributed net investment income                 75
Accumulated net realized loss on investments       (34)
Accumulated net realized loss on foreign currency
   transactions                                     (1)
Net unrealized appreciation on foreign currency and
   translation of other assets and liabilities
   denominated in foreign currency                   4
Net unrealized appreciation on investments      18,124
                                               -------
TOTAL NET ASSETS-- 100.0%                      $98,050
                                               =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                     $15.83
                                               =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                  $15.79
                                               =======
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTOR CLASS ($15.79 (DIVIDE) 95.5%)       $16.53
                                               =======


--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
*  NON-INCOME  PRODUCING  SECURITY
ADR --  AMERICAN DEPOSITORY RECEIPT
CL  --  CLASS
F  --  FOREIGN REGISTRY SHARES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
SMALL CAP FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

REPURCHASE AGREEMENTS     1%
UTILITIES                 3%
TRANSPORTATION            1%
TECHNOLOGY               17%
HEALTH CARE              12%
FINANCIAL                18%
BASIC MATERIALS           3%
CAPITAL GOODS            11%
CONSUMER CYCLICALS       21%
CONSUMER STAPLES          7%
ENERGY                    6%

% OF TOTAL PORTFOLIO INVESTMENTS (1)



                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
COMMON STOCK -- 99.2%
   BASIC MATERIALS -- 3.4%
     Champion Enterprises*          22,400    $   437
     Mosinee Paper                  11,300        401
     Shorewood Packaging*           20,700        404
                                              -------
                                                1,242
                                              -------
   CAPITAL GOODS -- 10.6%
     Breed Technologies             20,800        541
     Gentex*                        53,200      1,071
     Cognex*                        20,300        376
     JLG Industries                 20,800        333
     Kaydon                         12,100        570
     Perceptron*                    22,200        760
     Wolverine Tube*                 7,500        264
                                              -------
                                                3,915
                                              -------
   CONSUMER CYCLICALS -- 21.3%
     American Medical Response*     11,000        358
     Catalina Marketing*             9,700        535
     Fair, Isaac & Company          16,300        638
     Gemstar International*         15,900        278
     Grand Casinos*                 98,400      1,328
     HBO                             9,700        576

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
========================================================
     Mail Boxes Etc*                20,400    $   459
     National Education*            99,400      1,516
     Nautica Enterprises*            6,300        159
     Pre Paid Legal*                74,200      1,354
     QuickResponse Services*        12,200        348
     Quiksilver*                    15,400        329
                                              -------
                                                7,878
                                              -------
   CONSUMER STAPLES -- 6.8%
     Applebee's International       14,700        404
     Arbor Drugs                    21,900        381
     CDI*                            8,400        238
     NBTY*                          34,700        659
     Patterson Dental*              14,300        404
     Smithfield Foods*              10,900        414
                                              -------
                                                2,500
                                              -------
   ENERGY -- 5.9%
     Benton Oil & Gas*              14,200        321
     Camco International             5,000        231
     Noble Drilling*                14,000        278
     Pride Petroleum Services*      38,700        900
     Transocean Offshore             7,500        470
                                              -------
                                                2,200
                                              -------
   FINANCIAL -- 18.4%
     Aames Financial                22,200        796
     American Bankers Insurance
       Group                        10,600        542
     Cityscape Financial*           23,100        606
     CMAC Investment                10,400        382
     Corus Bankshares               23,700        764
     Enhance Financial Services
       Group                        16,900        617
     First Alliance*                 6,100        185
     Fremont General                17,000        527
     Investment Technology Group*   16,600        320
     Mutual Risk Management         20,000        740
     Quick & Reilly Group           12,400        370
     Renters' Choice*               12,200        177
     Western National               40,700        783
                                              -------
                                                6,809
                                              -------
   HEALTH CARE -- 11.8%
     Express Scripts, Cl A*         31,100      1,116
     Hologic*                       51,600      1,277
     Physician Computer Networks*   40,400        343

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]
STATEMENT OF NET ASSETS
                                       SHARES/FACE      MARKET
DESCRIPTION                            AMOUNT (000)   VALUE (000)
=================================================================
   HEALTH CARE -- (continued)
     Respironics*                         19,000        $   330
     Sofamor/Danek Group*                 18,800            573
     Visix*                               32,700            723
                                                        -------
                                                          4,362
                                                        -------
   TECHNOLOGY -- 17.4%
     Atmel*                               22,000            729
     Cadence Design Systems*              28,300          1,125
     Keane*                               13,800            438
     LeCroy*                              18,200            683
     Maxim Integrated Products*           16,800            727
     Network General*                     20,100            608
     Parametric Technology*               10,100            519
     Silicon Valley Group*                34,700            698
     Transaction Network Services*        46,000            529
     US Robotics*                          5,000            360
                                                        -------
                                                          6,416
                                                        -------
   TRANSPORTATION -- 1.0%
     Air Express International            11,100            358
                                                        -------
   UTILITIES -- 2.6%
     TNP Enterprises                      15,100            413
     United Illuminating                   7,200            226
     Wicor                                 9,200            330
                                                        -------
                                                            969
                                                        -------
TOTAL COMMON STOCK
   (Cost $32,539)                                        36,649
                                                        -------
REPURCHASE AGREEMENT -- 1.3%
Nomura Securities
  7.20%, dated 12/31/96, matures
  01/02/97, repurchase price $498,000
  (collateralized by FNMA obligation,
  total par value $494,000, 7.50%,
  12/01/06, market value:  $498,000)        $498            498
                                                        -------
TOTAL REPURCHASE AGREEMENT
   (Cost $498)                                              498
                                                        -------
TOTAL INVESTMENTS -- 100.5%
   (Cost $33,037)                                        37,147
                                                        -------
OTHER ASSETS AND LIABILITIES -- (0.5%)
   Other Assets and Liabilities, Net                       (193)
                                                        -------


                                                        MARKET
DESCRIPTION                                           VALUE (000)
=================================================================
NET ASSETS:
Portfolio Shares of Trust Class (unlimited
  authorization -- no par value) based on
  2,790,942 outstanding shares of beneficial
  interest                                              $31,280
Portfolio Shares of Investor Class (unlimited
   authorization -- no par value) based on
   44,553 outstanding shares of beneficial interest         460
Distributions in excess of net investment income            (81)
Accumulated net realized gain on investments              1,185
Net unrealized appreciation on investments                4,110
                                                        -------
TOTAL NET ASSETS-- 100.0%                               $36,954
                                                        =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE --  TRUST CLASS                             $13.03
                                                        =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE --  INVESTOR CLASS                          $13.00
                                                        =======
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTOR CLASS ($13.00 (DIVIDE) 95.5%)                $13.61
                                                        =======



--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE STATEMENT OF NET ASSETS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
* NON-INCOME  PRODUCING  SECURITY
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE  CORPORATION
FNMA -- FEDERAL  NATIONAL  MORTGAGE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
ASIAN TIGERS FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

THAILAND              8%
TAIWAN                2%
SOUTH KOREA           3%
SINGAPORE            13%
PHILIPPINES           4%
MALAYSIA             19%
CHINA                 1%
HONG KONG            40%
INDIA                 3%
INDONESIA             7%

% OF TOTAL PORTFOLIO INVESTMENTS (1)



                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
FOREIGN COMMON STOCKS -- 98.7%
   CHINA -- 0.6%
     Eastern Communications, Cl B* 250,000    $   223
                                              -------
   HONG KONG -- 39.2%
     Cheung Kong Holdings          155,000      1,378
     China Light & Power            44,000        196
     China Overseas Land &
       Investment                  600,000        304
     Citic Pacific                 204,000      1,184
     Hang Seng Bank                 60,000        729
     Henderson Land Development     30,000        302
     Hong Kong Telecommunications  417,600        672
     Hong Kong & China Gas         144,320        279
     HSBC Holdings                  92,000      1,969
     Hutchison Whampoa             148,000      1,162
     Hysan Development             141,000        561
     Johnson Electric              114,000        315
     National Mutual Asia          150,000        143
     New World Development          70,000        473
     Sun Hung Kai Properties        94,000      1,152
     Swire Pacific, Cl A            66,000        629
     Taiwan Index Fund              59,200        739

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
==========================================================
     Television Broadcasts          90,000    $   360
     Tingyi (Cayman Island)*     1,274,000        334
     Varitronix International      218,000        395
     Wharf Holdings                 45,000        225
                                              -------
                                               13,501
                                              -------
   INDIA -- 2.8%
     Indian Hotels GDR               6,000        152
     Mahindra & Mahindra GDR        20,500        241
     State Bank of India GDR*        7,500        130
     Tata Electric Power GDR           500        155
     Tata Engineering and
       Locomotive GDR               28,000        297
                                              -------
                                                  975
                                              -------
   INDONESIA -- 6.8%
     Bank Internasional
       Indonesia-- F               379,160        373
     Bimantara Citra-- F           120,000        160
     Citra Marga Nusaphala         300,000        235
     Indonesian Satellite ADR        2,400         66
     PT Indah Kiat Pulp & Paper    183,060        134
     PT Ramayana Lestari-- F       200,000        432
     Sampoerna-- F                  40,000        213
     Semen Gresik-- F               90,000        290
     Telekomunikasi-- F            260,000        449
                                               ------
                                                2,352
                                               ------
   MALAYSIA -- 19.2%
     Amway*                         40,000        227
     Berjaya Sports                150,000        749
     Commerce Asset Holdings*       50,000        376
     DCB Holdings                   80,000        274
     Diversified Resource*          85,000        315
     IOI                           250,000        384
     Malayan Banking                60,000        665
     Malayan National
       Reinsurance*                120,000        380
     Public Bank-- F               145,333        308
     Resorts World                  70,000        319
     Sime Darby Malaysia            97,600        385
     Sime UEP Properties           205,000        528
     Star Publications              80,000        315
     Telekom Malaysia               64,000        570
     UMW Holdings Berhad            80,000        374
     United Engineers               49,000        442
                                              -------
                                                6,611
                                              -------

[GRAPHIC OMITTED]
STATEMENT OF NET ASSETS

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
   PHILIPPINES -- 4.2%
     C & P Homes                    55,000    $    28
     Filinvest Land*             1,000,000        312
     Manila Electric, Cl B          42,400        347
     Metro Bank & Trust              6,000        149
     Philipino Telephone*          150,000        127
     Philippine Long Distance
       Telephone                     1,800         99
     Philippine Long Distance
       Telephone ADR                 3,000        152
     San Miguel, Cl B               49,500        219
                                              -------
                                                1,433
                                              -------
   SINGAPORE -- 12.6%
     City Developments              32,600        294
     DBS Land                       90,000        331
     Development Bank of
       Singapore-- F                26,000        351
     Fraser and Neave               33,600        346
     Hong Kong Land                 77,000        214
     Jardine Matheson               14,000         92
     Keppel                         42,000        327
     Marco Polo Development        200,000        417
     Oversea-Chinese Banking-- F    39,300        489
     Singapore International
       Airlines-- F                 33,000        300
     Singapore Press-- F            18,400        363
     Straits Steamship Land        200,000        641
     United Industrial             200,000        169
                                              -------
                                                4,334
                                              -------
   SOUTH KOREA -- 3.3%
     Koomkin Bank GDR               20,000        373
     Korea Fund                     35,677        535
     Korea Mobile Telecom ADR       12,500        159
     Samsung Electronics GDS           413          8
     Samsung Electronics New,
       1/2 Non-Voting GDS            1,370         57
                                              -------
                                                1,132
                                              -------

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
========================================================
   TAIWAN -- 1.8%
     Taiwan Fund                    27,500    $   608
                                              -------
   THAILAND -- 8.2%
     Bangkok Bank-- F               57,000        551
     Bec World Public-- L*          20,000        192
     Cogeneration Public*           50,000        186
     Grammy Entertainment-- F       25,000        285
     Industrial Finance of
       Thailand-- F                 50,000        136
     Industrial Finance of
       Thailand-- L                 60,000        160
     Land and House-- F             12,000         88
     PTT Exploration-- F            48,000        693
     Quality House-- F              45,000         54
     Thai Farmers Bank-- F          39,000        243
     Thai Farmers Bank Warrants*     4,875          4
     Total Access Communications    35,000        242
                                              -------
                                                2,834
                                              -------
TOTAL FOREIGN COMMON STOCKS
   (Cost $28,570)                              34,003
                                              -------
TOTAL INVESTMENTS -- 98.7%
   (Cost $28,570)                              34,003
                                              -------
OTHER ASSETS AND LIABILITIES -- 1.3%
   Other Assets and Liabilities, Net              439
                                              -------

STATEMENT OF NET ASSETS

                                                      MARKET
DESCRIPTION                                        VALUE (000)
===============================================================
NET ASSETS:
Portfolio shares of the Trust Class (unlimited
  authorization -- no par value) based on
  2,822,362 outstanding shares of beneficial
  interest                                           $28,424
Portfolio shares of the Investor Class (unlimited
   authorization -- no par value) based on 70,640
   outstanding shares of beneficial interest             644
Distributions in excess of net investment income         (98)
Accumulated net realized gain on investments              43
Accumulated net realized loss from foreign
   currency transactions                                  (4)
Net unrealized appreciation on investments             5,433
                                                     -------
TOTAL NET ASSETS-- 100.0%                            $34,442
                                                     =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE -- TRUST CLASS                           $11.91
                                                     =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTOR CLASS                        $11.89
                                                     =======
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTOR CLASS ($11.89 (DIVIDE) 95.5%)             $12.45
                                                     =======



--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A STATEMENT OF NET ASSETS. THE SCHEDULE OF INVESTMENTS PRESENTS THE VALUE OF INVESTMENTS AS A
     PERCENTAGE OF TOTAL NET ASSETS.
* NON-INCOME PRODUCING SECURITY
ADR  --  AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
F -- FOREIGN REGISTRY SHARES
GDR -- GLOBAL DEPOSITORY RECEIPT
GDS -- GLOBAL DEPOSITORY SHARES
L -- LOCAL SHARES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               DECEMBER 31, 1996
                                                               [GRAPHIC OMITTED]

SCHEDULE OF INVESTMENTS
LATIN AMERICA EQUITY FUND
A pie chart depicting the percent of total portfolio investments for the following investment classifications:

ARGENTINA         10%
OTHER              8%
PERU               7%
MEXICO            19%
CHILE             13%
BRAZIL            43%

% OF TOTAL PORTFOLIO INVESTMENTS (1)


                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
=========================================================
FOREIGN COMMON STOCKS -- 67.3%
   ARGENTINA -- 9.1%
     Disco*                         10,000    $   280
     Perez Companc                  50,000        352
     Siderar, Cl A*                 71,500        206
     Telefonica de Argentina ADR     8,000        207
                                              -------
                                                1,045
                                              -------
   BRAZIL -- 16.4%
     Bompreco Supermercado GDR*     11,500        207
     Centrais Electricas Bras    1,500,000        537
     Light Participacoes*        1,200,000        291
     Telebras ADR                   11,000        845
                                              -------
                                                1,880
                                              -------
   CHILE -- 11.7%
     Andina Embotelladora ADR        6,000        183
     CIA Telecomunicacion Chile ADR* 2,500        253
     Enersis ADR                    10,000        276
     Quimica y Minera Chile          3,500        189
     Santa Isabel ADR               10,000        226
     Vina Concha y Toro Chile ADR    9,500        223
                                              -------
                                                1,350
                                              -------
   MEXICO -- 17.0%
     Empresas ICA, ADR*             25,000        366
     Gruma, Cl B*                   40,000        244
     Grupo Imsa, ADR*               11,250        214
     Grupo Industrial Durango, ADR* 20,000        210

                                               MARKET
DESCRIPTION                         SHARES   VALUE (000)
========================================================
     Grupo Televisa*                 6,000    $   154
     Kimberly Clark, Cl A           10,000        194
     Sanluis                        30,000        191
     Tamsa ADR*                     25,000        378
                                              -------
                                                1,951
                                              -------
   OTHER -- 6.7%
     BHI                            10,000        197
     Bladex                          4,000        203
     Panamerican Beverages, ADR      8,000        375
                                              -------
                                                  775
                                              -------
   PERU -- 6.4%
     Cementos Lima                  15,000        220
     Credicorp                      12,500        231
     Telefonica de Peru ADR         15,000        283
                                              -------
                                                  734
                                              -------
TOTAL FOREIGN COMMON STOCKS
   (Cost $7,318)                                7,735
                                              -------
FOREIGN PREFERRED STOCKS -- 22.6%
   BRAZIL -- 22.6%
     Banco Bradesco             30,000,000        217
     CIA Bras Distr Pao Acucar  10,000,000        178
     CIA Cervejaria Brahma         500,000        273
     CIA Energetica Minas       12,000,000        409
     CIA Vale Do Rio Doce           10,000        193
     Dixie Toga                    200,000        152
     Ericsson
       Telecomunoicacoes*       15,000,000        231
     Ipiranga CIA Petroleo      12,500,000        182
     Itau Banco*                   450,000        195
     Petrol Brasileiros          1,500,000        239
     Telecomunicacoes de
       Sao Paulo*                1,500,000        325
                                              -------
                                                2,594
                                              -------
TOTAL FOREIGN PREFERRED STOCKS
   (Cost $2,594)                                2,594
                                              -------
TOTAL INVESTMENTS -- 89.9% OF NET ASSETS
   (Cost $9,912)                              $10,329
                                              =======


--------------------------------------------------------------------------------
(1) THE CHART PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF THE TOTAL VALUE OF THE INVESTMENT PORTFOLIO AND IS NOT A SCHEDULE OF INVESTMENTS. THE SCHEDULE OF INVESTMENTS PRESENTS THE VALUE OF INVESTMENTS AS A PERCENTAGE OF TOTAL NET ASSETS.
*NON-INCOME PRODUCING SECURITY
ADR --  AMERICAN DEPOSITORY RECEIPT
CL--  CLASS
GDR--  GLOBAL DEPOSITORY RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (000)
December 31, 1996

                                                                                 INTERNATIONAL FIXED  LATIN AMERICA
                                                                                     INCOME FUND       EQUITY FUND
===================================================================================================================
ASSETS:
    Investments at market value (Cost $13,315 and $9,912, respectively)               $13,858            $10,329
    Cash and foreign currency                                                           4,355              1,407
    Receivable for portfolio shares sold                                                   11                  9
    Other assets                                                                          407                 13
                                                                                      -------            -------
    Total assets                                                                       18,631             11,758
                                                                                      -------            -------
LIABILITIES:
    Distribution payable                                                                  867                 --
    Payable for investment securities purchased                                            --                232
    Payable for portfolio shares repurchased                                               14                  3
    Other liabilities                                                                      77                 33
                                                                                      -------            -------
    Total liabilities                                                                     958                268
                                                                                      -------            -------
NET ASSETS:
    Portfolio shares of the Trust Class (unlimited authorization - no par value)
      based on 1,714,340 and 1,121,552 outstanding
      shares of beneficial interest, respectively                                      17,301             11,181
    Portfolio shares of the Investor Class (unlimited authorization -
      no par value) based on 11,006 and 0 outstanding
      shares of beneficial interest, respectively                                         116                 --
    Distributions in excess of net investment income                                      (49)                --
    Accumulated net realized loss on investments                                         (221)              (108)
    Accumulated net realized gain from foreign currency transactions                       17                 --
    Net unrealized depreciation on foreign currency and translation of other
      assets and liabilities denominated in foreign currencies                            (34)                --
    Net unrealized appreciation on investments                                            543                417
                                                                                      -------            -------
NET ASSETS                                                                            $17,673            $11,490
                                                                                      =======            =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- TRUST CLASS                 $10.24             $10.24
                                                                                      =======            =======
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- INVESTOR CLASS                       $10.23                 --
                                                                                      =======            =======
MAXIMUM OFFERING PRICE PER SHARE -- INVESTOR CLASS (1)                                 $10.71                 --
                                                                                      =======            =======

 (1) THE OFFERING PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE BY 1 MINUS THE MAXIMUM SALES CHARGE OF 4.50%.

    The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

STATEMENTS OF OPERATIONS (000)
For the Year Ended December 31, 1996

                                                             TREASURY     GOVERNMENT                  TAX-EXEMPT
                                                           MONEY MARKET  MONEY MARKET  MONEY MARKET  MONEY MARKET
                                                               FUND          FUND          FUND          FUND
=================================================================================================================
INVESTMENT INCOME:
    Interest                                                  $7,746       $12,094       $30,989        $5,927
                                                              ------       -------       -------        ------
EXPENSES:
    Administration fees                                          226           336           854           254
    Investment advisory fees                                     528           448         1,993           594
    Less: investment advisory fees waived                       (236)           --          (854)         (275)
    Custodian fees                                                17            25            62            16
    Transfer agent fees                                           33            47           119            37
    Professional fees                                             23            35            81            19
    Registration & filing fees                                    20            46            78            --
    Printing                                                      18            25            63            15
    Trustee                                                        3             4            10             3
    Insurance                                                      2             3             8             3
    Distribution fees(1)                                          24            11             4             8
    Amortization of deferred organization costs                    3             3             3             3
    Miscellaneous                                                 23             3             8             4
                                                              ------       -------       -------        ------
        Total Expenses                                           684           986         2,429           681
                                                              ------       -------       -------        ------
Net Investment Income                                          7,062        11,108        28,560         5,246
                                                              ------       -------       -------        ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from security transaction             (1)           (2)           --             7
                                                              ------       -------       -------        ------
Net Gain (Loss) on Investments                                    (1)           (2)           --             7
                                                              ------       -------       -------        ------
Net Increase In Net Assets From Operations                    $7,061       $11,106       $28,560        $5,253
                                                              ======       =======       =======        ======

 (1) ALL DISTRIBUTION FEES ARE INCURRED AT THE INVESTOR CLASS LEVEL.



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)
For the Year Ended December 31, 1996

                                                                                    INTERMEDIATE
                                                                                      GOVERNMENT    TAX-EXEMPT   INTERNATIONAL
                                                                       FIXED INCOME  FIXED INCOME  FIXED INCOME  FIXED INCOME
                                                                            FUND         FUND          FUND          FUND
==============================================================================================================================
INVESTMENT INCOME:
    Interest                                                               $ 8,319      $ 4,092       $ 2,599       $1,014
                                                                           -------      -------       -------       ------
EXPENSES:
   Administration fees                                                         188          100            69           26
   Investment advisory fees                                                    751          402           275          141
   Less: investment advisory fees waived                                      (125)         (67)          (57)          --
   Custodian fees                                                               13            7             5            5
   Transfer agent fees                                                          27           15            10            4
   Professional fees                                                            17            9             5            2
   Registration & filing fees                                                    9            1             2            2
   Printing                                                                     13            7             5            2
   Trustee fee                                                                   2            1             1           --
   Insurance                                                                     2            2             1           --
   Pricing                                                                       4            3             3            8
   Distribution fees(1)                                                          2            2             2           --
   Amortization of deferred organization costs                                   3            3             3            4
   Miscellaneous                                                                12           11            11            1
                                                                           -------      -------       -------       ------
     Total Expenses                                                            918          496           335          195
                                                                           -------      -------       -------       ------
Net Investment Income                                                        7,401        3,596         2,264          819
                                                                           -------      -------       -------       ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from security transactions                          944       (1,069)          123          171
  Net realized gain from foreign currency transactions                          --           --            --           18
  Net change in unrealized depreciation on investments                      (4,280)        (412)       (1,230)        (405)
  Net change in unrealized depreciation on foreign currency and
    translation of other assets and liabilities in foreign currencies           --            --           --          (53)
                                                                           -------      -------       -------       ------
Net Loss on Investments                                                     (3,336)      (1,481)       (1,107)        (269)
                                                                           -------      -------       -------       ------
Net Increase In Net Assets From Operations                                 $ 4,065      $ 2,115       $ 1,157       $  550
                                                                           =======      =======       =======       ======

 (1) ALL DISTRIBUTION FEES ARE INCURRED AT THE INVESTOR CLASS LEVEL.





    The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

STATEMENTS OF OPERATIONS (000)
For the Year Ended December 31, 1996

                                                                                                                    LATIN
                                                                                   INTERNATIONAL            ASIAN   AMERICA
                                                        BALANCED   VALUE    GROWTH    EQUITY     SMALL CAP  TIGERS  EQUITY
                                                          FUND     FUND      FUND      FUND        FUND      FUND   FUND(2)
===========================================================================================================================
INVESTMENT INCOME:
    Dividends                                            $1,025   $ 4,377   $ 1,948   $1,709     $  160    $  570   $  50
    Interest                                              1,256       321       211       47         67        28      22
    Less: foreign taxes withheld                             --        --        --     (162)        --       (45)     (4)
                                                         ------   -------   -------   ------     ------    ------   -----
      Total investment income                             2,281     4,698     2,159    1,594        227       553      68
                                                         ------   -------   -------   ------     ------    ------   -----
EXPENSES:
    Administration fees                                      84       219       136      133         44        47       7
    Investment advisory fees                                392     1,170       723      886        235       313      44
    Custodian fees                                            6        16         9      111          3        83      24
    Transfer agent fees                                      12        31        19       20          6         9       1
    Professional fees                                         7        22        12       13          4         5       1
    Registration & filing fees                                6        14         7        9          4         4       7
    Printing                                                  8        16        10       10          3         3       1
    Trustee                                                   1         2         2        2          1         1      --
    Insurance                                                --         2         2        1          1         1      --
    Pricing                                                   3         4         3       14          3        11       6
    Distribution fees(1)                                     10         4         7        4          1         2      --
    Amortization of deferred organization costs               3         3         3        4          3         5       1
    Miscellaneous                                             2         2         1        1          1        --      --
                                                         ------   -------   -------   ------     ------    ------   -----
      Total Expenses                                        534     1,505       934    1,208        309       484      92
                                                         ------   -------   -------   ------     ------    ------   -----
Net Investment Income (Loss)                              1,747     3,193     1,225      386        (82)       69     (24)
                                                         ------   -------   -------   ------     ------    ------   -----
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
    Net realized gain (loss) from security transactions   3,482    14,781     5,669      593      5,081       249    (108)
    Net realized gain (loss) from foreign currency
      transactions                                            1        --        --      (62)        --       (21)     (3)
    Net change in unrealized appreciation on
      investments                                         1,657     9,618    10,988    7,526        668     3,452     417
    Net change in unrealized appreciation
      on foreign currency and translation of other
      assets and liabilities in foreign currencies            1        --        --        3         --        --      --
                                                         ------   -------   -------   ------     ------    ------   -----
Net Gain on Investments                                   5,141    24,399    16,657    8,060      5,749     3,680     306
                                                         ------   -------   -------   ------     ------    ------   -----
Net Increase In Net Assets From Operations               $6,888   $27,592   $17,882   $8,446     $5,667    $3,749   $ 282
                                                         ======   =======   =======   ======     ======    ======   =====

(1) ALL DISTRIBUTION FEES ARE INCURRED AT THE INVESTOR CLASS LEVEL.
(2) COMMENCED OPERATIONS ON 7/1/96.

    The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                         TREASURY                         GOVERNMENT
                                                                       MONEY MARKET                      MONEY MARKET
                                                                           FUND                              FUND
=============================================================================================================================
                                                                    1996          1995                1996          1995
=============================================================================================================================
OPERATIONS:
  Net investment income                                         $   7,062       $  6,079           $  11,108     $  10,247
  Net realized gain (loss) from security transactions                  (1)            --                  (2)           --
                                                                ---------      ---------           ---------     ---------
  Net increase in net assets resulting from operations              7,061          6,079              11,106        10,247
                                                                ---------      ---------           ---------     ---------
DIVIDENDS DISTRIBUTED FROM:
  Net investment income:
    Trust Class                                                    (6,642)        (5,746)            (10,893)      (10,086)
    Investor Class                                                   (420)          (333)               (215)         (161)
                                                                ---------      ---------           ---------     ---------
      Total dividends distributed                                  (7,062)        (6,079)            (11,108)      (10,247)
                                                                ---------      ---------           ---------     ---------
CAPITAL SHARE TRANSACTIONS:
  TRUST CLASS:
    Proceeds from shares issued                                   631,686        484,129             607,944       404,051
    Shares issued in lieu of cash distributions                         5              5                  --            --
    Cost of shares repurchased                                   (585,711)      (485,213)           (559,165)     (353,576)
                                                                ---------      ---------           ---------     ---------
    Increase (decrease) in net assets derived from
      Trust Class transactions                                     45,980         (1,079)             48,779        50,475
                                                                ---------      ---------           ---------     ---------
  INVESTOR CLASS:
    Proceeds from shares issued                                    34,202         33,385              32,591        11,055
    Shares issued in lieu of cash distributions                       417            315                 208           157
    Cost of shares repurchased                                    (31,639)       (29,000)            (30,708)      (10,949)
                                                                ---------      ---------           ---------     ---------
    Increase (decrease) in net assets derived from
      Investor Class transactions                                   2,980          4,700               2,091           263
                                                                ---------      ---------           ---------     ---------
    Increase in net assets derived from capital
      share transactions                                           48,960          3,621              50,870        50,738
                                                                ---------      ---------           ---------     ---------
  Net increase in net assets                                       48,959          3,621              50,868        50,738

NET ASSETS:
  Beginning of year                                               118,406        114,785             210,617       159,879
                                                                ---------      ---------           ---------     ---------
  End of year                                                   $ 167,365      $ 118,406           $ 261,485     $ 210,617
                                                                =========      =========           =========     =========
CAPITAL SHARE TRANSACTIONS:
  TRUST CLASS:
    Shares issued                                                 631,686        484,129             607,944       404,051
    Shares issued in lieu of cash distributions                         5              5                  --            --
    Shares repurchased                                           (585,711)      (485,213)           (559,165)     (353,576)
                                                                ---------      ---------           ---------     ---------
      Total Trust Class transactions                               45,980         (1,079)             48,779        50,475
                                                                ---------      ---------           ---------     ---------
  INVESTOR CLASS:
    Shares issued                                                  34,202         33,385              32,591        11,055
    Shares issued in lieu of cash distributions                       417            315                 208           157
    Shares repurchased                                            (31,639)       (29,000)            (30,708)      (10,949)
                                                                ---------      ---------           ---------     ---------
      Total Investor Class transactions                             2,980          4,700               2,091           263
                                                                ---------      ---------           ---------     ---------
      Increase in capital shares                                   48,960          3,621              50,870        50,738
                                                                =========      =========           =========     =========


                                                                                                     TAX-EXEMPT
                                                                   MONEY MARKET                     MONEY MARKET
                                                                       FUND                             FUND
=======================================================================================================================
                                                                1996          1995                1996          1995
=======================================================================================================================
OPERATIONS:
  Net investment income                                    $    28,560    $    25,853          $   5,246       $  6,408
  Net realized gain (loss) from security transactions               --             --                  7             (1)
                                                           -----------    -----------          ---------      ---------
  Net increase in net assets resulting from operations          28,560         25,853              5,253          6,407
                                                           -----------    -----------          ---------      ---------
DIVIDENDS DISTRIBUTED FROM:
  Net investment income:
    Trust Class                                                (28,488)       (25,787)            (5,159)        (6,283)
    Investor Class                                                 (72)           (66)               (87)          (125)
                                                           -----------    -----------          ---------      ---------
      Total dividends distributed                              (28,560)       (25,853)            (5,246)        (6,408)
                                                           -----------    -----------          ---------      ---------
CAPITAL SHARE TRANSACTIONS:
  TRUST CLASS:
    Proceeds from shares issued                              1,564,751      1,234,299            492,151        408,851
    Shares issued in lieu of cash distributions                     --             --                 --             --
    Cost of shares repurchased                              (1,441,724)    (1,219,198)          (472,474)      (401,949)
                                                           -----------    -----------          ---------      ---------
    Increase (decrease) in net assets derived from
      Trust Class transactions                                 123,027         15,101             19,677          6,902
                                                           -----------    -----------          ---------      ---------
  INVESTOR CLASS:
    Proceeds from shares issued                                  5,375          6,603             13,188         16,513
    Shares issued in lieu of cash distributions                     70             62                 90            124
    Cost of shares repurchased                                  (5,337)        (5,912)           (13,715)       (17,597)
                                                           -----------    -----------          ---------      ---------
    Increase (decrease) in net assets derived from
      Investor Class transactions                                  108            753               (437)          (960)
                                                           -----------    -----------          ---------      ---------
    Increase in net assets derived from capital
      share transactions                                       123,135         15,854             19,240          5,942
                                                           -----------    -----------          ---------      ---------
  Net increase in net assets                                   123,135         15,854             19,247          5,941

NET ASSETS:
  Beginning of year                                            477,046        461,192            171,189        165,248
                                                           -----------    -----------          ---------      ---------
  End of year                                              $   600,181    $   477,046          $ 190,436      $ 171,189
                                                           ===========    ===========          =========      =========
CAPITAL SHARE TRANSACTIONS:
  TRUST CLASS:
    Shares issued                                            1,564,751      1,234,299            492,151        408,851
    Shares issued in lieu of cash distributions                     --             --                 --             --
    Shares repurchased                                      (1,441,724)    (1,219,198)          (472,474)      (401,949)
                                                           -----------    -----------          ---------      ---------
      Total Trust Class transactions                           123,027         15,101             19,677          6,902
                                                           -----------    -----------          ---------      ---------
  INVESTOR CLASS:
    Shares issued                                                5,375          6,603             13,188         16,513
    Shares issued in lieu of cash distributions                     70             62                 90            124
    Shares repurchased                                          (5,337)        (5,912)           (13,715)       (17,597)
                                                           -----------    -----------          ---------      ---------
      Total Investor Class transactions                            108            753               (437)          (960)
                                                           -----------    -----------          ---------      ---------
      Increase in capital shares                               123,135         15,854             19,240          5,942
                                                           ===========    ===========          =========      =========

    The accompanying notes are an integral part of the financial statements.

                                                                         64 & 65

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                 FIXED          INTERMEDIATE         TAX-EXEMPT
                                                                INCOME        GOVERNMENT FIXED      FIXED INCOME
                                                                 FUND            INCOME FUND            FUND
=====================================================================================================================
                                                            1996      1995      1996     1995      1996      1995
=====================================================================================================================
OPERATIONS:
   Net investment income (loss)                          $  7,401  $  6,760   $ 3,596  $  4,483  $  2,264  $  2,530
   Net realized gain (loss) from security and foreign
     currency transactions                                    944     1,117    (1,069)      345       123       318
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency transactions      (4,280)   10,277      (412)    5,923    (1,230)    4,825
                                                         --------  --------   -------  --------  --------  --------
   Net increase in net assets resulting from operations     4,065    18,154     2,115    10,751     1,157     7,673
                                                         --------  --------   -------  --------  --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Trust Class                                           (7,368)   (6,740)   (3,552)   (4,360)   (2,225)   (2,491)
     Investor Class                                           (34)      (29)      (41)     (151)      (40)      (54)
   Net realized gains:
     Trust Class                                               --        --        --        --        --        --
     Investor Class                                            --        --        --        --        --        --
                                                         --------  --------   -------  --------  --------  --------
       Total dividends distributed                         (7,402)   (6,769)   (3,593)   (4,511)   (2,265)   (2,545)
                                                         --------  --------   -------  --------  --------  --------
CAPITAL SHARE TRANSACTIONS:
   TRUST CLASS:
     Proceeds from shares issued                           26,722    41,779    14,074     8,766     2,028     3,761
     Shares issued in lieu of cash distributions               --        --        --        --        --        --
     Cost of shares repurchased                           (25,038)  (19,953)  (29,218)  (32,350)  (11,274)  (12,289)
                                                         --------  --------   -------  --------  --------  --------
     Increase (decrease) in net assets derived
       from Trust Class transactions                        1,684    21,826   (15,144)  (23,584)   (9,246)   (8,528)
                                                         --------  --------   -------  --------  --------  --------
   INVESTOR CLASS:
     Proceeds from shares issued                              102       232        10     2,015        37       203
     Shares issued in lieu of cash distributions               34        25        41       140        40        48
     Cost of shares repurchased                              (303)     (103)   (2,695)     (534)     (497)     (288)
                                                         --------  --------   -------  --------  --------  --------
     Increase (decrease) in net assets derived
       from Investor Class transactions                      (167)      154    (2,644)    1,621      (420)      (37)
                                                         --------  --------   -------  --------  --------  --------
     Increase (decrease) in net assets derived
       from capital share transactions                      1,517    21,980   (17,788)  (21,963)   (9,666)   (8,565)
                                                         --------  --------   -------  --------  --------  --------
CONTRIBUTIONS OF CAPITAL FROM AFFILIATE:                       --        --        --        --        --        --
                                                         --------  --------   -------  --------  --------  --------
   Net increase (decrease) in net assets                   (1,820)   33,365   (19,266)  (15,723)  (10,774)   (3,437)

NET ASSETS:
   Beginning of period                                    126,209    92,844    76,412    92,135    51,210    54,647
                                                         --------  --------   -------  --------  --------  --------
   End of period                                         $124,389  $126,209   $57,146  $ 76,412  $ 40,436  $ 51,210
                                                         ========  ========   =======  ========  ========  ========
CAPITAL SHARE TRANSACTIONS:
   TRUST CLASS:
     Shares issued                                          2,660     4,247     1,424       897       204       383
     Shares issued in lieu of cash distributions               --        --        --        --        --        --
     Shares repurchased                                    (2,503)   (2,014)   (2,955)   (3,346)   (1,135)   (1,262)
                                                         --------  --------   -------  --------  --------  --------
       Total Trust Class transactions                         157     2,233    (1,531)   (2,449)     (931)     (879)
                                                         --------  --------   -------  --------  --------  --------
   INVESTOR CLASS:
     Shares issued                                             10        23         1       211         4        21
     Shares issued in lieu of cash distributions                3         2         4        14         4         5
     Shares repurchased                                       (30)      (10)     (273)      (53)      (50)      (29)
                                                         --------  --------   -------  --------  --------  --------
       Total Investor Class transactions                      (17)       15      (268)      172       (42)       (3)
                                                         --------  --------   -------  --------  --------  --------
       Increase (decrease) in capital shares                  140     2,248    (1,799)   (2,277)     (973)     (882)
                                                         ========  ========   =======  ========  ========  ========



                                                          INTERNATIONAL
                                                           FIXED INCOME           BALANCED             VALUE
                                                               FUND                 FUND                FUND
====================================================================================================================
                                                           1996     1995       1996      1995      1996      1995
====================================================================================================================
OPERATIONS:
   Net investment income (loss)                          $   819  $ 1,022   $  1,747  $  2,422  $  3,193  $  3,028
   Net realized gain (loss) from security and foreign
     currency transactions                                   189    1,020      3,483     3,342    14,781     3,456
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency transactions       (458)   1,220      1,658     7,291     9,618    20,121
                                                         -------  -------   --------  --------  --------  --------
   Net increase in net assets resulting from operations      550    3,262      6,888    13,055    27,592    26,605
                                                         -------  -------   --------  --------  --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Trust Class                                          (1,079)  (1,582)    (1,638)   (2,309)   (3,167)   (3,032)
     Investor Class                                           (7)     (10)      (111)     (122)      (31)      (31)
   Net realized gains:
     Trust Class                                              --       --     (3,719)   (1,941)  (13,897)   (2,748)
     Investor Class                                           --       --       (259)     (153)     (141)      (31)
                                                         -------  -------   --------  --------  --------  --------
       Total dividends distributed                        (1,086)  (1,592)    (5,727)   (4,525)  (17,236)   (5,842)
                                                         -------  -------   --------  --------  --------  --------
CAPITAL SHARE TRANSACTIONS:
   TRUST CLASS:
     Proceeds from shares issued                           7,829    4,868     16,720    24,298    53,326    63,103
     Shares issued in lieu of cash distributions              --       --         --        --        --        --
     Cost of shares repurchased                           (7,168)  (4,120)   (13,137)  (54,617)  (30,087)  (13,942)
                                                         -------  -------   --------  --------  --------  --------
     Increase (decrease) in net assets derived
       from Trust Class transactions                         661      748      3,583   (30,319)   23,239    49,161
                                                         -------  -------   --------  --------  --------  --------
   INVESTOR CLASS:
     Proceeds from shares issued                              24       54        199     1,133       184       642
     Shares issued in lieu of cash distributions               7       10        366       270       169        62
     Cost of shares repurchased                              (41)     (32)      (901)     (746)     (306)     (176)
                                                         -------  -------   --------  --------  --------  --------
     Increase (decrease) in net assets derived
       from Investor Class transactions                      (10)      32       (336)      657        47       528
                                                         -------  -------   --------  --------  --------  --------
     Increase (decrease) in net assets derived
       from capital share transactions                       651      780      3,247   (29,662)   23,286    49,689
                                                         -------  -------   --------  --------  --------  --------
CONTRIBUTIONS OF CAPITAL FROM AFFILIATE:                      --       --         --        --        --        --
                                                         -------  -------   --------  --------  --------  --------
   Net increase (decrease) in net assets                     115    2,450      4,408   (21,132)   33,642    70,452

NET ASSETS:
   Beginning of period                                    17,558   15,108     53,848    74,980   132,740    62,288
                                                         -------  -------   --------  --------  --------  --------
   End of period                                         $17,673  $17,558   $ 58,256  $ 53,848  $166,382  $132,740
                                                         =======  =======   ========  ========  ========  ========
CAPITAL SHARE TRANSACTIONS:
   TRUST CLASS:
     Shares issued                                           745      453      1,522     2,401     4,037     5,673
     Shares issued in lieu of cash distributions              --       --         --        --        --        --
     Shares repurchased                                     (679)    (379)    (1,195)   (5,320)   (2,296)   (1,257)
                                                         -------  -------   --------  --------  --------  --------
       Total Trust Class transactions                         66       74        327    (2,919)    1,741     4,416
                                                         -------  -------   --------  --------  --------  --------
   INVESTOR CLASS:
     Shares issued                                             2        5         18       111        15        57
     Shares issued in lieu of cash distributions               1        1         33        26        12         5
     Shares repurchased                                       (4)      (3)       (81)      (73)      (23)      (15)
                                                         -------  -------   --------  --------  --------  --------
       Total Investor Class transactions                      (1)       3        (30)       64         4        47
                                                         -------  -------   --------  --------  --------  --------
       Increase (decrease) in capital shares                  65       77        297    (2,855)    1,745     4,463
                                                         =======  =======   ========  ========  ========  ========




                                                                              INTERNATIONAL            SMALL
                                                               GROWTH             EQUITY                CAP
                                                                FUND               FUND                 FUND
====================================================================================================================
                                                            1996     1995      1996      1995       1996     1995
====================================================================================================================
OPERATIONS:
   Net investment income (loss)                          $  1,225  $  1,166  $    386  $    447   $  (82) $     37
   Net realized gain (loss) from security and foreign
     currency transactions                                  5,669     8,079       531       991    5,081     2,502
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency transactions      10,988    14,198     7,529     7,172      668     2,930
                                                         --------  --------  --------  --------  -------  --------
   Net increase in net assets resulting from operations    17,882    23,443     8,446     8,610    5,667     5,469
                                                         --------  --------  --------  --------  -------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Trust Class                                           (1,202)   (1,162)     (238)     (292)      --      (37)
     Investor Class                                           (31)      (25)       --        (2)      --       --
   Net realized gains:
     Trust Class                                           (6,079)   (6,782)     (915)   (1,076)  (4,625)    (303)
     Investor Class                                          (189)     (213)      (16)      (23)     (73)      (7)
                                                         --------  --------  --------  --------  -------  --------
       Total dividends distributed                         (7,501)   (8,182)   (1,169)   (1,393)  (4,698)    (347)
                                                         --------  --------  --------  --------  -------  --------
CAPITAL SHARE TRANSACTIONS:
   TRUST CLASS:
     Proceeds from shares issued                           31,892    18,301    35,035    46,191   20,885     9,098
     Shares issued in lieu of cash distributions               --        --        --        --       --        --
     Cost of shares repurchased                           (24,937)  (37,739)  (23,444)  (17,048)  (9,294)  (21,804)
                                                         --------  --------  --------  --------  -------  --------
     Increase (decrease) in net assets derived
       from Trust Class transactions                        6,955   (19,438)   11,591    29,143   11,591   (12,706)
                                                         --------  --------  --------  --------  -------  --------
   INVESTOR CLASS:
     Proceeds from shares issued                              269       844        65       586       73       174
     Shares issued in lieu of cash distributions              218       237        15        22       65         6
     Cost of shares repurchased                              (474)     (247)     (300)     (266)    (141)      (20)
                                                         --------  --------  --------  --------  -------  --------
     Increase (decrease) in net assets derived
       from Investor Class transactions                        13       834      (220)      342       (3)      160
                                                         --------  --------  --------  --------  -------  --------
     Increase (decrease) in net assets derived
       from capital share transactions                      6,968   (18,604)   11,371    29,485   11,588   (12,546)
                                                         --------  --------  --------  --------  -------  --------
CONTRIBUTIONS OF CAPITAL FROM AFFILIATE:                       --        --       197        --       --        --
                                                         --------  --------  --------  --------  -------  --------
   Net increase (decrease) in net assets                   17,349    (3,343)   18,845    36,702   12,557    (7,424)

NET ASSETS:
   Beginning of period                                     80,897    84,240    79,205    42,503   24,397    31,821
                                                         --------  --------  --------  --------  -------  --------
   End of period                                         $ 98,246  $ 80,897  $ 98,050  $ 79,205  $36,954  $ 24,397
                                                         ========  ========  ========  ========  =======  ========
CAPITAL SHARE TRANSACTIONS:
   TRUST CLASS:
     Shares issued                                          2,575     1,618     2,309     3,382    1,582       812
     Shares issued in lieu of cash distributions               --        --        --        --       --        --
     Shares repurchased                                    (2,023)   (3,383)   (1,541)   (1,235)    (705)   (2,192)
                                                         --------  --------  --------  --------  -------  --------
       Total Trust Class transactions                         552    (1,765)      768     2,147      877    (1,380)
                                                         --------  --------  --------  --------  -------  --------
   INVESTOR CLASS:
     Shares issued                                             21        75         4        43        5        15
     Shares issued in lieu of cash distributions               17        21         1         2        5         1
     Shares repurchased                                       (37)      (22)      (19)      (20)     (10)       (2)
                                                         --------  --------  --------  --------  -------  --------
       Total Investor Class transactions                        1        74       (14)       25       --        14
                                                         --------  --------  --------  --------  -------  --------
       Increase (decrease) in capital shares                  553    (1,691)      754     2,172      877    (1,366)
                                                         ========  ========  ========  ========  =======  ========


                                                                              LATIN
                                                               ASIAN         AMERICA
                                                              TIGERS         EQUITY
                                                               FUND           FUND*
====================================================================================
                                                           1996      1995     1996
====================================================================================
OPERATIONS:
   Net investment income (loss)                          $     69  $   289  $   (24)
   Net realized gain (loss) from security and foreign
     currency transactions                                    228     (161)    (111)
   Net change in unrealized appreciation (depreciation)
     on investments and foreign currency transactions       3,452    2,686      417
                                                         --------  -------  -------
   Net increase in net assets resulting from operations     3,749    2,814      282
                                                         --------  -------  -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Trust Class                                             (117)    (263)      --
     Investor Class                                            (1)      (6)      --
   Net realized gains:
     Trust Class                                              (49)      --       --
     Investor Class                                            (1)      --       --
                                                         --------  -------  -------
       Total dividends distributed                           (168)    (269)      --
                                                         --------  -------  -------
CAPITAL SHARE TRANSACTIONS:
   TRUST CLASS:
     Proceeds from shares issued                           13,074   10,886   11,807
     Shares issued in lieu of cash distributions               --       --       --
     Cost of shares repurchased                            (6,097)  (8,070)    (599)
                                                         --------  -------  -------
     Increase (decrease) in net assets derived
       from Trust Class transactions                        6,977    2,816   11,208
                                                         --------  -------  -------
   INVESTOR CLASS:
     Proceeds from shares issued                            1,535      172       --
     Shares issued in lieu of cash distributions                2        6       --
     Cost of shares repurchased                            (1,575)    (226)      --
                                                         --------  -------  -------
     Increase (decrease) in net assets derived
       from Investor Class transactions                       (38)     (48)      --
                                                         --------  -------  -------
     Increase (decrease) in net assets derived
       from capital share transactions                      6,939    2,768   11,208
                                                         --------  -------  -------
CONTRIBUTIONS OF CAPITAL FROM AFFILIATE:                       44       --       --
                                                         --------  -------  -------
   Net increase (decrease) in net assets                   10,564    5,313   11,490

NET ASSETS:
   Beginning of period                                     23,878   18,565       --
                                                         --------  -------  -------
   End of period                                         $ 34,442  $23,878  $11,490
                                                         ========  =======  =======
CAPITAL SHARE TRANSACTIONS:
   TRUST CLASS:
     Shares issued                                          1,147     1,131   1,182
     Shares issued in lieu of cash distributions               --        --      --
     Shares repurchased                                      (539)     (801)    (60)
                                                         --------  -------  -------
       Total Trust Class transactions                         608       330   1,122
                                                         --------  -------  -------
   INVESTOR CLASS:
     Shares issued                                            138       18       --
     Shares issued in lieu of cash distributions               --        1       --
     Shares repurchased                                      (138)     (23)      --
                                                         --------  -------  -------
       Total Investor Class transactions                       --       (4)      --
                                                         --------  -------  -------
       Increase (decrease) in capital shares                  608      326    1,122
                                                         ========  =======  =======

 *COMMENCED OPERATIONS ON JULY 1, 1996.

    The accompanying notes are an integral part of the financial statements.

                                                                         66 & 67

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period



                                     NET ASSET                  REALIZED        DIVIDENDS   DISTRIBUTIONS
                                       VALUE         NET     AND UNREALIZED     FROM NET        FROM          NET ASSET
                                     BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT      CAPITAL        VALUE END       TOTAL
                                     OF PERIOD     INCOME     ON SECURITIES      INCOME         GAINS         OF PERIOD       RETURN
------------------------------------------------------------------------------------------------------------------------------------
 TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                                $1.00        $0.05         $0.00          $(0.05)       $0.00            $1.00          4.80%
   1995                                 1.00         0.05          0.00           (0.05)        0.00             1.00          5.28
   1994                                 1.00         0.04          0.00           (0.04)        0.00             1.00          3.58
   1993(1)                              1.00         0.03          0.00           (0.03)        0.00             1.00          2.56
   INVESTOR CLASS
   1996                                $1.00        $0.04         $0.00          $(0.04)       $0.00            $1.00          4.54%
   1995                                 1.00         0.05          0.00           (0.05)        0.00             1.00          5.02
   1994                                 1.00         0.03          0.00           (0.03)        0.00             1.00          3.32
   1993(2)                              1.00         0.02          0.00           (0.02)        0.00             1.00          2.29
------------------------------------------------------------------------------------------------------------------------------------
 GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                                $1.00        $0.05         $0.00          $(0.05)       $0.00            $1.00          5.08%
   1995                                 1.00         0.05          0.00           (0.05)        0.00             1.00          5.59
   1994                                 1.00         0.04          0.00           (0.04)        0.00             1.00          3.89
   1993(1)                              1.00         0.03          0.00           (0.03)        0.00             1.00          3.00
   INVESTOR CLASS
   1996                                $1.00        $0.05         $0.00          $(0.05)       $0.00            $1.00          4.82%
   1995                                 1.00         0.05          0.00           (0.05)        0.00             1.00          5.33
   1994                                 1.00         0.04          0.00           (0.04)        0.00             1.00          3.63
   1993(3)                              1.00         0.02          0.00           (0.02)        0.00             1.00          2.78
------------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                                $1.00        $0.05         $0.00          $(0.05)       $0.00            $1.00          5.13%
   1995                                 1.00         0.06          0.00           (0.06)        0.00             1.00          5.64
   1994                                 1.00         0.04          0.00           (0.04)        0.00             1.00          3.97
   1993(1)                              1.00         0.03          0.00           (0.03)        0.00             1.00          3.01
   INVESTOR CLASS
   1996                                $1.00        $0.05         $0.00          $(0.05)       $0.00            $1.00          4.87%
   1995                                 1.00         0.05          0.00           (0.05)        0.00             1.00          5.38
   1994                                 1.00         0.04          0.00           (0.04)        0.00             1.00          3.71
   1993(4)                              1.00         0.02          0.00           (0.02)        0.00             1.00          2.76
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                       RATIO OF NET
                                                                                                        INVESTMENT
                                                                    RATIO OF NET   RATIO OF EXPENSES    INCOME(LOSS)
                                                        RATIO OF      INVESTMENT      TO AVERAGE        TO AVERAGE
                                      NET ASSETS        EXPENSES        INCOME        NET ASSETS        NET ASSETS      PORTFOLIO
                                        END OF         TO AVERAGE     TO AVERAGE      (EXCLUDING        (EXCLUDING      TURNOVER
                                     PERIOD (000)      NET ASSETS     NET ASSETS       WAIVERS)          WAIVERS)         RATE
---------------------------------------------------------------------------------------------------------------------------------
 TREASURY MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                                $156,455           0.44%          4.70%            0.59%             4.55%           N/A
   1995                                 110,475           0.44           5.16             0.59              5.01            N/A
   1994                                 111,545           0.45           3.50             0.61              3.34            N/A
   1993(1)                              108,495           0.47           2.53             0.62              2.38            N/A
   INVESTOR CLASS
   1996                                $ 10,910           0.69%          4.45%            0.84%             4.30%           N/A
   1995                                   7,931           0.69           4.89             0.84              4.74            N/A
   1994                                   3,231           0.70           3.52             0.86              3.36            N/A
   1993(2)                                1,347           0.75           2.28             5.23**           (2.20)**         N/A
---------------------------------------------------------------------------------------------------------------------------------
 GOVERNMENT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                                $256,392           0.44%          4.96%            0.44%             4.96%           N/A
   1995                                 207,615           0.42           5.45             0.42              5.45            N/A
   1994                                 157,140           0.42           3.81             0.42              3.81            N/A
   1993(1)                              159,401           0.45           2.92             0.45              2.92            N/A
   INVESTOR CLASS
   1996                                $  5,093           0.69%          4.71%            0.69%             4.71%           N/A
   1995                                   3,002           0.67           5.18             0.67              5.18            N/A
   1994                                   2,739           0.67           3.62             0.67              3.62            N/A
   1993(3)                                1,814           0.72           2.69             2.37**            1.04**          N/A
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                                $598,715           0.43%          5.02%            0.58%             4.87%           N/A
   1995                                 475,688           0.41           5.50             0.56              5.35            N/A
   1994                                 460,583           0.41           3.93             0.56              3.78            N/A
   1993(1)                              367,110           0.46           2.92             0.61              2.77            N/A
   INVESTOR CLASS
   1996                                $  1,466           0.68%          4.77%            0.83%             4.62%           N/A
   1995                                   1,358           0.66           5.22             0.81              5.07            N/A
   1994                                     605           0.66           4.13             0.81              3.98            N/A
   1993(4)                                  118           0.72           2.69            10.48**           (7.09)**         N/A
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                         68 & 69

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period




                                     NET ASSET                  REALIZED        DIVIDENDS   DISTRIBUTIONS
                                       VALUE         NET     AND UNREALIZED     FROM NET        FROM          NET ASSET
                                     BEGINNING   INVESTMENT  GAINS (LOSSES)    INVESTMENT      CAPITAL        VALUE END       TOTAL
                                     OF PERIOD     INCOME     ON SECURITIES      INCOME         GAINS         OF PERIOD       RETURN
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                               $ 1.00        $0.03         $0.00          $(0.03)       $0.00             $1.00       3.14%
   1995                                 1.00         0.03          0.00           (0.03)        0.00              1.00       3.49
   1994                                 1.00         0.02          0.00           (0.02)        0.00              1.00       2.50
   1993(1)                              1.00         0.02          0.00           (0.02)        0.00              1.00       1.98
   INVESTOR CLASS
   1996                               $ 1.00        $0.03         $0.00          $(0.03)       $0.00             $1.00       2.88%
   1995                                 1.00         0.03          0.00           (0.03)        0.00              1.00       3.24
   1994                                 1.00         0.02          0.00           (0.02)        0.00              1.00       2.24
   1993(5)                              1.00         0.01          0.00           (0.01)        0.00              1.00       1.65
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                               $10.32        $0.59        $(0.26)         $(0.59)      $ 0.00            $10.06       3.42%
   1995                                 9.30         0.59          1.02           (0.59)        0.00             10.32      17.75
   1994                                10.23         0.54         (0.93)          (0.54)        0.00              9.30      (3.82)
   1993(1)                             10.00         0.47          0.50           (0.47)       (0.27)            10.23       9.92
   INVESTOR CLASS
   1996                               $10.35        $0.57        $(0.26)         $(0.57)      $ 0.00            $10.09       3.24%*
   1995                                 9.32         0.55          1.04           (0.56)        0.00             10.35      17.40*
   1994                                10.24         0.50         (0.90)          (0.52)        0.00              9.32      (3.97)*
   1993(6)                             10.30         0.35          0.23           (0.37)       (0.27)            10.24       7.44*
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                               $10.06        $0.54        $(0.21)         $(0.54)       $0.00            $ 9.85       3.51%
   1995                                 9.33         0.54          0.73           (0.54)        0.00             10.06      13.86
   1994                                10.08         0.47         (0.75)          (0.47)        0.00              9.33      (2.78)
   1993(1)                             10.00         0.41          0.18           (0.41)       (0.10)            10.08       6.04
   INVESTOR CLASS
   1996                               $10.05        $0.49        $(0.18)         $(0.51)       $0.00            $ 9.85       3.30%*
   1995                                 9.32         0.49          0.76           (0.52)        0.00             10.05      13.59*
   1994                                10.07         0.43         (0.73)          (0.45)        0.00              9.32      (3.03)*
   1993(7)                             10.21         0.28         (0.02)          (0.30)       (0.10)            10.07       3.42*
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                                                        RATIO OF NET
                                                                                                         INVESTMENT
                                                                     RATIO OF NET  RATIO OF EXPENSES    INCOME (LOSS)
                                                         RATIO OF      INVESTMENT      TO AVERAGE        TO AVERAGE
                                       NET ASSETS        EXPENSES        INCOME        NET ASSETS        NET ASSETS      PORTFOLIO
                                         END OF         TO AVERAGE     TO AVERAGE      (EXCLUDING        (EXCLUDING      TURNOVER
                                      PERIOD (000)      NET ASSETS     NET ASSETS       WAIVERS)          WAIVERS)         RATE
----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                                  $187,629         0.40%          3.10%            0.56%            2.94%         N/A
   1995                                   167,945         0.41           3.44             0.56             3.29          N/A
   1994                                   161,054         0.43           2.52             0.59             2.36          N/A
   1993(1)                                116,000         0.45           1.97             0.60             1.82          N/A
   INVESTOR CLASS
   1996                                  $  2,807         0.65%          2.85%            0.81%            2.69%         N/A
   1995                                     3,244         0.66           3.19             0.81             3.04          N/A
   1994                                     4,204         0.68           2.31             0.84             2.15          N/A
   1993(5)                                  1,394         0.74           1.81             4.88**          (2.33)**       N/A
----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                                  $123,930         0.73%          5.92%            0.83%            5.82%          194%
   1995                                   125,563         0.74           5.97             0.84             5.87            59
   1994                                    92,402         0.72           5.45             0.82             5.35           126
   1993(1)                                131,002         0.77           4.60             0.87             4.50           163
   INVESTOR CLASS
   1996                                  $    459         0.98%          5.65%            1.08%            5.55%          194%
   1995                                       646         0.99           5.72             1.09             5.62            59
   1994                                       442         0.98           5.38             1.08             5.28           126
   1993(6)                                     86         1.06           4.08            42.44**         (37.30)**        163
----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                                  $ 56,895         0.74%          5.38%            0.84%            5.28%          179%
   1995                                    73,466         0.73           5.48             0.83             5.38           115
   1994                                    91,002         0.74           4.88             0.84             4.78           124
   1993(1)                                104,826         0.76           4.15             0.86             4.05            81
   INVESTOR CLASS
   1996                                  $    251         0.99%          4.87%            1.09%            4.77%          179%
   1995                                     2,946         0.98           5.18             1.08             5.08           115
   1994                                     1,133         1.02           5.05             1.12             4.95           124
   1993(7)                                     46         1.04           3.85            77.08**         (72.19)**         81
----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                         70 & 71

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period



                                   NET ASSET                  REALIZED       DIVIDENDS   DISTRIBUTIONS
                                     VALUE         NET     AND UNREALIZED    FROM NET        FROM          NET ASSET
                                   BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT      CAPITAL        VALUE END     TOTAL
                                   OF PERIOD     INCOME     ON SECURITIES     INCOME         GAINS         OF PERIOD    RETURN
--------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                             $10.20       $0.50         $(0.21)        $(0.50)       $ 0.00           $ 9.99      2.96%
   1995                               9.26        0.48           0.94          (0.48)         0.00            10.20     15.67
   1994                              10.23        0.44          (0.94)         (0.44)        (0.03)            9.26     (4.93)
   1993(1)                           10.00        0.42           0.42          (0.42)        (0.19)           10.23      8.64
   INVESTOR CLASS
   1996                             $10.18       $0.43         $(0.17)        $(0.47)       $ 0.00           $ 9.97      2.70%*
   1995                               9.24        0.43           0.97          (0.46)         0.00            10.18     15.43*
   1994                              10.22        0.40          (0.93)         (0.42)        (0.03)            9.24     (5.27)*
   1993(8)                           10.29        0.32           0.14          (0.34)        (0.19)           10.22      5.73*
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                             $10.58       $0.48         $(0.18)        $(0.64)       $ 0.00           $10.24      2.82%
   1995                               9.54        0.62           1.38          (0.96)         0.00            10.58     20.99
   1994                              10.43        0.56          (0.72)         (0.55)        (0.18)            9.54     (1.47)
   1993(9)                           10.00        0.54           0.94          (0.64)        (0.41)           10.43     16.33
   INVESTOR CLASS
   1996                             $10.56       $0.54         $(0.27)        $(0.60)       $ 0.00           $10.23      2.62%*
   1995                               9.53        0.52           1.45          (0.94)         0.00            10.56     20.68*
   1994                              10.42        0.46          (0.64)         (0.53)        (0.18)            9.53     (1.71)*
   1993(10)                          10.88        0.40           0.12          (0.57)        (0.41)           10.42      6.61*
--------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                             $10.75       $0.35         $ 1.02         $(0.35)       $(0.79)          $10.98     13.15%
   1995                               9.53        0.39           1.65          (0.39)        (0.43)           10.75     21.85
   1994                              10.04        0.30          (0.50)         (0.30)        (0.01)            9.53     (2.11)
   1993(1)                           10.00        0.29           0.39          (0.29)        (0.35)           10.04      7.09
   INVESTOR CLASS
   1996                             $10.75       $0.30         $ 1.04         $(0.32)       $(0.79)          $10.98     12.86%*
   1995                               9.53        0.34           1.67          (0.36)        (0.43)           10.75     21.52*
   1994                              10.03        0.27          (0.49)         (0.27)        (0.01)            9.53     (2.29)*
   1993(11)                          10.28        0.20           0.12          (0.22)        (0.35)           10.03      4.07*
--------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                                     RATIO OF NET
                                                                         RATIO OF     INVESTMENT
                                                         RATIO OF NET    EXPENSES    INCOME (LOSS)
                                              RATIO OF    INVESTMENT    TO AVERAGE    TO AVERAGE
                                NET ASSETS    EXPENSES     INCOME       NET ASSETS    NET ASSETS     PORTFOLIO      AVERAGE
                                  END OF     TO AVERAGE   TO AVERAGE    (EXCLUDING    (EXCLUDING      TURNOVER     COMMISSION
                               PERIOD (000)  NET ASSETS   NET ASSETS     WAIVERS)       WAIVERS)        RATE    RATE (TRIPLE DAGGER)
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                          $39,756       0.73%         4.95%         0.85%          4.83%          98%          N/A
   1995                           50,079       0.75          4.84          0.87           4.72          129           N/A
   1994                           53,588       0.71          4.54          0.84           4.41          146           N/A
   1993(1)                        67,162       0.75          4.17          0.85           4.07          149           N/A
   INVESTOR CLASS
   1996                          $   680       0.98%         4.70%         1.10%          4.58%          98%          N/A
   1995                            1,131       1.00          4.59          1.12           4.47          129           N/A
   1994                            1,059       0.97          4.35          1.10           4.22          146           N/A
   1993(8)                           428       1.05          3.88         11.86**        (6.93)**       149           N/A
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                          $17,561       1.11%         4.66%         1.11%          4.66%          85%          N/A
   1995                           17,433       1.10          5.86          1.16           5.80          105           N/A
   1994                           15,021       1.16          5.09          1.22           5.03          138           N/A
   1993(9)                        16,488       1.21          5.95          1.21           5.95          146           N/A
   INVESTOR CLASS
   1996                          $   112       1.36%         4.43%         1.36%          4.43%          85%          N/A
   1995                              125       1.35          5.57          1.41           5.51          105           N/A
   1994                               87       1.41          5.03          7.54          (1.10)         138           N/A
   1993(10)                           17       1.56          5.85        319.45**      (312.04)**       146           N/A
------------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                          $54,546       0.94%         3.14%         0.94%          3.14%         104%        $0.0496
   1995                           49,899       0.92          3.74          0.92           3.74           85           N/A
   1994                           72,086       0.94          3.11          0.94           3.11           85           N/A
   1993(1)                        58,510       0.97          2.88          0.97           2.88          126           N/A
   INVESTOR CLASS
   1996                          $ 3,710       1.19%         2.89%         1.19%          2.89%         104%        $0.0496
   1995                            3,949       1.22          3.36          1.22           3.36           85           N/A
   1994                            2,894       1.24          2.86          1.34           2.76           85           N/A
   1993(11)                        1,265       1.30          2.30          5.06**        (1.46)**       126           N/A
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                         72 & 73

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period



                        NET ASSET      NET         REALIZED      DIVIDENDS  DISTRIBUTIONS
                          VALUE    INVESTMENT  AND UNREALIZED    FROM NET       FROM       CONTRIBUTION   NET ASSET
                        BEGINNING    INCOME    GAINS (LOSSES)   INVESTMENT     CAPITAL         OF         VALUE END  TOTAL
                        OF PERIOD    (LOSS)     ON SECURITIES     INCOME        GAINS        CAPITAL      OF PERIOD  RETURN
------------------------------------------------------------------------------------------------------------------------------------
VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                  $12.26      $0.29         $ 2.18        $(0.29)      $(1.20)         $0.00        $13.24    20.43%
   1995                    9.79       0.34           2.74         (0.35)       (0.26)          0.00         12.26    32.02
   1994                   10.30       0.35          (0.35)        (0.34)       (0.17)          0.00          9.79     0.00
   1993(1)                10.00       0.28           0.38         (0.28)       (0.08)          0.00         10.30     6.73
   INVESTOR CLASS
   1996                  $12.28      $0.25         $ 2.18        $(0.25)      $(1.20)         $0.00        $13.26    20.09%*
   1995                    9.80       0.32           2.74         (0.32)       (0.26)          0.00         12.28    31.72*
   1994                   10.30       0.31          (0.33)        (0.31)       (0.17)          0.00          9.80    (0.21)*
   1993(12)               10.41       0.21          (0.03)        (0.21)       (0.08)          0.00         10.30     1.95*
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                  $11.61      $0.17         $ 2.31        $(0.17)      $(0.86)         $0.00        $13.06    21.69%
   1995                    9.73       0.16           2.88         (0.16)       (1.00)          0.00         11.61    31.60
   1994                   10.21       0.16          (0.36)        (0.16)       (0.12)          0.00          9.73    (2.05)
   1993(1)                10.00       0.17           0.33         (0.17)       (0.12)          0.00         10.21     5.07
   INVESTOR CLASS
   1996                  $11.62      $0.14         $ 2.33        $(0.14)      $(0.86)         $0.00        $13.09    21.41%*
   1995                    9.74       0.12           2.89         (0.13)       (1.00)          0.00         11.62    31.29*
   1994                   10.23       0.13          (0.37)        (0.13)       (0.12)          0.00          9.74    (2.42)*
   1993(13)               10.44       0.10          (0.08)        (0.11)       (0.12)          0.00         10.23    (0.23)*
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                  $14.56      $0.06          $1.37        $(0.04)      $(0.15)         $0.03        $15.83    10.09%(DAGGER)
   1995                   13.00       0.07           1.75         (0.06)       (0.20)          0.00         14.56    14.03
   1994                   12.59       0.02           0.40          0.00        (0.01)          0.00         13.00     3.32
   1993(1)                10.00       0.00           2.63          0.00        (0.04)          0.00         12.59    26.55
   INVESTOR CLASS
   1996                  $14.52      $0.04          $1.35        $ 0.00       $(0.15)         $0.03        $15.79     9.85%*(DAGGER)
   1995                   12.96       0.05           1.73         (0.02)       (0.20)          0.00         14.52    13.79*
   1994                   12.58       0.02           0.37          0.00        (0.01)          0.00         12.96     3.08*
   1993(14)               10.93      (0.01)          1.70          0.00        (0.04)          0.00         12.58    23.52*
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                            RATIO OF NET
                                                                 RATIO OF    INVESTMENT
                                                 RATIO OF NET    EXPENSES   INCOME (LOSS)
                                      RATIO OF    INVESTMENT    TO AVERAGE   TO AVERAGE
                        NET ASSETS    EXPENSES   INCOME (LOSS)  NET ASSETS    NET ASSETS    PORTFOLIO      AVERAGE
                          END OF     TO AVERAGE   TO AVERAGE    (EXCLUDING    (EXCLUDING     TURNOVER     COMMISSION
                       PERIOD (000)  NET ASSETS   NET ASSETS     WAIVERS)      WAIVERS)       RATE    RATE (TRIPLE DAGGER)
--------------------------------------------------------------------------------------------------------------------------
VALUE FUND
--------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                  $164,710       1.03%        2.19%        1.03%         2.19%         58%           $0.0493
   1995                   131,243       1.05         3.07         1.05          3.07          37              N/A
   1994                    61,557       1.06         3.45         1.06          3.45          38              N/A
   1993(1)                 54,340       1.10         2.85         1.10          2.85          40              N/A
   INVESTOR CLASS
   1996                  $  1,672       1.28%        1.94%        1.28%         1.94%         58%           $0.0493
   1995                     1,497       1.33         2.79         1.33          2.79          37              N/A
   1994                       731       1.37         3.13         1.37          3.13          38              N/A
   1993(12)                   435       1.48         2.51         8.99**       (5.00)**       40              N/A
--------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                  $ 95,215       1.02%        1.36%        1.02%         1.36%         58%           $0.0600
   1995                    78,216       1.02         1.37         1.02          1.37          71              N/A
   1994                    82,710       1.02         1.58         1.03          1.57          68              N/A
   1993(1)                 98,581       1.06         1.70         1.07          1.69          82              N/A
   INVESTOR CLASS
   1996                   $ 3,031       1.27%        1.11%        1.27%         1.11%         58%           $0.0600
   1995                     2,681       1.31         1.10         1.31          1.10          71              N/A
   1994                     1,530       1.33         1.30         1.33          1.30          68              N/A
   1993(13)                   840       1.43         1.24         6.55**       (3.88)**       82              N/A
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                   $96,442       1.36%        0.44%        1.36%         0.44%          9%           $0.0561
   1995                    77,519       1.38         0.70         1.38          0.70          11              N/A
   1994                    41,324       1.43         0.21         1.46          0.18           6              N/A
   1993(1)                 23,457       1.64         0.03         1.64          0.03          13              N/A
   INVESTOR CLASS
   1996                   $ 1,608       1.61%        0.20%        1.61%         0.20%          9%          $0.0561
   1995                     1,686       1.68         0.42         1.68          0.42          11              N/A
   1994                     1,179       1.73         0.03         2.22         (0.46)          6              N/A
   1993(14)                   321       1.92        (0.38)       20.12**      (18.58)**       13              N/A
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.




                                                                         74 & 75

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period



                        NET ASSET      NET        REALIZED       DIVIDENDS  DISTRIBUTIONS
                          VALUE    INVESTMENT  AND UNREALIZED    FROM NET       FROM       CONTRIBUTION   NET ASSET
                        BEGINNING    INCOME    GAINS (LOSSES)   INVESTMENT     CAPITAL         OF         VALUE END  TOTAL
                        OF PERIOD    (LOSS)     ON SECURITIES    INCOME        GAINS         CAPITAL      OF PERIOD  RETURN
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                  $12.46      $(0.03)        $2.38        $ 0.00       $(1.78)         $0.00        $13.03    19.42%
   1995                    9.57        0.02          3.05         (0.02)       (0.16)          0.00         12.46    32.13
   1994                   10.24        0.03         (0.67)        (0.03)        0.00           0.00          9.57    (6.27)
   1993(1)                10.00        0.04          0.24         (0.04)        0.00           0.00         10.24     2.82
   INVESTOR CLASS
   1996                  $12.46      $(0.07)       $ 2.39        $ 0.00       $(1.78)         $0.00        $13.00    19.18%*
   1995                    9.58       (0.01)         3.05          0.00        (0.16)          0.00         12.46    31.73*
   1994                   10.25        0.00         (0.67)         0.00         0.00           0.00          9.58    (6.54)*
   1993(15)                9.51        0.00          0.75         (0.01)        0.00           0.00         10.25    10.55*
------------------------------------------------------------------------------------------------------------------------------------
ASIAN TIGERS FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                  $10.45       $0.02         $1.48        $(0.04)      $(0.02)         $0.02        $11.91    14.55%(DOUBLE
                                                                                                                            DAGGER)
   1995                    9.47        0.12          0.98         (0.12)        0.00           0.00         10.45    11.61
   1994(16)               10.00        0.03         (0.53)        (0.02)       (0.01)          0.00          9.47    (5.07)
   INVESTOR CLASS
   1996                  $10.44      $(0.02)        $1.48        $(0.01)      $(0.02)         $0.02        $11.89    14.21%*(DOUBLE
                                                                                                                             DAGGER)
   1995                    9.47        0.11          0.95         (0.09)        0.00           0.00         10.44    11.18*
   1994(17)               10.00        0.01         (0.53)         0.00        (0.01)          0.00          9.47    (5.37)*
------------------------------------------------------------------------------------------------------------------------------------
LATIN AMERICA EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996(18)              $10.00      $(0.02)        $0.26        $ 0.00       $ 0.00          $0.00        $10.24     2.40%
------------------------------------------------------------------------------------------------------------------------------------


                                                                           RATIO OF NET
                                                                RATIO OF    INVESTMENT
                                                RATIO OF NET    EXPENSES   INCOME (LOSS)
                                     RATIO OF    INVESTMENT    TO AVERAGE   TO AVERAGE
                       NET ASSETS    EXPENSES   INCOME (LOSS)  NET ASSETS    NET ASSETS    PORTFOLIO      AVERAGE
                         END OF     TO AVERAGE   TO AVERAGE    (EXCLUDING    (EXCLUDING     TURNOVER     COMMISSION
                       PERIOD (000) NET ASSETS   NET ASSETS     WAIVERS)      WAIVERS)       RATE    RATE (TRIPLE DAGGER)
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                 $36,375        1.05%       (0.27)%       1.05%        (0.27)%        158%          $0.0599
   1995                  23,844        1.10         0.18         1.10          0.18          142             N/A
   1994                  31,527        1.06         0.27         1.06          0.27           43             N/A
   1993(1)               53,357        1.09         0.40         1.10          0.39           27             N/A
   INVESTOR CLASS
   1996                 $   579        1.30%       (0.52)%       1.30%        (0.52)%        158%          $0.0599
   1995                     553        1.39        (0.08)        1.39         (0.08)         142             N/A
   1994                     294        1.38         0.02         1.38          0.02           43             N/A
   1993(15)                 124        1.57        (0.10)       33.84**      (32.37)**        27             N/A
-----------------------------------------------------------------------------------------------------------------------
ASIAN TIGERS FUND
-----------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996                 $33,602        1.54%        0.23%        1.54%         0.23%          24%         $0.0106

   1995                  23,145        1.52         1.38         1.60          1.30           28            N/A
   1994(16)              17,860        1.60         0.45         1.71          0.34           13            N/A
   INVESTOR CLASS
   1996                 $   840        1.79%       (0.15)%       1.79%        (0.15)%         24%         $0.0106

   1995                     733        1.81         1.05         1.88          0.98           28            N/A
   1994(17)                 705        1.90         0.15         2.75**       (0.70)**        13            N/A
-----------------------------------------------------------------------------------------------------------------------
LATIN AMERICA EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996(18)             $11,490        2.09%       (0.55)%       2.09%        (0.55)%         10%         $0.0004
-----------------------------------------------------------------------------------------------------------------------

    *          Sales load is not included in total return.
    **         Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor
               Classes' initial year of operations.
(DAGGER)       The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Trust Class and Investor
               Class would have been 9.87% and 9.64%, respectively.
(DOUBLE DAGGER)The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Trust Class and Investor Class would have been 14.36% and 14.02%, respectively.
(TRIPLE DAGGER)Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on March 25, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on April 22, 1993. All ratios and total returns for the period have been annualized.
 4. Commenced operations on March 31, 1993. All ratios and total returns for the period have been annualized.
 5. Commenced operations on April 13, 1993. All ratios and total returns for the period have been annualized.
 6. Commenced operations on March 12, 1993. All ratios and total returns for the period have been annualized.
 7. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
 8. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
 9. Commenced operations on February 7, 1993. All ratios and total returns for the period have been annualized.
10. Commenced operations on April 26, 1993. All ratios and total returns for the period have been annualized.
11. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
12. Commenced operations on March 26, 1993. All ratios and total returns for the period have been annualized.
13. Commenced operations on March 8, 1993. All ratios and total returns for the period have been annualized.
14. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
15. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
16. Commenced operations on January 3, 1994. All ratios and total returns for the period have been annualized.
17. Commenced operations on January 12, 1994. All ratios and total returns for the period have been annualized.
18. Commenced operations on July 1, 1996. All ratios except total return for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                         76 & 77

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

Rembrandt Funds(REGISTRATION MARK) (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated September 17, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 17 funds: Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund (collectively "the Money Market Funds"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund (formerly "Global Fixed Income Fund"), Balanced Fund, Limited Volatility Fixed Income Fund (collectively "the Fixed Income Funds"), Value Fund, Growth Fund, International Equity Fund, Small Cap Fund, TransEurope Fund, Asian Tigers Fund and Latin America Equity Fund (collectively "the Equity Funds"). The Limited Volatility Fixed Income Fund and TransEurope Fund had not yet commenced operations as of December 31, 1996. The Fund's prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Trust is registered to offer two classes of shares: Trust Class and Investor Class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION--Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price, if readily available for such equity securities, on each business day; other equity securities traded in the over-the -counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding
60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less until maturity may be valued at their amortized cost. Foreign securities in the International Fixed Income Fund, Asian Tigers Fund, International Equity Fund and Latin America Equity Fund are valued based upon quotations from the primary market in which they are traded.
     Investment securities held by the Money Market Funds are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.
     FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required in the accompanying financial statements.
     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Purchase discounts and premiums on securities held by the Equity and Fixed Income Funds are accreted and amortized to maturity using the interest method, which approximates the effective interest method.

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
     NET ASSET VALUE PER SHARE--The net asset value per share of each Fund or class of shares is calculated each business day. In general, it is computed by dividing the assets of each Fund or class of shares less its liabilities, by the number of outstanding shares of the Fund or class.
     FOREIGN CURRENCY TRANSACTIONS--With respect to the International Fixed Income Fund, Asian Tigers Fund, International Equity Fund and Latin America Equity Fund (the "International Funds"), the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
    (II) purchases and sales of investment securities, income, and expenses at the relevent rates of exchange prevailing on the respective dates of such transactions.
     The International Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.
     The International Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.
     FORWARD FOREIGN CURRENCY CONTRACTS--The International Fixed Income Fund enters into forward foreign currency contracts as hedges against fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes.
     MATURITY DATES--Certain variable rate and floating rate securities of the Funds are subject to "maturity shortening" devices such as put or demand features. Under Rule 2a-7 of the Investment Company Act of 1940, as amended, these securities are deemed to have maturities shorter than the ultimate maturity dates. Accordingly, the maturity dates reflected in the Statements of Net Assets are the shorter of the effective put/demand date or the ultimate maturity date.
     CLASSES--Class-specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.
     OTHER--Distributions from net investment income for the Equity and Fixed Income Funds are paid to shareholders on a periodic basis. Distributions from net investment income for the Money Market Funds are distributed to shareholders daily. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

NOTES TO FINANCIAL STATEMENTS

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, that may differ from those amounts recorded under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

3. ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement. Under the terms of the Administration Agreement (the "Administration Agreement"), the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .15% of the average daily net assets of each Fund.
     The Trust and Rembrandt Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI Financial Services Company, have entered into a distribution agreement. The Distributor receives no fees for its distribution services under this agreement for Trust Class shares of any Fund. The Distributor is paid a fee of .25% of the average daily net assets of the Investor Class shares of each Fund.

4. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES

Organizational costs have been capitalized by the Funds and are being amortized over 60 months, commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $53,000 for organizational work performed by a law firm of which an officer of the Trust is a partner.
     Certain officers of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their roles as officers of the Trust.
     During the year ended December 31, 1996, ABN AMRO-NSM International Funds Management B.V. ("ABN AMRO"), an affiliate of the Advisor, contributed $197,300 and $44,000 to the International Equity Fund and the Asian Tigers Fund, respectively. The payments represented reimbursements for certain transactions effected with affiliated brokers. The payments, which have been accounted for as contributions to capital, increased net asset value per share by $.03 for the International Equity Fund and by $.02 for the Asian Tigers Funds.

5. INVESTMENT ADVISORY AGREEMENT

The Trust has entered into an investment advisory agreement with LaSalle
Street Capital Management, Ltd. (the "Advisor"), under which the Advisor is entitled to an annual fee equal to .60% of the average daily net assets of each of the Fixed Income, Intermediate Government Fixed Income, Limited Volatility Fixed Income and Tax-Exempt Fixed Income Funds; .80% of the average daily net assets of the International Fixed Income, Value, Growth, and Small Cap Funds; 1.00% of the average daily net assets of the International Equity, TransEurope, Latin America Equity and Asian Tigers Funds; .70% of the average daily net assets of the Balanced Fund; .35% of the average daily net assets of the Treasury Money Market, Money Market, and Tax-Exempt Money Market Funds, and .20% of the average daily net assets of the Government Money Market Fund. The Advisor has voluntarily agreed for an indefinite period of time, to waive a

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

portion of its fee in an amount equal to .10% of the average daily net assets of each of the Fixed Income Funds, except the International Fixed Income Fund. The Advisor has also voluntarily agreed for an indefinite period of time, to waive a portion of its fee in an amount equal to .15% of the average daily net assets of each of the Money Market Funds, except the Government Money Market Fund.
     ABN AMRO-NSM International Funds Management B.V. has entered into a sub-advisory agreement with the Advisor and serves as Sub-Advisor to the International Funds. Sub-Advisory fees are paid by the Advisor.


6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities including U.S. Government securities, other than temporary cash investments, during the year ended December 31, 1996 were as follows:

                                    PURCHASES   SALES
                                      (000)     (000)
                                    ---------  --------
Fixed Income                        $233,562   $233,064
Intermediate Government
   Fixed Income                      115,628    133,274
Tax-Exempt Fixed Income               41,593     48,245
International Fixed Income            11,078     12,045
Balanced                              56,711     54,688
Value                                 90,642     80,716
Growth                                50,180     50,833
International Equity                  17,140      7,752
Small Cap                             52,833     45,131
Asian Tigers                          15,123      7,036
Latin America Equity                  10,505        718

     At December 31, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investments at December 31, 1996, for each Fixed Income and Equity Fund is as follows:

                                                     NET
                       APPRECIATED  DEPRECIATED   UNREALIZED
                        SECURITIES  SECURITIES   APPRECIATION
                          (000)       (000)         (000)
                       -----------  -----------  ------------
Fixed Income            $ 1,882      $  (310)      $ 1,572
Intermediate
   Government
   Fixed Income             578          (61)          517
Tax-Exempt Fixed
   Income                 1,203         (111)        1,092
International Fixed
   Income                   794         (251)          543
Balanced                  8,015         (951)        7,064
Value                    27,864       (1,903)       25,961
Growth                   22,176       (1,228)       20,948
International Equity     22,043       (3,919)       18,124
Small Cap                 5,674       (1,564)        4,110
Asian Tigers              7,196       (1,763)        5,433
Latin America Equity        753         (336)          417

     At December 31, 1996 the following Funds had available realized capital losses to offset future net capital gains through fiscal year ended:

                                2002      2003     2004
                                (000)     (000)    (000)
                                -----     -----   ------

Treasury Money Market          $   --     $ --    $   1
Government Money Market             2        2       --
Tax-Exempt Money Market             3        2       --
Fixed Income                    3,375       --       --
Intermediate Government
   Fixed Income                 1,919      447      962
Tax-Exempt Fixed Income         2,093      307       --
International Fixed Income        221       --       --
Latin America Equity               --       --       55


7. FORWARD FOREIGN CURRENCY CONTRACTS

The International Fixed Income Fund enters into forward foreign currency exchange contracts as hedges against portfolio positions. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also,

NOTES TO FINANCIAL STATEMENTS

although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.
     The following forward foreign currency contract was outstanding at December 31, 1996:

International Fixed Income Fund:

                                               IN          NET
                                 CONTRACT   EXCHANGE    UNREALIZED
                   SETTLEMENT   TO DELIVER    FOR      DEPRECIATION
                      DATE        (000)      (000)        (000)
                   ----------   ----------  --------   ------------
Foreign Currency
   Sale:            01/28/97      UK 500      IE 495      $(18)
                                                          =====


----------
IE  IRISH POUND
UK  BRITISH POUNDS STERLING

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]

SHAREHOLDER VOTING RESULTS (UNAUDITED)

There was a special meeting of shareholders held on April 29, 1996 at which shareholders of the Fixed Income Funds, Equity Funds and Balanced Fund (each a "Fund", and together the "Funds") voted on a series of proposals. Each proposal and the results of the shareholder meeting are set forth below. There were no broker non-votes submitted at the meeting.

1. Proposal to amend each Fund's fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate or commodities contracts.

                                                  INTERNATIONAL   ASIAN
             VALUE        GROWTH      SMALL CAP      EQUITY       TIGERS
For       11,150,189    7,131,981     1,952,765     5,953,169   2,536,447
Against        4,650       21,818         1,549         2,261       5,098
Abstain        2,596        1,902           143         3,979         408

                       INTERMEDIATE   TAX-EXEMPT  INTERNATIONAL
             FIXED      GOVERNMENT       FIXED        FIXED
            INCOME     FIXED INCOME     INCOME        INCOME     BALANCED
For       12,666,049    7,171,096     4,778,715     1,648,115   4,925,631
Against       10,682          696           996         3,001       7,220
Abstain           --           --           379            --      14,771

2. Proposal to reclassify each Fund's fundamental limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

                                                  INTERNATIONAL   ASIAN
             VALUE        GROWTH      SMALL CAP      EQUITY       TIGERS
For        11,151,519   7,149,426     1,953,493     5,954,714   2,537,357
Against         3,270       4,339           964         1,013       4,276
Abstain         2,596       1,938            --         3,682         318

                       INTERMEDIATE   TAX-EXEMPT  INTERNATIONAL
             FIXED      GOVERNMENT       FIXED        FIXED
             INCOME     FIXED INCOME     INCOME       INCOME     BALANCED
For       12,676,726    7,171,096     4,779,712     1,648,801   4,926,338
Against            5          696            --         2,317       5,893
Abstain           --           --           379            --      15,391



3. Proposal to eliminate each Fund's fundamental limitation concerning puts, calls, options or combinations thereof.

                                                  INTERNATIONAL   ASIAN
             VALUE        GROWTH      SMALL CAP      EQUITY       TIGERS
For       11,148,338    7,148,312     1,952,459     5,953,282   2,538,117
Against        6,451        4,913         1,785         2,279       2,975
Abstain        2,596        2,475           232         3,848         859

                       INTERMEDIATE   TAX-EXEMPT  INTERNATIONAL
             FIXED      GOVERNMENT       FIXED        FIXED
            INCOME     FIXED INCOME     INCOME        INCOME     BALANCED
For        12,676,726   7,171,096     4,779,712     1,650,436   4,920,133
Against             5         696            --           683      12,717
Abstain            --          --           379            --      14,771

4. Proposal to amend each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

                                                  INTERNATIONAL   ASIAN
             VALUE        GROWTH      SMALL CAP      EQUITY       TIGERS
For        11,140,246   7,148,155     1,953,112     5,952,984   2,537,858
Against        14,542       4,960         1,344         2,844       3,996
Abstain         2,596       2,588            --         3,780          98

                       INTERMEDIATE   TAX-EXEMPT  INTERNATIONAL
             FIXED      GOVERNMENT       FIXED        FIXED
            INCOME     FIXED INCOME     INCOME        INCOME     BALANCED
For        12,676,726   7,171,096     4,776,170     1,650,436   4,917,418
Against             5         696         1,541           683      14,814
Abstain            --          --           379            --      15,391

5. Proposal to reclassify each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amending the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

                                                  INTERNATIONAL   ASIAN
             VALUE        GROWTH      SMALL CAP      EQUITY       TIGERS
For        11,151,519   7,150,495     1,953,232     5,954,459   2,538,520
Against         3,270       2,943         1,082         1,267       2,765
Abstain         2,596       2,263           143         3,682         566

                       INTERMEDIATE   TAX-EXEMPT  INTERNATIONAL
             FIXED      GOVERNMENT       FIXED        FIXED
            INCOME     FIXED INCOME     INCOME        INCOME     BALANCED
For        12,676,726   7,171,096     4,772,539     1,651,119   4,923,846
Against             5         696            --            --       8,669
Abstain            --          --         7,652            --      15,106

SHAREHOLDER VOTING RESULTS (UNAUDITED)

6. Proposal to reclassify each Fund's fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy and to amend certain language to clarify the non-fundamental policy.

                                                  INTERNATIONAL   ASIAN
             VALUE        GROWTH      SMALL CAP      EQUITY       TIGERS
For        11,148,768   7,147,129     1,952,908     5,953,916   2,539,019
Against         8,021       6,308         1,549         1,811       2,614
Abstain         2,596       2,283            --         3,682         318

                       INTERMEDIATE   TAX-EXEMPT  INTERNATIONAL
             FIXED      GOVERNMENT       FIXED        FIXED
            INCOME     FIXED INCOME     INCOME        INCOME     BALANCED
For        12,676,726   7,171,096     4,772,539     1,650,436   4,920,525
Against             5         696         7,173           683      11,990
Abstain            --          --           379            --      15,106

                                                               DECEMBER 31, 1996

                                                               [GRAPHIC OMITTED]
NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a December 31, 1996 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 1996 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended December 31, 1996 the funds of the Rembrandt Funds (REGISTRATION MARK) are designating long term capital gains and qualifying dividend income with regard to distributions paid during the year as follows:

                                       (A)             (B)
                                    LONG TERM       ORDINARY
                                  CAPITAL GAINS      INCOME           TOTAL
                                  DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
FUND                               (TAX BASIS)     (TAX BASIS)     (TAX BASIS)
------                            -------------   -------------   -------------
Treasury Money Market (2)               0%            100%            100%
Government Money Market                 0%            100%            100%
Money Market                            0%            100%            100%
Tax-Exempt Money Market                 0%            100%            100%
Fixed Income                            0%            100%            100%
Intermediate Government
  Fixed Income                          0%            100%            100%
Tax-Exempt Fixed Income                 0%            100%            100%
International Fixed Income              0%            100%            100%
Balanced                               63%             37%            100%
Value                                  66%             34%            100%
Growth                                 58%             42%            100%
International Equity                   56%             44%            100%
Small Cap                              62%             38%            100%
Asian Tigers                           23%             77%            100%
Latin America Equity                    0%              0%              0%

                                       (C)             (D)
                                   QUALIFYING      TAX EXEMPT
FUND                              DIVIDENDS(1)      INTEREST
------                            ------------     ----------
Treasury Money Market                   0%              0%
Government Money Market                 0%              0%
Money Market                            0%              0%
Tax-Exempt Money Market                 0%             99%
Fixed Income                            0%              0%
Intermediate Government
  Fixed Income                          0%              0%
Tax-Exempt Fixed Income                 0%             99%
International Fixed Income              0%              0%
Balanced                               31%              0%
Value                                  54%              0%
Growth                                 31%              0%
International Equity                    0%              0%
Small Cap                               3%              0%
Asian Tigers                            0%              0%
Latin America Equity                    0%              0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
(2) THE REMBRANDT FUNDS TREASURY MONEY MARKET FUND SATISFIES CA, CT AND NY'S STATUTORY REQUIREMENTS TO PASS-THROUGH INCOME FROM FEDERAL OBLIGATIONS. ACCORDINGLY, THE PRO-RATA PORTION OF INCOME FROM FEDERAL OBLIGATIONS MAY BE EXEMPT FOR THOSE RESPECTIVE STATE'S INCOME TAX PURPOSES. INCOME FROM FEDERAL OBLIGATIONS IS 100% OF THE TOTAL "ORDINARY INCOME DISTRIBUTIONS" IN COLUMN B ABOVE. NO OTHER FUND WITHIN THE REMBRANDT FUNDS QUALIFIES IN CA, CT OR NY TO PASS-THROUGH EXEMPT DIVIDENDS FROM FEDERAL OBLIGATIONS.
  * ITEMS (A) AND (B) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL DISTRIBUTION.
 ** ITEM (C) IS BASED ON THE PERCENTAGE OF ORDINARY INCOME OF EACH FUND.
*** ITEM (D) IS BASED ON THE PERCENTAGE OF GROSS INCOME OF EACH FUND.

                                 READER'S NOTES

                                 READER'S NOTES

                                 READER'S NOTES

                               IT'S EASY TO INVEST
                             IN THE REMBRANDT FUNDS

  For more complete information, including information on charges and expenses, call 1-800-443-4725 or contact us on the Internet at
                         http://www.rembrandtfunds.com.
          You'll receive a free investor kit, including our prospectus.
            Please read it carefully before you invest or send money.

                                SERVICE FEATURES
       (BULLET) Toll-free access to your account information.
       (BULLET) Free telephone exchanges as often as you require.
       (BULLET) Free dividend reinvestment to help build your account.
       (BULLET) Free automatic investment plans of $50 or more per month. (BULLET) Free systematic withdrawal plans.
       (BULLET) Free check-writing for amounts of $500 or more (on money market accounts only).
       (BULLET) You have the option of investing your personal savings,
                IRA, rollover, Keogh, or SEP dollars in the Rembrandt Funds. (BULLET) Quarterly statements.
       (BULLET) ACH and wire transfers available.
       (BULLET) Tax-free rollovers into an IRA.
       (BULLET) IRA custodial fee waived for investments over $15,000.
       (BULLET) Minimum initial investment for the Investor Class is $2,000
                ($1,000 for IRAs), with subsequent investments of $100 or more.

REMBRANDT FUNDS(REGISTRATION MARK)
----------------------------------
ANNUAL REPORT
----------------------------------
DECEMBER 31, 1996


MONEY MARKET FUNDS
TREASURY MONEY MARKET FUND
GOVERNMENT MONEY MARKET FUND
MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND

FIXED INCOME FUNDS
FIXED INCOME FUND
INTERMEDIATE GOVERNMENT FIXED INCOME FUND
TAX-EXEMPT FIXED INCOME FUND
INTERNATIONAL FIXED INCOME FUND

BALANCED FUND
BALANCED FUND

EQUITY FUNDS
VALUE FUND
GROWTH FUND
INTERNATIONAL EQUITY FUND
SMALL CAP FUND
ASIAN TIGERS FUND
LATIN AMERICA EQUITY FUND




FOR MORE INFORMATION, CALL 1-800-443-4725.
http://www.rembrandtfunds.com


INVESTMENT ADVISER
LASALLE STREET CAPITAL MANAGEMENT, LTD.
10 South LaSalle Street
Suite 3701
Chicago, IL 60603

ADMINISTRATOR
SEI FUND RESOURCES
Oaks, PA 19456

DISTRIBUTOR
REMBRANDT FINANCIAL SERVICES COMPANY
Oaks, PA 19456

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
2000 One Logan Square
Philadelphia, PA 19103

AUDITORS
ERNST & YOUNG LLP
Two Commerce Square
2001 Market Street
Suite 4000
Philadelphia, PA 19103




                                [GRAPHIC OMITTED]

          THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
    FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS NAMED ABOVE. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
  IN A FUND UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS.



                                                                    REM-F-011-04